CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                   EXHIBIT 10.25



                             COLLABORATION AGREEMENT


                                     BETWEEN


                          COULTER PHARMACEUTICAL, INC.


                                       AND


                         SMITHKLINE BEECHAM CORPORATION


                                 MARCH 26, 1999

                                TABLE OF CONTENTS

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
ARTICLE 1      DEFINITIONS...................................................................1

        1.1    "004 Trial"...................................................................1

        1.2    "Additional Indications"......................................................1

        1.3    "Affiliate(s)"................................................................1

        1.4    "Anti-CD20 Antibody"..........................................................2

        1.5    "B1 Murine Antibody"..........................................................2

        1.6    "Bexxar"......................................................................2

        1.7    "BLA".........................................................................2

        1.8    "Commercially Reasonable Efforts".............................................2

        1.9    "Control".....................................................................2

        1.10   "Co-Promotion"................................................................3

        1.11   "Cost of Goods"...............................................................3

        1.12   "Coulter Patent Rights".......................................................4

        1.13   "Cross-Territory Trials"......................................................4

        1.14   "Development".................................................................4

        1.15   "Development Costs"...........................................................4

        1.16   "Distribution Costs"..........................................................5

        1.17   "Europe"......................................................................5

        1.18   "European Facility"...........................................................5

        1.19   "Existing Third Party License"................................................5

        1.20   "Existing Third Party License Costs"..........................................6

        1.21   "FD&C Act"....................................................................6

        1.22   "FDA".........................................................................6

        1.23   "Field".......................................................................6

        1.24   "Finance Subteam".............................................................6

        1.25   "First Commercial Sale".......................................................6

        1.26   "First Indication"............................................................6

        1.27   "Force Majeure Occurrence"....................................................6

        1.28   "FTE".........................................................................6


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       i.

                                TABLE OF CONTENTS
                                  (CONTINUED)


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
        1.29   "Good Clinical Practice" or "GCP".............................................6

        1.30   "Good Laboratory Practice" or "GLP"...........................................7

        1.31   "Good Manufacturing Practice" or "GMP"........................................7

        1.32   "Guaranteed COGS Plus Royalties Percent"......................................7

        1.33   "Guaranteed COGS Territory"...................................................7

        1.34   "Intellectual Property Rights"................................................7

        1.35   "Invention"...................................................................7

        1.36   "Joint Commercialization Committee" or "JCC"..................................7

        1.37   "Joint Development Committee" or "JDC"........................................7

        1.38   "Joint Development Plan"......................................................7

        1.39   "Joint Manufacture Development Plan"..........................................8

        1.40   "Joint Marketing Plan"........................................................8

        1.41   "Joint P&L"...................................................................8

        1.42   "Know-How"....................................................................8

        1.43   "Licensed Compound"...........................................................8

        1.44   "Loan and Security Agreements"................................................8

        1.45   "MAA".........................................................................8

        1.46   "Major Indications"...........................................................9

        1.47   "Major Market Country"........................................................9

        1.48   "Major Markets in Territory C"................................................9

        1.49   "Manufacture and Supply Chain Subteam"........................................9

        1.50   "Manufacture Development".....................................................9

        1.51   "Manufacture Development Costs"...............................................9

        1.52   "Marketing Costs"............................................................10

        1.53   "[*]"........................................................................11

        1.54   "Net Sales"..................................................................11

        1.55   "New Third Party Manufacture and Supply Chain Agreements"....................11

        1.56   "New Third Party License"....................................................11

        1.57   "New Third Party License Costs"..............................................12


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      ii.

                                TABLE OF CONTENTS
                                  (CONTINUED)


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
        1.58   "Non-USA COGS"...............................................................12

        1.59   "Non-USA Marketing Plan".....................................................12

        1.60   "Non-USA Territory"..........................................................12

        1.61   "North America"..............................................................12

        1.62   "Operating Profit or Loss"...................................................12

        1.63   "Other Operating Income/Expense".............................................12

        1.64   "Out-of-Pocket Costs"........................................................12

        1.65   "Patent Costs"...............................................................12

        1.66   "Patent Rights"..............................................................12

        1.67   "PHS Act"....................................................................13

        1.68   "Planned Clinical Trials"....................................................13

        1.69   "Pre-Existing Third Party Manufacture and Supply Chain Agreements"...........13

        1.70   "Product"....................................................................13

        1.71   "QA/QC Costs"................................................................13

        1.72   "Radiolabeled Antibody"......................................................14

        1.73   "Regulatory Approval"........................................................14

        1.74   "Regulatory Personnel".......................................................14

        1.75   "Sales Costs"................................................................14

        1.76   "Sales Effort"...............................................................14

        1.77   "SB Option Exercise Notice"..................................................14

        1.78   "SB Patent Rights"...........................................................14

        1.79   "Second Generation Antibody".................................................14

        1.80   "Second Generation Antibody Candidate".......................................14

        1.81   "Second Generation Licensed Compound"........................................15

        1.82   "Second Generation Licensed Compound Candidate"..............................15

        1.83   "Second Generation Licensed Compound Candidate Development Costs"............15

        1.84   "Second Generation Licensed Compound Candidate Manufacture Development
               Costs".......................................................................16

        1.85   "Second Indication"..........................................................16


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      iii.

                                TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                          PAGE
        1.86   "Stock Purchase Agreement"...................................................16

        1.87   "Term of Co-Promotion".......................................................16

        1.88   "Territory"..................................................................16

        1.89   "Territory A"................................................................16

        1.90   "Territory B"................................................................16

        1.91   "Territory C"................................................................16

        1.92   "Third Indication"...........................................................16

        1.93   "Third Party(ies)"...........................................................17

        1.94   "Trademark"..................................................................17

        1.95   "Trademark Costs"............................................................17

        1.96   "Unaffiliated Expert"........................................................17

        1.97   "Unconjugated Antibody"......................................................17

ARTICLE 2      MANAGEMENT OF COLLABORATION..................................................17

        2.1    Joint Development Committee (JDC)............................................17

               2.1.1  Formation; Membership.................................................17

               2.1.2  Decision-Making.......................................................18

               2.1.3  Meetings..............................................................18

               2.1.4  Specific Responsibilities of the JDC..................................18

        2.2    Joint Commercialization Committee (JCC)......................................19

               2.2.1  Formation; Membership.................................................19

               2.2.2  Decision-Making.......................................................20

               2.2.3  Meetings..............................................................20

               2.2.4  Specific Responsibilities of the JCC..................................20

        2.3    Manufacture and Supply Chain Subteam.........................................21

               2.3.1  Formation; Membership.................................................21

               2.3.2  Decision-Making.......................................................22

               2.3.3  Meetings..............................................................22

               2.3.4  Specific Responsibilities of the Manufacture and Supply Chain
                      Subteam...............................................................22


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       iv.

                                TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                          PAGE
        2.4    Finance Subteam..............................................................23

               2.4.1  Formation; Membership.................................................23

               2.4.2  Meetings..............................................................23

               2.4.3  Responsibilities of the Finance Subteam...............................23

ARTICLE 3      DEVELOPMENT OF LICENSED COMPOUND.............................................24

        3.1    Initial and Subsequent Focus of the Collaboration............................24

        3.2    Development..................................................................24

               3.2.1  Joint Development Plan................................................24

               3.2.2  Implementation of Development.........................................25

               3.2.3  Designation of Clinical Trials........................................26

               3.2.4  Lead Party for Development............................................26

               3.2.5  Development Diligence Milestones in Non-USA Territory.................27

               3.2.6  Funding of Development................................................28

        3.3    Manufacture Development......................................................30

               3.3.1  Joint Manufacture Development Plan....................................30

               3.3.2  Lead Party for Manufacture Development................................31

               3.3.3  Funding of Manufacture Development....................................32

        3.4    Records, Reports and Information Exchange....................................32

               3.4.1  Technology and Information Transfer...................................32

               3.4.2  Record Keeping........................................................33

        3.5    Regulatory Compliance........................................................33

        3.6    Regulatory Approvals.........................................................33

               3.6.1  Territory A...........................................................33

               3.6.2  Non-USA Territory.....................................................33

ARTICLE 4      ADDITIONAL INDICATIONS; SECOND GENERATION LICENSED COMPOUNDS.................34

        4.1    Additional Indications.......................................................34

        4.2    Second Generation Licensed Compounds.........................................35

               4.2.1  Second Generation Licensed Compound Candidates; Reporting;
                      Notice................................................................35

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       v.

                                TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                          PAGE
               4.2.2  SB Development and Commercialization Option...........................36

               4.2.3  If Coulter is the Initiating Party and SB Does Not Provide an
                      SB Option Exercise Notice.............................................37

               4.2.4  Coulter Development and Commercialization Rights; Coulter
                      Funding Option........................................................38

               4.2.5  Modification of Joint Development Plan, Joint Manufacture
                      Development Plan and Joint Marketing Plan.............................39

ARTICLE 5      LICENSES.....................................................................40

        5.1    Licenses to SB...............................................................40

        5.2    Licenses to Coulter..........................................................41

        5.3    New Third Party Licenses.....................................................42

               5.3.1  Determination Regarding Need for New Third Party License..............42

               5.3.2  Procedure for Obtaining...............................................42

               5.3.3  New Third Party License Costs.........................................43

               5.3.4  Upstream Licenses.....................................................43

        5.4    Exclusivity..................................................................44

ARTICLE 6      CONSIDERATION TO COULTER.....................................................46

        6.1    Upfront Fees.................................................................46

        6.2    Milestone Payments on Bexxar.................................................47

               6.2.1  Definitions Relating to Milestone Payments............................50

               6.2.2  Delay of Commercial Launch in Non-USA Territory.......................52

               6.2.3  Non-Refundable and Non-Creditable Milestone Payments..................52

               6.2.4  Offset Against Milestone Payment for Regulatory Approval in
                      Territory B...........................................................52

        6.3    Milestone Payments on Products Containing Second Generation Licensed
               Compounds....................................................................52

        6.4    Section 9.10.5 Milestone.....................................................53

        6.5    Method of Making Milestone Payments..........................................53

        6.6    Royalties and Profit Sharing.................................................53

        6.7    [*] Rights...................................................................54

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       vi.

                                TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                          PAGE
ARTICLE 7      MARKETING....................................................................55

        7.1    Co-Promotion in Territory A..................................................55

               7.1.1  Rights to Co-Promote..................................................55

               7.1.2  Lead Party for Commercialization in Territory A.......................55

               7.1.3  Joint Marketing Plan..................................................56

               7.1.4  Product Team..........................................................56

               7.1.5  Product Pricing.......................................................56

               7.1.6  Efforts of the Parties................................................57

               7.1.7  Compliance with Law...................................................58

               7.1.8  Promotional and Advertising Materials.................................59

               7.1.9  Samples...............................................................59

               7.1.10 Orders, Distribution, Completion of Sales, Returns....................59

               7.1.11 Exchange of Marketing Information.....................................60

               7.1.12 Co-Promotion Expenses.................................................60

               7.1.13 Allocation of Operating Profit or Loss................................60

               7.1.14 Joint P&L.............................................................60

               7.1.15 Election to Forego Co-Promotion Right.................................61

               7.1.16 Sales Training........................................................62

        7.2    Non-USA Territory............................................................63

               7.2.1  General...............................................................63

               7.2.2  Commercialization Milestones..........................................63

               7.2.3  Third Party Distribution Agreements...................................65

               7.2.4  Royalties in Non-USA Territory........................................65

               7.2.5  Increase or Decrease in Royalties based on Non-USA COGS...............66

               7.2.6  Decrease in Royalties Based on Substantial Competition................68

        7.3    No Delegation................................................................68

        7.4    Product Complaints...........................................................68

        7.5    Product-Related Inquiries....................................................69

        7.6    Adverse Drug Event Reporting.................................................69


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       vii.

                                TABLE OF CONTENTS
                                  (CONTINUED)


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
ARTICLE 8      ACCOUNTS AND RECORDS; WITHHOLDING TAX........................................69

        8.1    No Double Counting of Costs..................................................69

        8.2    Records......................................................................69

        8.3    Audits.......................................................................69

        8.4    Sales by Sublicensees........................................................70

        8.5    Withholding..................................................................70

        8.6    Currency of Payment..........................................................70

        8.7    Accounting...................................................................71

ARTICLE 9      MANUFACTURING AND SUPPLY.....................................................71

        9.1    Cooperation..................................................................71

        9.2    Pre-Existing Third Party Manufacture and Supply Chain Agreements.............71

        9.3    Conformity with Pre-Existing Third Party Manufacture and Supply Chain
               Agreements and Any New Third Party Manufacture and Supply Chain
               Agreements...................................................................72

        9.4    Responsibility for Manufacture, Supply and Distribution......................72

               9.4.1  Unconjugated Antibody.................................................72

               9.4.2  Radiolabeled Antibody for Development.................................72

               9.4.3  Radiolabeled Antibody for Commercial Sale.............................73

               9.4.4  Specifications........................................................73

               9.4.5  Non-compliance with Specifications....................................73

               9.4.6  Distribution..........................................................75

        9.5    Allocation in the Event of Product Shortages.................................75

               9.5.1  Allocation Between Development and Commercialization..................75

               9.5.2  Allocation of Shortages Between Territories (Commercial Supply).......75

               9.5.3  No Liability for Product Shortages....................................75

        9.6    Change in Responsibility for Manufacture and Supply..........................75

               9.6.1  Unconjugated Antibody by SB...........................................75

               9.6.2  Unconjugated Antibody or Radiolabeled Antibody by Coulter.............76

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       viii.

                                TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                          PAGE
        9.7    Cost of Goods for Unconjugated Antibody and Radiolabeled Antibody for
               Development and Manufacture Development; Manufacture Development Costs
               (Including Capital Expenditures).............................................77

               9.7.1  Cost of Goods for Unconjugated Antibody and Radiolabeled
                      Antibody for Development and Manufacture Development..................77

               9.7.2  Manufacture Development Costs (Including [*]).........................77

        9.8    Cost of Goods for Unconjugated Antibody and Radiolabeled Antibody for
               Commercial Sale..............................................................77

               9.8.1  Unconjugated Antibody.................................................77

               9.8.2  Radiolabeled Antibody.................................................78

        9.9    Cost of Unconjugated Antibody in Event of Transfer of Responsibility.........79

        9.10   European Facility............................................................79

               9.10.1 Overview..............................................................79

               9.10.2 Selection of SB Option................................................80

               9.10.3 Definitions...........................................................81

               9.10.4 SB Performance; Coulter Remedies......................................81

               9.10.5 Milestone Payment.....................................................82

               9.10.6 Remainder of the Non-USA Territory....................................83

        9.11   Term of Manufacture and Supply...............................................83

        9.12   Forecasts....................................................................83

               9.12.1 Unconjugated Antibody and Radiolabeled Antibody.......................83

               9.12.2 Production Ordering Mechanism for Radiolabeled Antibody for
                      Development and Commercial Sale.......................................84

               9.12.3 Delivery; Shipment....................................................84

        9.13   Quality Control; Testing.....................................................85

        9.14   Manufacturing Regulatory Compliance..........................................85

               9.14.1 Territory A...........................................................85

               9.14.2 Territory B and Territory C...........................................85

        9.15   Recalls......................................................................85

        9.16   Corrective Action for Supply of Unconjugated Antibody........................86

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       ix.

                                TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                          PAGE
        9.17   Corrective Action for Supply of Radiolabeled Antibody........................87

        9.18   Exchange of Information......................................................87

ARTICLE 10     TRADEMARKS...................................................................88

        10.1   Selection and Ownership of Trademarks........................................88

               10.1.1 Territory A...........................................................88

               10.1.2 Non-USA Territory.....................................................88

        10.2   Development of Trademarks....................................................88

        10.3   License Grants...............................................................89

               10.3.1 Territory A...........................................................89

               10.3.2 Non-USA Territory.....................................................89

               10.3.3 Licensed Trademarks...................................................89

        10.4   Use of Trademarks............................................................89

               10.4.1 Territory A Trademarks and Coulter Trademarks.........................89

               10.4.2 SB Trademarks.........................................................90

               10.4.3 Quality Maintenance...................................................90

        10.5   Infringement of Trademarks...................................................90

        10.6   Costs Related to Infringement................................................91

        10.7   Trade Dress..................................................................91

ARTICLE 11     PROSECUTION, MAINTENANCE AND INFRINGEMENT OF INTELLECTUAL PROPERTY
               RIGHTS.......................................................................92

        11.1   Inventions...................................................................92

        11.2   Prosecution And Maintenance Of Patent Rights; Allocation of Patent Costs.....93

        11.3   Cooperation..................................................................93

        11.4   Infringement of Intellectual Property Rights.................................93

               11.4.1 Right to Bring Action; Treatment of Recovery..........................93

        11.5   Defense and Settlement of Third Party Claims for Products in the
               Territory; Opposition and Revocation Proceedings.............................95

        11.7   Royalty Reduction in Territory B or Territory C..............................97

        11.8   Foreclosure Under Security Agreement.........................................97


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       x.
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                                TABLE OF CONTENTS
                                  (CONTINUED)


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
        11.9   Covenant Regarding Existing Third Party License Agreements with [*].........100

ARTICLE 12     FORCE MAJEURE...............................................................101

ARTICLE 13     TERM AND TERMINATION........................................................101

        13.1   Term........................................................................101

        13.2   General Conditions of Expiration and Termination............................102

        13.3   Termination for Breach......................................................104

               13.3.1 General..............................................................104

               13.3.2 Breach by SB.........................................................104

        13.4   Early Termination License of SB's License...................................104

        13.5   Non-Exclusive License.......................................................105

        13.6   Early Termination of Coulter's License......................................106

        13.7   No Limit on Remedies........................................................107

ARTICLE 14     ASSIGNMENT..................................................................107

        14.1   Assignment..................................................................107

        14.2   Performance by Affiliates and Local Operating Entities......................107

ARTICLE 15     INDEMNIFICATION AND INSURANCE...............................................107

        15.1   Cross Indemnification.......................................................107

               15.1.1 Indemnification in the Non-USA Territory.............................107

               15.1.2 Indemnification in Territory A.......................................108

        15.2   Indemnification Procedure...................................................109

        15.3   Insurance...................................................................109

ARTICLE 16        WARRANTIES AND REPRESENTATIONS...........................................110

ARTICLE 17        CONFIDENTIAL INFORMATION.................................................112

        17.1   Information.................................................................112

        17.2   Exceptions..................................................................112

        17.3   Permitted Disclosures.......................................................113

        17.4   Disclosure of Agreement.....................................................113

        17.5   Publicity...................................................................114

        17.6   Publication.................................................................114

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       xi.
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                                TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                          PAGE

        17.7   Prior Confidentiality Agreements............................................114

ARTICLE 18     DISPUTE RESOLUTION..........................................................115

        18.1   General.....................................................................115

        18.2   [*].........................................................................115

        18.3   Recommendation of [*].......................................................115

        18.4   Governing Law; Jurisdiction; Venue..........................................116

        18.5   Arbitration for Reasonable Royalty Determination............................116

ARTICLE 19     MISCELLANEOUS...............................................................117

        19.1   Conditions to Effectiveness.................................................117

        19.2   No Waiver of Contractual Rights.............................................118

        19.3   Execution and Amendments....................................................118

        19.4   Severability................................................................118

        19.5   Relationship between the Parties............................................119

        19.6   Correspondence and Notices..................................................119

        19.7   Counterparts................................................................120

        19.8   Waiver Of Breach............................................................120

        19.9   No Intellectual Property Rights Granted.....................................120

        19.10  Recording...................................................................120

        19.11  Headings; Interpretation....................................................121

        19.12  Expenses....................................................................121

        19.13  Further Actions.............................................................121

        19.14  Official Language...........................................................121

        19.15  Entire Agreement; Tax Agreement.............................................121


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      xii.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                   EXHIBIT 10.25


                             COLLABORATION AGREEMENT


        This COLLABORATION AGREEMENT (the "Agreement") is executed by the Parties as of October 23, 1998 to become effective on the Effective Date (as defined in Section 19.1) hereof, by and between COULTER PHARMACEUTICAL, INC., a company incorporated under the laws of the State of Delaware, with its principal place of business at 550 California Avenue, Suite 200, Palo Alto, California 94306, USA ("Coulter"), and SMITHKLINE BEECHAM CORPORATION, a company incorporated under the laws of the Commonwealth of Pennsylvania, with its principal place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19101, USA ("SB"). Both Coulter and SB are referred to individually as a "Party" and collectively as the "Parties."

        WHEREAS, Coulter has rights to and is developing that certain compound known as BEXXAR(TM) (as such term is defined below); and

        WHEREAS, SB would like to obtain the worldwide rights (except for Japan) to develop and commercialize BEXXAR and other PRODUCTS in the FIELD (as such terms are defined below); and

        WHEREAS, Coulter and SB wish to jointly commercialize BEXXAR and other PRODUCTS in the United States of America (excluding its territories, possessions and the Commonwealth of Puerto Rico); and

        WHEREAS, simultaneous with the execution of this Agreement, the Parties are entering into the LOAN AGREEMENT (as such term is defined below) and the STOCK PURCHASE AGREEMENT (as such term is defined below);

        NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

        For the purposes of this Agreement, the terms hereunder shall have the meanings as defined below:

        1.1 "004 TRIAL" shall mean Coulter's clinical trial with Protocol No. RIT-II-004 ("Multicenter, Pivotal Phase III Study of Iodine-131 Anti-B1 Antibody (Murine) Radioimmunotherapy for Chemotherapy-Refractory Low-Grade B-Cell Lymphomas and Low-



                                       1.

Grade Lymphomas That Have Transformed to Higher Grade Histologies") for which enrollment and interim analysis was completed prior to the Effective Date.

        1.2 "ADDITIONAL INDICATIONS" shall mean any indications in the FIELD, other than the MAJOR INDICATIONS.

        1.3 "AFFILIATE(S)" shall mean, in the case of either Coulter or SB, any corporation, joint venture, or other business entity which directly or indirectly controls, is controlled by, or is under common control with that Party. "Control," as used in this Section 1.3 only, shall mean having the power to direct, or cause the direction of, the management and policies of an entity, whether through ownership of voting securities, by contract or otherwise.

        1.4    "ANTI-CD20 ANTIBODY" shall mean:

                      (i) the B1 MURINE ANTIBODY or any derivative of the B1 MURINE ANTIBODY, including without limitation, any genetically engineered construct of the B1 MURINE ANTIBODY;

                      (ii) any other anti-CD20 monoclonal antibody other than the B1 MURINE ANTIBODY including, without limitation, human, humanized, primatized, or chimerized antibody;

                      (iii) any [*] of (i) or (ii);

                      (iv) any [*] of (i) or (ii);

                      (v) any [*] of (i) or (ii);

                      (vi) any [*] of (i) or (ii);

                      (vii) any [*] (i) or (ii); and

                      (viii) any [*].

        1.5 "B1 MURINE ANTIBODY" shall mean the unconjugated IgG2a anti-CD20 murine monoclonal antibody which is one of the active agents tested in the 004 TRIAL.

        1.6 "BEXXAR" shall mean B1 MURINE ANTIBODY conjugated with 131Iodine or unconjugated, depending upon context.

        1.7 "BLA" shall mean a Biologics License Application, as defined by the regulations promulgated under the United States FD&C ACT and PHS ACT and any supplements thereunder, as amended from time to time.

        1.8 "COMMERCIALLY REASONABLE EFFORTS" shall mean efforts and resources normally used by a Party for a compound owned by it or to which it has rights, which is of similar market


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       2.

potential at a similar stage in its product life, taking into account the [*], the [*] of [*], the [*], the [*], and other relevant factors including, [*] or [*].

        1.9 "CONTROL" shall mean, except as otherwise provided in Section 1.3, licensed or otherwise having rights to use, with the right to grant sublicenses, as provided in this Agreement without violating the terms of any THIRD PARTY agreement.

        1.10 "CO-PROMOTION" shall mean the promotion, marketing and selling of the PRODUCT, including, without limitation, the detailing of the PRODUCT to physicians, jointly through the sales forces of Coulter and SB in TERRITORY A under the TRADEMARK and REGULATORY APPROVAL held by Coulter.

        1.11 "COST OF GOODS" shall mean the cost of UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY (in any form) sold and included in NET SALES or used in DEVELOPMENT or MANUFACTURE DEVELOPMENT and shall be computed in accordance with United States generally accepted accounting principles. COST OF GOODS shall include, without limitation, but subject to Section 8.1:

              (a) (i) in the case of UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY acquired from THIRD PARTIES, payments made by either Party to such THIRD PARTIES in respect of such materials, including, but not limited to, [*] the UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY, [*] payments, [*] payments and [*] owed to such THIRD PARTIES, or

                      (ii) in the case of UNCONJUGATED ANTIBODY manufactured by SB pursuant to an SB Supply Agreement (as defined in Section 9.6.1) which is entered into by the Parties pursuant to Section 9.6.1, the amounts set forth on the [*] attached to such SB Supply Agreement, or

                      (iii) in the case of UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY manufactured by Coulter pursuant to a Coulter Supply Agreement (as defined in Section 9.6.2) which is entered into by the Parties pursuant to
Section 9.6.2, the amounts set forth on the [*] attached to such Coulter Supply Agreement, plus

               (b) QA/QC COSTS, plus

               (c) EXISTING THIRD PARTY LICENSE COSTS and NEW THIRD PARTY LICENSE COSTS, plus

               (d) the cost of forward foreign currency contracts to protect against risk of changes in foreign exchange rates, provided that such costs are approved in advance by the Parties, plus

               (e) the OUT-OF-POCKET COST of freight and tariffs associated with transporting UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY from the source of manufacture to the end


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                       3.

user, inclusive of interim points of delivery, but excluding (i) any such costs which are separately invoiced to a customer, [*] involved in the [*].

COST OF GOODS shall exclude [*], which shall be separately borne by the Parties. COST OF GOODS shall also exclude [*] and [*], although [*] incurred in TERRITORY A shall be included as an element of the JOINT P&L. Subject to Section 1.58, [*] incurred outside of TERRITORY A shall be borne solely by [*].

In the event SB acquires UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY for TERRITORY A from a THIRD PARTY [*] has [*] of at [*], and if [*] has a reasonable good faith belief that [*] in the [*] THIRD PARTY, then [*] shall [*], and the Parties shall promptly meet to discuss the situation in good faith to determine whether or not [*] for [*] from the [*] to be agreed between the Parties [*], if any, in the [*] THIRD PARTY. In the event Coulter acquires UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY for TERRITORY A from a THIRD PARTY [*] has [*] of at [*], and if [*] has a reasonable good faith belief that [*] in the [*] THIRD PARTY, then [*], and the Parties shall promptly meet to discuss the situation in good faith to determine whether or not [*] for [*] from the [*] to be agreed between the Parties [*], if any, in the [*] THIRD PARTY.

        1.12 "COULTER PATENT RIGHTS" shall mean all PATENT RIGHTS owned or CONTROLLED by Coulter as of the Effective Date or during the term of this Agreement. A list of the COULTER PATENT RIGHTS existing as of the date of mutual execution of this Agreement is set out in Exhibit A hereto and will be updated by Coulter on a semi-annual basis.

        1.13 "CROSS-TERRITORY TRIALS" shall have the meaning set forth in
Section 3.2.3.

        1.14 "DEVELOPMENT" shall mean the following activities related to LICENSED COMPOUNDS or PRODUCTS within the FIELD performed in accordance with [*] JOINT DEVELOPMENT PLAN or [*] and [*] the [*] JOINT DEVELOPMENT PLAN and related to PLANNED CLINICAL TRIALS: (i) the pre-clinical development of a LICENSED COMPOUND for use in the FIELD; (ii) the clinical development of a PRODUCT for use in the FIELD through and including REGULATORY APPROVAL; (iii) regulatory activities associated with seeking REGULATORY APPROVALS of PRODUCT; and (iv) any post-REGULATORY APPROVAL clinical studies for label expansion or publication purposes or required by regulatory authorities for the PRODUCT for use in the FIELD, including Phase IV clinical studies. "DEVELOPMENT" shall not include any activities included in the definition of "MANUFACTURE DEVELOPMENT".

        1.15 "DEVELOPMENT COSTS" shall mean, subject to Section 8.1, the following costs, to the extent incurred by a Party (i) in accordance with [*] JOINT DEVELOPMENT PLAN, or (ii) reasonably incurred by a Party [*] and [*] the [*] of such a plan, provided that any such DEVELOPMENT COSTS [*] a PLANNED CLINICAL TRIAL or [*] a PLANNED CLINICAL TRIAL shall be approved in advance by the co-chairpersons of the JDC:

               (a) all OUT-OF-POCKET COSTS charged to the DEVELOPMENT of any LICENSED COMPOUND or PRODUCT for use in the FIELD [*], including, but not limited to, [*]; plus


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       4.

               (b) an appropriate allowance of FTES as required to support the activities outlined in Section 1.15(a), excluding, however, REGULATORY PERSONNEL; plus

               (c) COST OF GOODS for DEVELOPMENT incurred under Section 9.7.

        1.16 "DISTRIBUTION COSTS" shall have the meaning set forth at Section
B.3.2 on Exhibit B-1.

        1.17 "EUROPE" shall mean all countries and territories set forth on Exhibit C.

        1.18 "EUROPEAN FACILITY" shall have the meaning set forth in Section 9.10.1.

        1.19 "EXISTING THIRD PARTY LICENSE" shall mean any of the following agreements:

                      (i) Agreement between Sidney Farber Cancer Institute and Coulter Electronics, Inc., dated July 23, 1981.

                      (ii) Modification Agreement between Dana-Farber Cancer Institute and Coulter Electronics, Inc., dated March 1, 1983.

                      (iii) License Agreement between Dana-Farber Cancer Institute and Coulter Immunology, Division of Coulter Corporation, dated April 28, 1983.

                      (iv) Modification Agreement No. 2 between Dana-Farber Cancer Institute and Coulter Immunology, Division of Coulter Corporation, dated April 1, 1987.

                      (v) Agreement between Coulter Corporation and Dana-Farber Cancer Institute, Inc., dated April 1, 1994.

                      (vi) Assignment Agreement among Coulter Pharmaceutical, Inc., Coulter Corporation, InterWest Partners V, L.P. and InterWest Investors V, dated February 24, 1995.

                      (vii) Commercialization Agreement between Coulter Corporation and the Regents of the University of Michigan, dated November 1, 1994.

                      (viii) Amendment to Commercialization Agreement between Coulter and the Regents of the University of Michigan, dated June 1, 1997.

                      (ix) Any amendment to (i) through (viii) executed by Coulter prior to the Effective Date (as defined in Section 19.1) and disclosed to SB prior to SB's acceptance or waiver of the conditions to effectiveness set forth in Section 19.1.

Coulter agrees to provide SB with an update of this Section 1.19 as of the Effective Date (as defined in Section 19.1).


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       5.

        1.20 "EXISTING THIRD PARTY LICENSE COSTS" shall mean any amounts to be paid by Coulter to a THIRD PARTY licensor under any EXISTING THIRD PARTY LICENSE, to the extent such amounts (i) relate to LICENSED COMPOUND or PRODUCT, and (ii) become payable after the Effective Date; provided, however, EXISTING THIRD PARTY LICENSE COSTS shall exclude [*] and [*] which are [*] (which [*] and [*] shall be [*] (a) in the event [*] the [*] of the [*] (or the [*] does [*] a [*] of such [*,] or (b) in the event that [*] does [*] a [*] of [*].

        1.21 "FD&C ACT" shall mean the United States Federal Food, Drug and Cosmetic Act, as amended.

        1.22 "FDA" shall mean the United States Food and Drug Administration or its successor.

        1.23 "FIELD" shall mean the treatment, prevention or palliation of any indication in humans. [*] shall [*] of [*].

        1.24 "FINANCE SUBTEAM" shall have the meaning set forth in Section 2.4.

        1.25 "FIRST COMMERCIAL SALE" shall mean the first commercial sale of a PRODUCT in a given jurisdiction after the PRODUCT has been granted REGULATORY APPROVAL by the competent authorities in such jurisdiction.

        1.26 "FIRST INDICATION" shall mean the label claim(s) which are approved in the first REGULATORY APPROVAL for BEXXAR in a given jurisdiction, provided that such claims are for a MAJOR INDICATION.

        1.27 "FORCE MAJEURE OCCURRENCE" shall have the meaning set forth in
Article 12.

        1.28 "FTE" shall mean a full-time equivalent professional employee of a Party, other than a clerical, administrative assistant, or secretarial employee, for whom reimbursement is to be paid under this Agreement at the applicable rates set forth on Exhibit B-2. By way of example, (i) if an employee is a full-time employee and spends one hundred percent (100%) of his or her time on activities for which reimbursement is to be paid under this Agreement, such employee shall count as one (1) FTE, and (ii) if an employee is a full-time employee and spends forty percent (40%) of his or her time on activities for which reimbursement is to be paid under this Agreement, such employee shall count as four-tenths (0.4) of an FTE.

        1.29 "GOOD CLINICAL PRACTICE" or "GCP" shall mean the then current standards for clinical trials for pharmaceuticals, as set forth in (i) the FD&C ACT and applicable regulations and guidances promulgated thereunder, including without limitation the Code of Federal Regulations, as amended from time to time and, as applicable, (ii) the rules and regulations of the International Conference on Harmonization, and (iii) any other applicable requirements for clinical trial activities under the laws, rules or regulations of TERRITORY A and the other countries of the TERRITORY.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       6.

        1.30 "GOOD LABORATORY PRACTICE" or "GLP" shall mean the then current standards for laboratory activities for pharmaceuticals, as set forth in the FD&C ACT and applicable regulations and guidances promulgated thereunder, including without limitation the Code of Federal Regulations, as amended from time to time, and subject to Section 9.14.2, any other applicable requirements for laboratory activities under the laws, rules or regulations of TERRITORY A and the other countries of the TERRITORY.

        1.31 "GOOD MANUFACTURING PRACTICE" or "GMP" shall mean the current standards for the manufacture of pharmaceuticals, as set forth in the FD&C ACT and applicable regulations and guidances promulgated thereunder, including without limitation the Code of Federal Regulations, as amended from time to time, and subject to Section 9.14.2, any other applicable manufacturing requirements under the laws, rules or regulations of TERRITORY A, such as the Nuclear Regulatory Commission Guidelines, and the other countries of the TERRITORY.

        1.32 "GUARANTEED COGS PLUS ROYALTIES PERCENT" shall have the meaning set forth in Section 7.2.5(c).

        1.33 "GUARANTEED COGS TERRITORY" shall mean [*], as may be expanded in accordance with Section 7.2.5(g).

        1.34 "INTELLECTUAL PROPERTY RIGHTS" shall mean all PATENT RIGHTS, copyrights, regulatory filings, KNOW-HOW and/or trade secrets, or any other intellectual property other than trademarks, which are owned or CONTROLLED as of the Effective Date or during the term of this Agreement by one Party hereto or jointly by the Parties, with regard to the DEVELOPMENT, manufacture, importing, use, marketing and/or sale of the PRODUCT. INTELLECTUAL PROPERTY RIGHTS shall include any rights obtained by either Party from a THIRD PARTY license pursuant to Section 5.3, subject to the terms and conditions of such license. The term "INTELLECTUAL PROPERTY RIGHTS," however, shall not include PATENT RIGHTS, copyrights, regulatory filings, KNOW-HOW and/or trade secrets, or any other intellectual property of [*] for the [*] whether developed prior to or after the Effective Date.

        1.35 "INVENTION" shall mean an invention conceived or reduced to practice in the course of or as a result of the performance of this Agreement by an employee or agent of a Party. The term "INVENTION" however, shall not include an invention conceived or reduced to practice in the course of or as a result of the performance of this Agreement by an employee or agent of SB, other than jointly with an employee or agent of Coulter, for the [*].

        1.36 "JOINT COMMERCIALIZATION COMMITTEE" or "JCC" shall mean the committee appointed by the Parties as set forth in Section 2.2.

        1.37 "JOINT DEVELOPMENT COMMITTEE" or "JDC" shall mean the committee appointed by the Parties as set forth in Section 2.1.

        1.38 "JOINT DEVELOPMENT PLAN" shall be the then current plan and budget which is described in Section 3.2.1 and approved in accordance with Section 3.2.1(c). The PLANNED

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                       7.

CLINICAL TRIALS as of the Effective Date, which will be a part of the JOINT DEVELOPMENT PLAN for BEXXAR, are attached hereto as Exhibit D.

        1.39 "JOINT MANUFACTURE DEVELOPMENT PLAN" shall mean the then current plan and budget which is described in Section 3.3.1 and approved in accordance with Section 3.3.1(c).

        1.40 "JOINT MARKETING PLAN" shall mean the then current plan and budget which is described in Section 7.1.3 and approved in accordance therewith.

        1.41 "JOINT P&L" shall have the meaning set forth in Section 7.1.14.

        1.42 "KNOW-HOW" shall mean all know-how, including DEVELOPMENT, MANUFACTURE DEVELOPMENT and commercialization data, processes and information, including any copyright relating thereto, owned or CONTROLLED by either Party as of the Effective Date or acquired during the term of this Agreement relating to:

               (a) ANTI-CD20 ANTIBODY, including any LICENSED COMPOUND or
PRODUCT;

               (b) any component of (a);

               (c) any intermediate in the making of any of (a) or (b);

               (d) methods of making any of (a), (b) or (c);

               (e) any method of using any of (a), (b), or (c);

               (f) any use of (a);

               (g) any formulation or delivery system for (a); and/or

               (h) any other data related to the development, manufacture, marketing or sale of (a).

        The term "KNOW-HOW," however, shall not include (i) any know-how, processes, information and data which is, as of the Effective Date or becomes later on, available to the public except by fault of the receiving Party, or
(ii) proprietary know-how of [*] for the [*] whether developed prior to or after the Effective Date.

        1.43 "LICENSED COMPOUND" shall mean BEXXAR and any SECOND GENERATION LICENSED COMPOUNDS.

        1.44 "LOAN AND SECURITY AGREEMENTS" shall mean the loan and security agreements between the Parties described in Section 6.1.2(b).

        1.45 "MAA" shall mean that regulatory application in the European Community which is the equivalent of a BLA.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       8.

        1.46 "MAJOR INDICATIONS" shall mean the following indications within the
FIELD:

               (a) [*];

               (b) [*];

               (c) [*];

               (d) [*];

               (e) [*];

               (f) [*]; and

               (g) [*].

        The MAJOR INDICATIONS set forth in (a)-(f) hereof may be treated [*].

        1.47 "MAJOR MARKET COUNTRY" shall mean [*].

        1.48 "MAJOR MARKETS IN TERRITORY C" shall have the meaning set forth in
Section 6.2.1(d).

        1.49 "MANUFACTURE AND SUPPLY CHAIN SUBTEAM" shall mean the subteam appointed by the Parties as set forth in Section 2.3.

        1.50 "MANUFACTURE DEVELOPMENT" shall mean the following activities related to LICENSED COMPOUNDS or PRODUCTS within the FIELD performed in accordance with the then current JOINT MANUFACTURE DEVELOPMENT PLAN: (i) PRODUCT improvement activities, such as reformulation, whether occurring before or after REGULATORY APPROVAL; (ii) the development of manufacturing processes for the UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY; including without limitation, process development and optimization, manufacturing scale-up, validation, qualification, and certification; (iii) the [*] or [*] of [*] or equipment for the manufacture of UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY; and (iv) any [*] associated with (i), (ii), and (iii) above. "MANUFACTURE DEVELOPMENT" shall not include any activities included in the definition of "DEVELOPMENT".

        1.51 "MANUFACTURE DEVELOPMENT COSTS" shall mean, subject to Section 8.1:

               (i) the following costs to the extent incurred by a Party [*] and [*] of [*] JOINT MANUFACTURE DEVELOPMENT PLAN: OUT-OF-POCKET COSTS (plus FTE costs to the extent described in the last sentence of this subsection (i)) reasonably incurred by a Party [*] the [*] and directly related to:

                      (a) BLA preparation at the [*] manufacturing site,

                      (b) scale-up and BLA preparation at the [*] manufacturing site,



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       9.

                      (c) qualification of the [*] at the [*] site, and

                      (d) [*] at [*],

provided that any particular MANUFACTURE DEVELOPMENT COSTS incurred under this subsection (i)

               (a) shall be in accordance with the forecast provided to SB in the [*]

               (b) any individual amount for a specific program or activity is not in excess of [*] and

               (c) the total OUT-OF-POCKET COSTS prior to the adoption of such JOINT MANUFACTURE DEVELOPMENT PLAN shall not [*]

unless such amount has received the prior written approval of the co-chairpersons of the JDC within ten (10) business days of presentation to such co-chairpersons of a statement describing and requesting such expenditures. To the extent there are FTE costs, excluding REGULATORY PERSONNEL, reasonably incurred by a Party [*] to the [*] JOINT MANUFACTURE DEVELOPMENT PLAN in direct support of the activities mentioned under this subsection (i), such FTE costs shall be [*] to [*] based upon [*] upon the necessary FTEs required to perform such work under the initial JOINT MANUFACTURE DEVELOPMENT PLAN; and

               (ii) the following costs to the extent incurred in accordance with [*] JOINT MANUFACTURE DEVELOPMENT PLAN:

                      (a) all OUT-OF-POCKET COSTS charged to the MANUFACTURE DEVELOPMENT of any LICENSED COMPOUND or PRODUCT for use in the FIELD [*]; plus

                      (b) an appropriate allowance of FTES as required to support the activities outlined in Section 1.51(ii)(a), excluding, however, REGULATORY PERSONNEL.

To the extent [*] are included within MANUFACTURE DEVELOPMENT COSTS, such [*] shall be allocated in the manner provided in Section 3.3.3.

        1.52 "MARKETING COSTS" shall have the meaning set forth on Exhibit B-1, subject to Section 8.1, to the extent incurred [*] and (i) in accordance with the then current JOINT MARKETING PLAN, or (ii) reasonably incurred by a Party prior to the adoption of such a plan, provided, however, that, under this clause
(ii), any individual amount for a specific program or activity shall not exceed [*] and the total amounts spent prior to the adoption of such JOINT MARKETING PLAN shall not exceed [*], each without the prior written approval of the co-chairpersons of the JCC within ten (10) business days of presentation of a statement to such co-chairpersons describing and requesting such expenditures.

        1.53 "[*]" shall mean a [*] filed with the [*].


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      10.

        1.54 "NET SALES" shall mean gross amounts invoiced for sales of the PRODUCT in the FIELD in the relevant TERRITORY by either Party, its AFFILIATES or sublicensees, as appropriate, to THIRD PARTIES, less the following items: (i) trade, quantity and cash discounts or rebates actually allowed and taken and any other adjustments, including, without limitation, those granted on account of price adjustments, billing errors, rejected goods, damaged goods and recall returns; (ii) credits, rebates, charge-back and prime vendor rebates, fees, reimbursements or similar payments granted or given to wholesalers and other distributors, buying groups, health care insurance carriers, pharmacy benefit management companies, health maintenance organizations or other institutions or health care organizations; (iii) any tax, tariff, customs duties, excise or other duties or other governmental charge (other than an income tax) levied on the sale, transportation or delivery of a PRODUCT and borne by the seller thereof; (iv) payments or rebates paid in connection with sales of PRODUCTS to any governmental or regulatory authority in respect of any state or federal Medicare, Medicaid or similar programs; (v) any charge for freight, insurance or other transportation costs charged to the customer; and (vi) any write-offs for bad debt.

Sales of PRODUCT by and between a Party and its AFFILIATES are not sales to THIRD PARTIES (except where such AFFILIATES are end users) and shall be excluded from NET SALES calculations for all purposes. Notwithstanding the immediately preceding sentence, it is understood that any transactions between SB or any of its AFFILIATES or any of its or their sublicensees on the one hand and [*] on the other hand will be deemed to be transactions with THIRD PARTIES for the purposes of computing NET SALES, provided that the conditions of such sales to [*], including any and all rebates and discounts allocated to transactions with any such [*], shall be on an arms length basis and shall be fully deductible for such computation purposes. In the event that any [*] type activity is within SB or within any of its AFFILIATES or its or their sublicensees as only part of its or their total activities rather than in a separate AFFILIATE, a notional NET SALES figure will be calculated on an arms length basis to cover such activities. [*] or [*] or [*] a [*] for or [*] including [*]. As of the Effective Date, an [*] the [*] of [*], a [*] of [*] and [*] of [*].

        1.55 "NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS" shall have the meaning set forth in Section 9.3.

        1.56 "NEW THIRD PARTY LICENSE" shall have the meaning set forth in
Section 5.3.2.

        1.57 "NEW THIRD PARTY LICENSE COSTS" shall have the meaning set forth in
Section 5.3.3(d).

        1.58 "NON-USA COGS" shall mean, for each country in the GUARANTEED COGS
TERRITORY:

               (a) the COST OF GOODS for such country, plus

               (b) SB's OUT-OF-POCKET COSTS of distributing PRODUCT in such country not already included in Section 1.58(a); plus

               (c) SB's OUT-OF-POCKET COST of [*] or [*] in [*].


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      11.

NON-USA COGS shall exclude any UNCONJUGATED ANTIBODY [*] provided that at the time of shipping of such UNCONJUGATED ANTIBODY by Coulter or the THIRD PARTY manufacturer to SB there is expiration dating approved by the relevant regulatory authority remaining of not less than [*] for such UNCONJUGATED ANTIBODY in [*], such expiration dating to be extended, as approved by the relevant regulatory authorities, up to a maximum of [*] as real time data becomes available.

        1.59 "NON-USA MARKETING PLAN" shall mean that marketing plan which relates to the commercialization of PRODUCT in the NON-USA TERRITORY as produced by SB in accordance with SB's standard internal procedures.

        1.60 "NON-USA TERRITORY" shall mean TERRITORY B and TERRITORY C.

        1.61 "NORTH AMERICA" shall mean [*] TERRITORY A; [*].

        1.62 "OPERATING PROFIT OR LOSS" shall have the meaning set forth on Exhibit B-1.

        1.63 "OTHER OPERATING INCOME/EXPENSE" shall have the meaning set forth on Exhibit B-1.

        1.64 "OUT-OF-POCKET COSTS" shall mean any out-of-pocket payment made by a Party to a THIRD PARTY who is not an AFFILIATE of such Party but only to the extent such payment relates to costs which are incurred by a Party [*] with respect to DEVELOPMENT COSTS, MANUFACTURE DEVELOPMENT COSTS, or MARKETING COSTS, or after the Effective Date with respect to all other out-of-pocket payments.

        1.65 "PATENT COSTS" shall mean the OUT-OF-POCKET COSTS incurred after the Effective Date in connection with the filing, prosecution and maintenance of PATENT RIGHTS, as well as the costs of any patent interference, reexamination, reissue, opposition and revocation proceedings in connection with PATENT RIGHTS. PATENT COSTS shall also include those costs incurred by a Party under Sections
11.4 or 11.5 with respect to TERRITORY A.

        1.66 "PATENT RIGHTS" shall mean all patents or patent applications, throughout the relevant TERRITORY and all divisionals, continuations, continuations-in-part, reissues, extensions, supplementary protection certificates thereof, owned or CONTROLLED by a Party or the Parties and existing as of the Effective Date or filed or issuing during the term of this Agreement, at least one claim of which covers:

               (a) an ANTI-CD20 ANTIBODY, including any LICENSED COMPOUND or PRODUCT;

               (b) any component of (a);

               (c) any intermediate in the making of any of (a) or (b);

               (d) methods of making any of (a), (b) or (c);


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      12.

               (e) any method of using any of (a), (b), or (c);

               (f) any use of (a);

               (g) any formulation or delivery system for (a); and/or

               (h) any other subject matter related to the development, manufacture, formulation, use or sale of (a).

The term "PATENT RIGHTS" however shall not include [*] to the extent that they cover [*] including, without limitation, [*] as a result of [*], other than [*], related to [*].

        1.67 "PHS ACT" shall mean the United States Public Health Service Act, as amended.

        1.68 "PLANNED CLINICAL TRIALS" shall mean those clinical trials of BEXXAR which as of the Effective Date the Parties intend to complete or undertake as part of the Development. A list and description of the PLANNED CLINICAL TRIALS, as of the Effective Date, is attached hereto as Exhibit D. The actual clinical trial program for PRODUCTS and budget therefor shall be defined by the JOINT DEVELOPMENT COMMITTEE pursuant to the JOINT DEVELOPMENT PLAN adopted from time to time in accordance with Section 3.2.1.

        1.69 "PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS" shall have the meaning set forth in Section 9.2.

        1.70 "PRODUCT" shall mean any pharmaceutical PRODUCT containing a LICENSED COMPOUND in any formulation or mode of administration.

        1.71 "QA/QC COSTS" shall mean, subject to Section 8.1, OUT-OF-POCKET COSTS and FTE costs of quality assurance and quality control work performed by the Parties related to PRODUCT release and PRODUCT testing of the UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY determined in accordance with this Section 1.71, but only to the extent that such quality assurance and quality control work is required by the FDA or other relevant regulatory authorities. QA/QC COSTS shall include a reasonable allocation of Coulter's facility overhead, but shall exclude [*] or any [*]. QA/QC COSTS shall be calculated on the basis of a cost per batch to be mutually agreed by the Parties to approximate the actual cost of such work. In any event, QA/QC COSTS shall not exceed [*] of UNCONJUGATED ANTIBODY [*] of RADIOLABELED ANTIBODY.

        1.72 "RADIOLABELED ANTIBODY" shall mean (i) the B1 MURINE ANTIBODY conjugated to (131)Iodine [*] or (ii) any SECOND GENERATION ANTIBODY conjugated to (131)Iodine [*], in each case in finished pharmaceutical form, packaged for use by the end user (or for delivery to a radiopharmacy, as the case may be).

        1.73 "REGULATORY APPROVAL" shall mean all authorizations by governmental authorities which are required for the marketing, promotion, pricing and sale of the PRODUCT in a given country or regulatory jurisdiction, including all manufacturing, pricing and reimbursement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      13.

approvals. If the PRODUCT is being sold commercially in a country (other than under a treatment Investigational New Drug application, compassionate use program or foreign equivalent) by a Party, REGULATORY APPROVAL shall be deemed to have occurred in any event.

        1.74 "REGULATORY PERSONNEL" shall mean any individual that is primarily involved in the preparation, filing or maintenance of a regulatory filing or maintenance of a REGULATORY APPROVAL or any aspect of adverse event reporting, with respect to a LICENSED COMPOUND or PRODUCT.

        1.75 "SALES COSTS" shall have the meaning set forth on Exhibit B-1.

        1.76 "SALES EFFORT" shall have the meaning set forth in Section
7.1.6(a).

        1.77 "SB OPTION EXERCISE NOTICE" shall have the meaning set forth in
Section 4.2.2(a).

        1.78 "SB PATENT RIGHTS" shall mean all PATENT RIGHTS owned or CONTROLLED by SB during the term of this Agreement. [*] of the [*]. As such SB PATENT RIGHTS [*], they will be added to Exhibit E as such exhibit is updated, which update shall be on a semi-annual basis.

        1.79 "SECOND GENERATION ANTIBODY" shall mean the antibody component of a SECOND GENERATION LICENSED COMPOUND.

        1.80 "SECOND GENERATION ANTIBODY CANDIDATE" shall mean:

                      (i) any derivative of the B1 MURINE ANTIBODY, including without limitation, any genetically engineered construct of the B1 MURINE ANTIBODY;

                      (ii) any other anti-CD20 monoclonal antibody other than the B1 MURINE ANTIBODY including, without limitation, human, humanized, primatized, or chimerized antibody;

                      (iii) any [*] of (i) or (ii);

                      (iv) any [*] of (i) or (ii);

                      (v) any [*] of (i) or (ii);

                      (vi) any [*] of (i) or (ii);

                      (vii) any [*] of (i) or (ii); or

                      (viii) any [*].

        1.81 "SECOND GENERATION LICENSED COMPOUND" shall mean a SECOND GENERATION LICENSED COMPOUND CANDIDATE (i) for which SB has provided an SB OPTION EXERCISE NOTICE

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      14.

pursuant to Section 4.2.2(a) or (ii) which has become a SECOND GENERATION LICENSED COMPOUND in accordance with Section 4.2.4(a)-(b).

        1.82 "SECOND GENERATION LICENSED COMPOUND CANDIDATE" shall mean (i) an unconjugated SECOND GENERATION ANTIBODY CANDIDATE; (ii) B1 MURINE ANTIBODY conjugated to [*] (iii) a SECOND GENERATION ANTIBODY CANDIDATE conjugated to [*]; or (iv) a SECOND GENERATION ANTIBODY CANDIDATE conjugated to [*].

        1.83 "SECOND GENERATION LICENSED COMPOUND CANDIDATE DEVELOPMENT COSTS" shall mean, subject to Section 8.1, the following costs incurred by a Party after the Effective Date and prior to the date on which a given SECOND GENERATION LICENSED COMPOUND CANDIDATE becomes a SECOND GENERATION LICENSED COMPOUND (pursuant to Section 4.2.2(a), 4.2.4(a) or 4.2.4(b), as applicable):

               (a) all OUT-OF-POCKET COSTS reasonably charged to the pre-clinical and clinical development of a SECOND GENERATION LICENSED COMPOUND CANDIDATE for use in the FIELD, including, but not limited to, [*]

               (b) an appropriate allowance of FTES as required to support the activities outlined in Section 1.83(a), excluding, however, REGULATORY PERSONNEL; plus

               (c) COST OF GOODS of such SECOND GENERATION LICENSED COMPOUND CANDIDATE for such pre-clinical and clinical development.

        To the extent practical, SECOND GENERATION LICENSED COMPOUND CANDIDATE DEVELOPMENT COSTS shall be calculated in the same manner as DEVELOPMENT COSTS; provided, however, that there shall be no requirement that SECOND GENERATION LICENSED COMPOUND CANDIDATE DEVELOPMENT COSTS be incurred under a mutually-agreed plan.

        1.84 "SECOND GENERATION LICENSED COMPOUND CANDIDATE MANUFACTURE DEVELOPMENT COSTS" shall mean, subject to Section 8.1, the following costs incurred by a Party after the Effective Date and prior to the date on which a given SECOND GENERATION LICENSED COMPOUND CANDIDATE becomes a SECOND GENERATION LICENSED COMPOUND (pursuant to Section 4.2.2, 4.2.4(a) or 4.2.4(b), as applicable):

               (a) all OUT-OF-POCKET COSTS reasonably charged to the development of manufacturing processes for a SECOND GENERATION LICENSED COMPOUND CANDIDATE for use in the FIELD, including without limitation, [*] and [*]; plus

               (b) an appropriate allowance of FTES as required to support the activities outlined in Section 1.84(a), excluding, however, REGULATORY PERSONNEL.

        To the extent practical, SECOND GENERATION LICENSED COMPOUND CANDIDATE MANUFACTURE DEVELOPMENT COSTS shall be calculated in the same manner as MANUFACTURE DEVELOPMENT COSTS; provided, however, that there shall be no requirement that SECOND



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      15.

GENERATION LICENSED COMPOUND CANDIDATE MANUFACTURE DEVELOPMENT COSTS be incurred under a mutually-agreed plan.

        1.85 "SECOND INDICATION" shall mean label claim(s), other than FIRST INDICATION label claim(s), which are approved in a REGULATORY APPROVAL received for BEXXAR in a given jurisdiction subsequent to the REGULATORY APPROVAL for the FIRST INDICATION, provided that such claims are for a MAJOR INDICATION.

        1.86 "STOCK PURCHASE AGREEMENT" shall mean that agreement between the Parties described in Section 6.1.2(a).

        1.87 "TERM OF CO-PROMOTION" shall mean, with respect to each PRODUCT, the period extending from FIRST COMMERCIAL SALE of such PRODUCT in TERRITORY A until termination or expiration of this Agreement in accordance with the provisions hereof or termination of CO-PROMOTION of such PRODUCT pursuant to
Section 7.1.15.

        1.88 "TERRITORY" shall mean all countries and territories of the world except for Japan (i.e., the sum of TERRITORY A, TERRITORY B and TERRITORY C).

        1.89 "TERRITORY A" shall mean [*].

        1.90 "TERRITORY B" shall mean [*].

        1.91 "TERRITORY C" shall mean [*].

        1.92 "THIRD INDICATION" shall mean label claim(s), other than FIRST INDICATION label claim(s) and SECOND INDICATION label claim(s), which are approved in a REGULATORY APPROVAL received for BEXXAR in a given jurisdiction subsequent to the REGULATORY APPROVAL for the FIRST INDICATION and the REGULATORY APPROVAL for the SECOND INDICATION, provided that such claims are for a MAJOR INDICATION.

        1.93 "THIRD PARTY(IES)" shall mean any person(s) or entity(ies) other than Coulter, SB or their respective AFFILIATES for so long as they remain AFFILIATES.

        1.94 "TRADEMARK" shall mean the trademark(s) under which the PRODUCT shall be marketed throughout the TERRITORY, as more fully described in Article 10, as well as logos and slogans.

        1.95 "TRADEMARK COSTS" shall mean the fees and expenses paid to outside legal counsel and experts, and creation, search, prosecution, registration and maintenance expenses, incurred after the Effective Date, in connection with the registration and maintenance of TRADEMARKS. TRADEMARK COSTS shall also include costs incurred by a Party under Section 10.5.

        1.96 "UNAFFILIATED EXPERT" shall mean an individual who (i) is not a current employee or director of, or consultant to, one of the Parties or of an entity which currently has a commercial alliance with one of the Parties, (ii) has disclosed any previous affiliation with one of



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      16.

the Parties of the type described in clause (i) of this Section 1.96, (iii) is mutually acceptable to the Parties, and (iv) has suitable expertise on the topic in question.

        1.97 "UNCONJUGATED ANTIBODY" shall mean the unconjugated B1 MURINE ANTIBODY and any unconjugated SECOND GENERATION ANTIBODY. Except as otherwise specified in this Agreement, UNCONJUGATED ANTIBODY shall mean both bulk and filled material.

                                    ARTICLE 2

                           MANAGEMENT OF COLLABORATION

        2.1 JOINT DEVELOPMENT COMMITTEE (JDC).

               2.1.1 FORMATION; MEMBERSHIP. Within thirty (30) days after the Effective Date, the Parties will establish a JOINT DEVELOPMENT COMMITTEE to oversee and coordinate DEVELOPMENT and MANUFACTURE DEVELOPMENT of the PRODUCT in the FIELD. The JDC shall be composed of [*] of representatives appointed by each of Coulter and SB. The JDC shall initially have [*] representatives of each Party, but the JDC may change its size from time to time by mutual consent of its members. In addition, the co-chairpersons of the JCC shall be members of the JDC. Each Party may replace its JDC representatives at any time upon written notice to the other Party. Each Party's representatives on the JDC shall be [*] of such Party with the authority to make decisions on behalf of such Party within the constraints of necessary internal approvals which will have been previously obtained and at least [*] of each Party's representatives will [*] or above for such Party. Each Party will name, from among its [*] representatives, a co-chairperson of the JDC. The co-chairpersons of the JDC shall be responsible for the administration of meetings (e.g., calling meetings, preparing and circulating an agenda in advance of each meeting, running the meetings and preparing and issuing written minutes of each meeting within thirty (30) days thereafter) but shall have no additional powers or rights other than those held by virtue of being a representative on the JDC. Minutes of the JDC meetings shall be promptly reviewed by both Parties, and shall be deemed approved when mutually accepted by the Parties as evidenced in writing.

               2.1.2 DECISION-MAKING. Decisions of the JDC shall be by [*], with each Party having [*]. Should the members of the JDC [*] on an issue, then [*] to [*] the issue shall be [*] and the [*]. In the event that the [*] and the [*] are [*] on the issue, the Parties shall pursue a dispute resolution process pursuant to Section 18.3.

               2.1.3 MEETINGS. The JDC shall meet at least one (1) time per calendar quarter during the term of this Agreement, unless otherwise mutually agreed by the Parties. Meetings of the JDC will be held at facilities alternately selected by Coulter and by SB. Meetings of the JDC may be held by video or audio conference with the consent of each Party. Meetings of the JDC shall be effective only if a representative of each Party is present or participating. Each Party shall promptly report to the JDC on all material issues relating to DEVELOPMENT and MANUFACTURE DEVELOPMENT. Each Party shall bear all expenses it incurs in regard to participating in such meetings of the JDC, including all travel and living expenses, and such



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      17.

expenses shall not be included in the calculation of the JOINT P&L, COST OF GOODS, DEVELOPMENT COSTS or MANUFACTURE DEVELOPMENT COSTS.

               2.1.4 SPECIFIC RESPONSIBILITIES OF THE JDC. In addition to its general responsibility to oversee, monitor, review, coordinate and provide strategic direction to the DEVELOPMENT and MANUFACTURE DEVELOPMENT according to the JOINT DEVELOPMENT PLAN and the JOINT MANUFACTURE DEVELOPMENT PLAN and to ensure a regular flow of DEVELOPMENT and MANUFACTURE DEVELOPMENT information among the Parties, the JDC shall in particular:

                             (i) develop, approve and monitor the JOINT
DEVELOPMENT PLAN in accordance with Sections 3.2.1(b), (c) and (d);

                             (ii) review, approve and monitor the JOINT
MANUFACTURE DEVELOPMENT PLAN in accordance with Sections 3.3.1(b), (c) and (d);

                             (iii) review, coordinate and approve [*],
including, but not limited to, [*] and [*] conducted with respect to the PRODUCT in the FIELD throughout the TERRITORY (it being understood that, by entering into this Agreement, the Parties hereby approve the [*] as outlined on [*] as of such date, subject to subsequent changes in the [*] by the JOINT DEVELOPMENT COMMITTEE in accordance with Section 3.2.1);

                             (iv) facilitate the flow of information between the
Parties with respect to all DEVELOPMENT or MANUFACTURE DEVELOPMENT work being conducted in the FIELD anywhere in the TERRITORY;

                             (v) oversee, with the MANUFACTURE AND SUPPLY CHAIN
SUBTEAM, preparation of [*] of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY for DEVELOPMENT and MANUFACTURE DEVELOPMENT activities in accordance with Sections 9.12.1(a) and 9.12.2;

                             (vi) consider whether the PRODUCT [*], as more
fully discussed in [*], and when appropriate, approve [*] DEVELOPMENT and MANUFACTURE DEVELOPMENT and reflect in the JOINT DEVELOPMENT PLAN and JOINT MANUFACTURE DEVELOPMENT PLAN which [*] and which tasks associated with such [*] shall be performed by each Party;

                             (vii) coordinate and approve strategy for all [*]
to be made with respect to PRODUCT throughout the TERRITORY and approve [*] in TERRITORY A in accordance with Section 3.2;

                             (viii) subject to clause (iii) above regarding [*]
and Section 3.2.1(c), review and approve any decision to be made [*] with respect to DEVELOPMENT of the PRODUCT in the FIELD in the NON-USA TERRITORY which is reasonably likely to have [*] DEVELOPMENT or commercialization of the PRODUCT in the FIELD in TERRITORY A;

                             (ix) oversee the MANUFACTURING AND SUPPLY CHAIN
SUBTEAM, to the extent described in Section 2.3;


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      18.

                             (x) oversee the FINANCE SUBTEAM, to the extent
described in Section 2.4; and

                             (xi) perform any other responsibilities set forth
for the JDC in this Agreement.

        2.2 JOINT COMMERCIALIZATION COMMITTEE (JCC).

               2.2.1 FORMATION; MEMBERSHIP. Within thirty (30) days after the Effective Date, the Parties will establish a JOINT COMMERCIALIZATION COMMITTEE to oversee and coordinate the commercialization of the PRODUCT in the FIELD in TERRITORY A and to perform those activities described in Section 2.2.4. The JCC shall be composed of [*] of representatives appointed by each of Coulter and SB. The JCC shall initially have [*] representatives of each Party, but the JCC may change its size from time to time by mutual consent of its members. In addition, the co-chairpersons of the JDC shall be members of the JCC. Each Party may replace its JCC representatives at any time upon written notice to the other Party. Each Party's representatives on the JCC shall be [*] of such Party with the authority to make decisions on behalf of such Party within the constraints of necessary internal approvals which will have been previously obtained and at [*] of each Party's representatives will [*] or above for such Party. Each Party will name, from among its [*] representatives, a co-chairperson of the JCC. The co-chairpersons shall be responsible for the administration of meetings (e.g., calling meetings, preparing and circulating an agenda in advance of each meeting, running the meetings and preparing and issuing written minutes of each meeting within thirty (30) days thereafter) but shall have no additional powers or rights other than those held by virtue of being a representative on the JCC; provided, however, the co-chairpersons shall be authorized, between meetings of the JCC, to make joint operational decisions as needed with respect to TERRITORY A, consistent with the approved JOINT MARKETING PLAN. Minutes of the JCC meetings shall be promptly reviewed and shall be deemed approved when mutually accepted by the Parties as evidenced in writing.

               2.2.2 DECISION-MAKING. Decisions of the JCC shall be [*], with each Party having [*]. Should the members of the JCC [*] on an issue, then after [*] to [*] the issue shall be [*] and the [*]. In the event the [*] and the [*] are [*] on the issue, the Parties shall pursue a dispute resolution process pursuant to Section 18.3.

               2.2.3 MEETINGS. The JCC shall meet at least one (1) time per calendar quarter during the term of this Agreement, unless otherwise mutually agreed by the Parties. It is anticipated that, during certain time periods (e.g., immediately before and immediately after commercial launch in TERRITORY
A), the JCC will meet more frequently than once per calendar quarter. Meetings of the JCC will be held at facilities alternately selected by Coulter and by SB. Meetings of the JCC may be held by video or audio conference with the consent of each Party. Meetings of the JCC shall be effective only if a representative of each Party is present or participating. Each Party shall promptly report to the JCC on all material issues relating to the commercialization of PRODUCT. Each Party shall bear all expenses it incurs in regard to participating in such meetings of the JCC, including all travel and living expenses, and such



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      19.

expenses shall not be included in determining the JOINT P&L outlined in Paragraph 7.1.14 or COST OF GOODS, DEVELOPMENT COSTS, or MANUFACTURE DEVELOPMENT COSTS.

               2.2.4 SPECIFIC RESPONSIBILITIES OF THE JCC. In addition to its general responsibility to oversee, monitor, review, coordinate and provide strategic direction to the commercialization of PRODUCT according to the JOINT MARKETING PLAN and to ensure a regular flow of commercialization information among the Parties, the JCC shall in particular:

                             (i) oversee and coordinate the activities of the
Parties in marketing, selling and distributing PRODUCT in TERRITORY A prior to and following REGULATORY APPROVAL in TERRITORY A, including [*] and determining the [*] of each Party in CO-PROMOTION of the PRODUCT, consistent with Article 7;

                             (ii) develop and approve the first JOINT MARKETING
PLAN (which shall [*] the [*] the [*] REGULATORY APPROVAL in TERRITORY A) in accordance with Section 7.1.3(b), it being understood that such JOINT MARKETING PLAN shall include at least the [*] described in Section 9.12;

                             (iii) develop and approve each subsequent JOINT
MARKETING Plan, in accordance with Section 7.1.3(b), the timing and structure of such plan [*] for such development and approval, provided that such must occur no less than [*];

                             (iv) monitor compliance with the JOINT MARKETING
PLAN and approve any changes to the JOINT MARKETING PLAN, in accordance with
Section 7.1.3(b);

                             (v) establish [*] of UNCONJUGATED ANTIBODY and
RADIOLABELED ANTIBODY for commercial sale in TERRITORY A, to be submitted to the MANUFACTURE AND SUPPLY SUBTEAM pursuant to Section 9.12.1(b) and 9.12.2;

                             (vi) approve any contract by the Parties relating
to the commercialization of PRODUCT in TERRITORY A which is either (a) not included in the JOINT MARKETING PLAN; or (b) is [*]; or (c) contains [*];

                             (vii) determine [*] sales force deployment by the
Parties and sales force strategy consistent with Article 7;

                             (viii) decide on PRODUCT pricing in TERRITORY A,
including [*], and matters related to [*], in accordance with Section 7.1.5;

                             (ix) oversee the MANUFACTURING AND SUPPLY CHAIN
SUBTEAM, to the extent described in Section 2.3;

                             (x) oversee the FINANCE SUBTEAM, to the extent
described in Section 2.4;

                             (xi) oversee matters related to the [*] TERRITORY
A;


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RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      20.

                             (xii) oversee the development of procedures for the
handling of product complaints in accordance with Section 7.4; and

                             (xiii) perform any other responsibilities set forth
for the JCC in this Agreement.

        2.3 MANUFACTURE AND SUPPLY CHAIN SUBTEAM.

               2.3.1 FORMATION; MEMBERSHIP. Within thirty (30) days after the Effective Date, the Parties will establish a "MANUFACTURE AND SUPPLY CHAIN SUBTEAM" to oversee the logistics of the manufacture of PRODUCT, the supply and distribution chain for PRODUCT and the MANUFACTURE DEVELOPMENT of the PRODUCT in the FIELD. The MANUFACTURE AND SUPPLY CHAIN SUBTEAM shall be composed of [*] of representatives appointed and replaced by each of Coulter and SB. Each Party will name, from among its representatives, a co-chairperson of the MANUFACTURE AND SUPPLY CHAIN SUBTEAM. The co-chairpersons of the MANUFACTURE AND SUPPLY CHAIN SUBTEAM shall be responsible for the administration of meetings (e.g., calling meetings, preparing and circulating an agenda in advance of each meeting, running the meetings and preparing and issuing written minutes of each meeting within thirty (30) days thereafter) but shall have no additional powers or rights other than those held by virtue of being a representative on the MANUFACTURE AND SUPPLY CHAIN SUBTEAM. Minutes of the MANUFACTURE AND SUPPLY CHAIN SUBTEAM meetings shall be promptly reviewed and shall be deemed approved when mutually accepted by both Parties as evidenced in writing.

               2.3.2 DECISION-MAKING. Decisions of the MANUFACTURE AND SUPPLY CHAIN SUBTEAM shall be [*] with each Party having [*]. Should the members of the MANUFACTURE AND SUPPLY CHAIN SUBTEAM [*] on an issue, then after [*] to [*] the issue shall be presented to the JDC for matters relating to DEVELOPMENT or MANUFACTURE DEVELOPMENT and to the JCC for matters relating to commercial supply and all other matters.

               2.3.3 MEETINGS. The MANUFACTURE AND SUPPLY CHAIN SUBTEAM shall meet at such times as may be agreed to by the Parties, it being understood that the MANUFACTURE AND SUPPLY CHAIN SUBTEAM will meet at least quarterly unless otherwise agreed by the Parties. Meetings of the MANUFACTURE AND SUPPLY CHAIN SUBTEAM will be held at facilities jointly selected by the Parties. Meetings of the MANUFACTURE AND SUPPLY CHAIN SUBTEAM may be held by video or audio conference with the consent of each Party. Meetings of the MANUFACTURE AND SUPPLY CHAIN SUBTEAM shall be effective only if a representative of each Party is present or participating. Each Party shall bear all expenses it incurs in regard to participating in such meetings of the MANUFACTURE AND SUPPLY CHAIN SUBTEAM, including all travel and living expenses, and such expenses shall not be included in the calculation of COST OF GOODS, DEVELOPMENT COSTS, MANUFACTURE DEVELOPMENT COSTS or included in the JOINT P&L.

               2.3.4 SPECIFIC RESPONSIBILITIES OF THE MANUFACTURE AND SUPPLY CHAIN SUBTEAM. In addition to its general responsibility to oversee the logistics of the manufacturing of PRODUCT, the supply and distribution chain for PRODUCT and the MANUFACTURE DEVELOPMENT of the PRODUCT in the FIELD, the MANUFACTURE AND SUPPLY CHAIN SUBTEAM shall in particular:


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
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                                      21.
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                             (i) prepare, update and implement the JOINT
MANUFACTURE DEVELOPMENT PLAN, subject to the approval of the JDC (and the JCC, to the extent the JOINT MANUFACTURE DEVELOPMENT PLAN includes elements related to commercial supply), in accordance with Section 3.3.1;

                             (ii) report to the JDC on manufacture and supply
chain matters relating to DEVELOPMENT or MANUFACTURE DEVELOPMENT (excluding commercial supply);

                             (iii) report to the JCC on manufacture and supply
chain matters relating to commercial supply in the TERRITORY and all other manufacture and supply chain issues which do not relate to DEVELOPMENT or MANUFACTURE DEVELOPMENT;

                             (iv) prepare an estimate of MANUFACTURE DEVELOPMENT
COSTS and QA/QC COSTS for submission to the FINANCE SUBTEAM;

                             (v) together with the JDC regarding supply for
DEVELOPMENT and MANUFACTURE DEVELOPMENT and the JCC regarding supply for commercial sale, [*] UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY in the event of [*] throughout the TERRITORY, pursuant to Section 9.5;

                             (vi) together with the JDC regarding supply for
DEVELOPMENT and MANUFACTURE DEVELOPMENT and the JCC regarding supply for commercial sale, oversee the preparation of forecasts pursuant to Sections
9.12.1 and 9.12.2; and

                             (vii) perform any other responsibilities set forth
for the MANUFACTURE AND SUPPLY CHAIN SUBTEAM in this Agreement.

        2.4 FINANCE SUBTEAM.

               2.4.1 FORMATION; MEMBERSHIP. Within thirty (30) days after the Effective Date, the Parties will establish a "FINANCE SUBTEAM" which shall be composed of as many representatives as each of Coulter and SB shall deem to be necessary. Each Party will name, from among its representatives, a co-chairperson of the FINANCE SUBTEAM. The co-chairpersons of the FINANCE SUBTEAM shall be responsible for the administration of meetings (e.g., calling meetings, preparing and circulating an agenda in advance of each meeting, running the meetings and preparing and issuing written minutes of each meeting within thirty (30) days thereafter) but shall have no additional powers or rights other than those held by virtue of being a representative on the FINANCE SUBTEAM.

               2.4.2 MEETINGS. The FINANCE SUBTEAM shall meet at such times as may be agreed to by the members of the FINANCE SUBTEAM. Meetings of the FINANCE SUBTEAM may be held by video or audio conference or at facilities selected by the members of the FINANCE SUBTEAM. Meetings of the FINANCE SUBTEAM shall be effective only if a representative of each Party is present or participating. Each Party shall bear all expenses it incurs in regard to participating in such meetings of the FINANCE SUBTEAM, including all travel and living expenses,



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      22.

and such expenses shall not be included in the calculation of COST OF GOODS, DEVELOPMENT COSTS, MANUFACTURE DEVELOPMENT COSTS or included in the JOINT P&L.

               2.4.3 RESPONSIBILITIES OF THE FINANCE SUBTEAM. The responsibilities of the FINANCE SUBTEAM shall include, without limitation, (i) overseeing the estimation of DEVELOPMENT COSTS, MANUFACTURE DEVELOPMENT COSTS and [*] under the JOINT P&L, consistent with the terms of this Agreement and subject to necessary approvals by the JDC and JCC; (ii) developing, if possible, and approving a strategy regarding [*], (iii) any other responsibilities set forth for the FINANCE SUBTEAM in this Agreement, and (iv) to the extent determined to be necessary by the members of the FINANCE SUBTEAM, reporting to:

                      (a) the JDC on financial matters relating to DEVELOPMENT or MANUFACTURE DEVELOPMENT in the TERRITORY;

                      (b) the JCC on financial matters relating to commercial sale in TERRITORY A and all other financial issues in TERRITORY A which do not relate to DEVELOPMENT or MANUFACTURE DEVELOPMENT; and

                      (c) the Parties on financial matters relating to commercial sale outside of TERRITORY A and all other financial issues outside of TERRITORY A which do not relate to DEVELOPMENT or MANUFACTURE DEVELOPMENT.

                                    ARTICLE 3

                        DEVELOPMENT OF LICENSED COMPOUND

        3.1 INITIAL AND SUBSEQUENT FOCUS OF THE COLLABORATION. The initial focus of the collaboration will be on manufacturing, developing, supplying, and commercializing BEXXAR for the treatment of non-Hodgkin's lymphoma in those MAJOR INDICATIONS outlined in Sections 1.46 [*]. During the term of this Agreement, the JDC will consider, and approve as it deems appropriate, whether the Parties should also pursue the manufacture, development, supply, and commercialization of BEXXAR for the additional MAJOR INDICATIONS not discussed in the preceding sentence (i.e., those outlined in Sections 1.46 [*]) or for [*]. In addition, in the event either Party exercises its option as provided in Sections 4.2.2 and 4.2.4 to manufacture, develop, supply, and commercialize one or more particular SECOND GENERATION LICENSED COMPOUNDS, the Parties will pursue manufacture, development, supply, and commercialization of such SECOND GENERATION LICENSED COMPOUNDS in the FIELD in accordance with Sections 4.2.2 and 4.2.5.

        3.2 DEVELOPMENT.

               3.2.1 JOINT DEVELOPMENT PLAN.

                      (a) PURPOSE OF JOINT DEVELOPMENT PLAN. The DEVELOPMENT of the PRODUCT will be governed by a "JOINT DEVELOPMENT PLAN". The JOINT DEVELOPMENT PLAN will attempt, to the extent practicable, to describe the plan and budget for DEVELOPMENT of the



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      23.

PRODUCT throughout the TERRITORY, including overall DEVELOPMENT strategy, operating guidelines and estimated filing dates, guidelines for filing for REGULATORY APPROVAL, any clinical studies to be conducted and forecasts of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY for clinical supply or other DEVELOPMENT requirements.

                      (b) PREPARATION OF JOINT DEVELOPMENT PLAN. A draft of the initial JOINT DEVELOPMENT PLAN will be prepared by the Parties, in accordance with the allocation of responsibilities set forth in this Section 3.2.1(b), no later than one hundred twenty (120) days after the Effective Date. Thereafter, an updated JOINT DEVELOPMENT PLAN will be drafted and presented to the JDC at such times as the JDC deems appropriate, but no less frequently than annually. [*] will draft that portion of the initial JOINT DEVELOPMENT PLAN and that portion of each annual update of the JOINT DEVELOPMENT PLAN which covers activities, [*] that relate to DEVELOPMENT for purposes of receiving REGULATORY APPROVAL in TERRITORY A only. [*] will draft that portion of the initial JOINT DEVELOPMENT PLAN and that portion of each annual update of the JOINT DEVELOPMENT PLAN which covers activities, including [*], that relate to DEVELOPMENT for purposes of receiving REGULATORY APPROVAL in the [*].

                      (c) REVIEW AND APPROVAL OF JOINT DEVELOPMENT PLAN. The JDC will review the initial JOINT DEVELOPMENT PLAN and each update thereto and will amend such plan as required to achieve approval by the JDC no later than sixty
(60) days after submission of the drafts prepared by the Parties pursuant to
Section 3.2.1(b). With respect to the approval of the Non-USA Territory Portion, Coulter, through the JDC, will not withhold its approval of those parts of the Non-USA Territory Portion which are not reasonably likely to have a material effect on DEVELOPMENT or commercialization of PRODUCT in TERRITORY A. When considering the components of the then current JOINT DEVELOPMENT PLAN, the JDC will give strong consideration to the specific regulatory and market needs in each country of the TERRITORY consistent with each Party's employment of COMMERCIALLY REASONABLE EFFORTS with respect to such country.

                      (d) MONITORING OF JOINT DEVELOPMENT PLAN. The JDC will monitor implementation of the initial JOINT DEVELOPMENT PLAN and each update thereto. With respect to monitoring implementation of those parts of the Non-USA Territory Portion which are not reasonably likely to have a material effect on DEVELOPMENT or commercialization of PRODUCT in TERRITORY A, the SB representatives on the JDC will be responsible for such monitoring, but will report to Coulter's representative on the JDC regarding the results of such monitoring, if reasonably requested by Coulter.

               3.2.2 IMPLEMENTATION OF DEVELOPMENT.

                      (a) In TERRITORY A, the JDC shall determine those operational areas relating to the DEVELOPMENT for which each Party is responsible (e.g., those clinical trials for which Coulter will have responsibility and those for which SB will have responsibility [*]), consistent with the then current JOINT DEVELOPMENT PLAN and the PLANNED CLINICAL TRIALS. The Parties agree that Coulter will have responsibility for conducting the PLANNED CLINICAL TRIALS in TERRITORY A, unless otherwise agreed by the JDC. A Party which has responsibility for a particular operational area relating to the DEVELOPMENT in TERRITORY A shall make and



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                                      24.

implement any decisions involving such operational area ("Development Operational Decisions"), provided that such Development Operational Decisions and implementation thereof are consistent with the terms of this Agreement, the then current JOINT DEVELOPMENT PLAN, any direction provided by the JDC and Sections 3.2.2(b) and (c).

                      (b) Any Development Operational Decisions made by Coulter in TERRITORY A relating to the following shall be [*] the JDC, subject to ratification by the JDC at the next meeting of the JDC:

                             (i)  the review of [*] to make sure that
appropriate [*] are included;

                             (ii)  [*] to specific investigators;

                             (iii) determination of [*] the PRODUCT which will
be [*], and

                             (iv)  approval of any [*] and [*] thereto.

                      (c) Any Development Operational Decisions made by SB in TERRITORY A relating to the following shall be approved in advance by [*] JDC, subject to ratification by the JDC at the next meeting of the JDC:

                             (i) the review of selected [*] to make sure that
[*] are included;

                             (ii) [*] to specific investigators;

                             (iii) determination of [*] the PRODUCT which will
be [*]; and

                             (iv) approval of any [*] and [*] thereto.

                      (d) The list of Development Operational Decisions set forth in Sections 3.2.2(b) and 3.2.2(c) may be expanded or reduced as determined by the JDC.

                      (e) DEVELOPMENT in the NON-USA TERRITORY shall be conducted by the Parties as described in Sections 3.2.4(b).

                      (f) Each Party agrees to use its respective COMMERCIALLY REASONABLE EFFORTS to conduct the DEVELOPMENT with the intent of obtaining REGULATORY APPROVAL in TERRITORY A and in the NON-USA TERRITORY and bringing a PRODUCT to market in the FIELD in the TERRITORY. Neither Party shall subcontract any of its DEVELOPMENT obligations hereunder anywhere in the TERRITORY without the prior approval of the JDC or co-chairpersons of the JDC.

               3.2.3 DESIGNATION OF CLINICAL TRIALS. After the Effective Date, at the time the JDC approves a clinical trial, other than a PLANNED CLINICAL TRIAL, pursuant to Section 2.1.4(iii), (each newly approved clinical trial to be known as a "Future Clinical Trial"), it shall decide whether the results of such Future Clinical Trial are most likely to be used primarily in (i)



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                                      25.

TERRITORY A only ("Territory A Trials"), (ii) the NON-USA TERRITORY only ("Non-USA Territory Trials") or (iii) both TERRITORY A and the NON-USA TERRITORY ("Cross-Territory Trials"), and shall designate such Future Clinical Trial accordingly. [*] will have the [*] of [*] the [*] as [*]. The Parties have agreed that [*].

               3.2.4 LEAD PARTY FOR DEVELOPMENT.

                      (a) TERRITORY A. Coulter shall be the lead Party for implementation of the DEVELOPMENT conducted in TERRITORY A, consistent with the terms of this Agreement, the then current JOINT DEVELOPMENT PLAN and any direction provided by the JDC. Such DEVELOPMENT work in TERRITORY A shall include without limitation, PLANNED CLINICAL TRIALS, Territory A Trials (as defined in Section 3.2.3), and Cross-Territory Trials (as defined in Section 3.2.3).

                      (b) NON-USA TERRITORY.

                             (i) Initially, Coulter will be the lead Party for
implementation of the DEVELOPMENT conducted in the NON-USA TERRITORY, subject to the terms of this Section 3.2.4 and consistent with the terms of this Agreement, the then current JOINT DEVELOPMENT PLAN and any prior direction provided by the JDC. Such DEVELOPMENT work shall include without limitation, PLANNED CLINICAL TRIALS and Cross-Territory Trials (as defined in Section 3.2.3) that are approved in the then current JOINT DEVELOPMENT PLAN. SB will provide [*] FTE assistance to Coulter in performing clinical trials or other Development work in the NON-USA TERRITORY as identified in the JOINT DEVELOPMENT PLAN and agreed by the JDC. Except [*], all FTE support provided by SB in connection with DEVELOPMENT in the NON-USA TERRITORY shall be provided at [*] expense, [*]. Coulter shall not be responsible for delays in DEVELOPMENT in the NON-USA TERRITORY arising from [*] in the NON-USA TERRITORY in accordance with the then current JOINT DEVELOPMENT PLAN.

                             (ii) [*], SB will become the lead Party for
implementation of the DEVELOPMENT conducted in the NON-USA TERRITORY consistent with the terms of this Agreement, the then current JOINT DEVELOPMENT PLAN and any direction provided by the JDC, [*] for the [*]. If SB assumes the role of lead Party for DEVELOPMENT in the NON-USA Territory [*], SB shall [*] the [*], on the [*] with respect to [*].

                             (iii) At all times, regardless of which Party is
the lead Party for implementation of the DEVELOPMENT in the NON-USA TERRITORY, SB shall be responsible for all regulatory work in the NON-USA TERRITORY, including without limitation obtaining necessary approvals for all clinical trial protocols, reporting on adverse events (subject to Section 7.6) and managing other communications with regulatory authorities. In addition, SB shall be at all times responsible for all Non-USA Territory Trials (as defined in Section 3.2.3). Coulter will provide assistance to SB as reasonably requested by SB in conducting such Non-USA Territory Trials and [*] and [*]. SB shall inform the JDC of any significant decisions made by SB or its permitted sublicensees regarding implementation of the then current JOINT DEVELOPMENT PLAN relating to the NON-USA TERRITORY sufficiently in advance of such implementation to enable



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                                      26.
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Coulter to comment upon such decisions, and SB shall take such comments into serious consideration but shall not be bound by them.

               3.2.5 DEVELOPMENT DILIGENCE MILESTONES IN NON-USA TERRITORY.

                      (a) DEVELOPMENT DILIGENCE MILESTONES IN THE MAJOR MARKET Countries. SB shall seek to file an MAA and an NDS for BEXXAR for the FIRST INDICATION by a date no later than [*] after the BLA for BEXXAR for the FIRST INDICATION has been accepted for review by the FDA in TERRITORY A, provided that each such date shall be extended as required to account for delays which are beyond SB's reasonable control, including, without limitation, [*].

                      (b) FAILURE TO ACHIEVE MILESTONES. In the event SB determines that it will be unable to achieve a given milestone by [*] (the "Milestone Achievement Date"), either because such date has occurred or because it is reasonably apparent to SB that it will not be able to achieve such milestone by the Milestone Achievement Date, SB shall notify Coulter within thirty (30) days of such determination and the JDC shall meet promptly to work out a plan (the "Milestone Achievement Plan") designed to allow SB to meet such milestone in the given territory [*] of the Milestone Achievement Date, subject to any extension to such date that may be permitted as outlined in [*]. In the event SB is unable to meet such milestone in such territory within such [*] but has made good faith efforts to do so consistent with the Milestone Achievement Plan, provided that such date shall be extended as required to account for delays which are beyond SB's reasonable control, the JDC shall meet promptly after the end of such [*] period to work out an extended plan (the "Extended Milestone Achievement Plan") designed to allow SB to meet such milestone in the given territory within [*] of the Milestone Achievement Date, provided that such date shall be extended as required to account for delays which are beyond SB's reasonable control. In the event SB (i) has not made good faith efforts to meet a milestone within [*] under the Milestone Achievement Plan in a given MAJOR MARKET COUNTRY, subject to any extension permitted under Section 3.2.5(a) or
(ii) is unable to meet a milestone for any reason within [*] of the Milestone Achievement Date under the Extended Milestone Achievement Plan in such MAJOR MARKET COUNTRY, subject to any extension permitted under [*], the licenses granted by Coulter under this Agreement shall be automatically adjusted to exclude the MAJOR MARKET COUNTRY in which such milestone was not achieved and the terms of Section 13.4 shall apply for such MAJOR MARKET COUNTRY.

               3.2.6 FUNDING OF DEVELOPMENT. [*] shall bear the cost of [*] and [*] aggregate [*] (including, without limitation, [*] related to [*]) [*], provided that it is understood that no expenses of [*] shall be [*] used to [*] unless [*] are [*] or are within [*]. [*].

                      (a) [*] shall be [*] and handled as set forth in [*]; and

                      (b) DEVELOPMENT COSTS shall be shared by the Parties as follows:

                             (i) SB will bear the SB Share of Development Costs
(as defined below) and Coulter will bear the Coulter Share of Development Costs (as defined below). [*]. No expenses of a Party shall be included within DEVELOPMENT COSTS except as provided in Section 1.15.


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RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      27.
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                             (ii) The Parties agree that:

                                    (1) "SB Share of Development Costs" shall
equal A + B + C, where

                      A = [*] multiplied by all DEVELOPMENT COSTS associated with Cross-Territory Trials (as defined in Section 3.2.3) incurred [*]; and

                      B = [*] multiplied by all DEVELOPMENT COSTS associated with Territory A Trials (as defined in Section 3.2.3) and incurred [*]; and

                      C = [*] multiplied by all DEVELOPMENT COSTS associated with Non-USA Territory Trials (as defined in Section 3.2.3) and incurred after October 1, 1998.

                                    (2) "Coulter Share of  Development  Costs"
shall equal D + E, where

                      D = [*] multiplied by all DEVELOPMENT COSTS associated with all Cross-Territory Trials (as defined in Section 3.2.3) incurred [*]; and

                      E = [*] multiplied by all DEVELOPMENT COSTS associated with Territory A Trials (as defined in Section 3.2.3) incurred [*].

                                    (3) Notwithstanding the foregoing, in the
event that the JDC uses data from a Non-USA Territory Trial to support a regulatory filing to demonstrate the efficacy of the PRODUCT regarding a previously unapproved indication for purposes of label expansion in TERRITORY A, then upon the date of filing for such label expansion in TERRITORY A, Coulter shall reimburse to SB [*] of the costs of such Non-USA Territory Trial even if such filing [*]; provided, however, that the amount of such payment by Coulter shall be included in [*] used to [*]. Further, in the event that SB uses data from a Territory A Trial to demonstrate the efficacy of the PRODUCT regarding a previously unapproved indication for purposes of label expansion in the NON-USA TERRITORY, then upon the date of filing for such label expansion in the NON-USA TERRITORY, SB shall reimburse to Coulter [*] of the costs of such Territory A Trial (i.e., [*] from [*]).

                             (iii) No later than thirty (30) days after the end
of each calendar quarter, each Party shall submit to the FINANCE SUBTEAM an accounting of all DEVELOPMENT COSTS incurred by such Party during such quarter. The FINANCE SUBTEAM shall promptly calculate whether any payments are due from one Party to the other Party under this Section. In the event such payment is due, the Party which owes the payment shall make such payment to the other Party within thirty (30) days after it has received such a determination, in writing, from the FINANCE SUBTEAM. The Party receiving the payment shall issue an invoice to the Party making the payment which invoice shall be in the amount to be paid.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      28.
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                      (c) Notwithstanding Section 3.2.4(b)(i) and Section
3.2.6(a), in the event that the actual FTE assistance provided to Coulter by SB to support Cross-Territory Trials exceeds the FTE amounts set forth in the initial JOINT DEVELOPMENT PLAN approved by the JDC by greater than [*], then the total amount of such additional FTE assistance in excess of such approved amount, to the extent approved by the JDC, [*].

        3.3 MANUFACTURE DEVELOPMENT.

               3.3.1 JOINT MANUFACTURE DEVELOPMENT PLAN.

                      (a) PURPOSE OF JOINT MANUFACTURE DEVELOPMENT PLAN. The MANUFACTURE DEVELOPMENT of the PRODUCT will be governed by a "JOINT MANUFACTURE DEVELOPMENT PLAN." The JOINT MANUFACTURE DEVELOPMENT PLAN will attempt, to the extent practicable, to describe the plan and budget for the MANUFACTURE DEVELOPMENT of the PRODUCT throughout the TERRITORY, including without limitation, process development and optimization, manufacturing scale-up, validation, qualification, and certification, [*] equipment for the manufacture of UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY.

                      (b) PREPARATION OF JOINT MANUFACTURE DEVELOPMENT PLAN. A draft of the initial JOINT MANUFACTURE DEVELOPMENT PLAN will be prepared and approved by the MANUFACTURE AND SUPPLY CHAIN SUBTEAM pursuant to Section 2.3.4(i), no later than ninety (90) days after the Effective Date. Thereafter, an updated JOINT MANUFACTURE DEVELOPMENT PLAN will be drafted and presented to the JDC (and the JCC, to the extent such JOINT MANUFACTURE DEVELOPMENT PLAN includes elements related to commercial supply) at such times as the JDC and/or JCC, as applicable, deems appropriate, but no less frequently than annually.

                      (c) REVIEW AND APPROVAL OF JOINT MANUFACTURE DEVELOPMENT PLAN. The JDC (and the JCC, to the extent such JOINT MANUFACTURE DEVELOPMENT PLAN includes elements related to commercial supply) will review the initial JOINT MANUFACTURE DEVELOPMENT PLAN and each update thereto and will amend such plan as required to achieve approval by the JDC (and the JCC, to the extent such JOINT MANUFACTURE DEVELOPMENT PLAN includes elements related to commercial supply) no later than seventy-five (75) days after submission of the drafts prepared by the MANUFACTURE AND SUPPLY CHAIN SUBTEAM pursuant to Section 3.3.1(b). When considering the components of the then current JOINT MANUFACTURE DEVELOPMENT PLAN, the JDC will give strong consideration to the specific regulatory and market needs in each country of the TERRITORY consistent with each Party's employment of COMMERCIALLY REASONABLE EFFORTS with respect to such country.

                      (d) MONITORING OF JOINT MANUFACTURE DEVELOPMENT PLAN. The JDC will monitor implementation of the initial JOINT MANUFACTURE DEVELOPMENT PLAN and each update thereto. With respect to monitoring implementation of those parts of the JOINT MANUFACTURE DEVELOPMENT PLAN relating to the NON-USA TERRITORY which are not reasonably likely to have a material effect on DEVELOPMENT or commercialization of PRODUCT in TERRITORY A, the SB representatives on the JDC will be responsible for such monitoring, but will report to Coulter's representative on the JDC regarding the results of such monitoring, if reasonably requested by Coulter.



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      29.

                      (e) INTERNAL APPROVALS. Each Party shall endeavor to obtain all necessary internal approvals for capital expenditures in a manner that supports the timely implementation of the JOINT DEVELOPMENT PLAN and the JOINT MANUFACTURE DEVELOPMENT PLAN and so as not to delay PRODUCT regulatory filings and the PRODUCT timelines in accordance with its internal procedures normally employed for such matters and in accordance with its COMMERCIALLY REASONABLE EFFORTS. Notwithstanding the above, each Party shall only be liable to make [*] in accordance with the then approved JOINT MANUFACTURE DEVELOPMENT PLAN, or in accordance with the approved expenses outlined in Section 1.51(i).

               3.3.2 LEAD PARTY FOR MANUFACTURE DEVELOPMENT.

                      (a) UNCONJUGATED ANTIBODY MANUFACTURE DEVELOPMENT. [*] will take the lead with respect to the MANUFACTURE DEVELOPMENT of UNCONJUGATED ANTIBODY unless [*], at which [*]. The JDC can adjust the responsibilities of the Parties with respect to the MANUFACTURE DEVELOPMENT of UNCONJUGATED ANTIBODY as it deems appropriate.

                      (b) RADIOLABELED ANTIBODY MANUFACTURE DEVELOPMENT. [*] will take the lead with respect to the MANUFACTURE DEVELOPMENT of any RADIOLABELED ANTIBODY to the extent that such occurs in connection with [*] otherwise for supply in TERRITORY A. [*] will take the lead with respect to the MANUFACTURE DEVELOPMENT of any RADIOLABELED ANTIBODY to the extent that such occurs in connection with a EUROPEAN FACILITY (as defined in Section 9.10.1) other than [*]. The JDC (based on the recommendation of the MANUFACTURING AND SUPPLY CHAIN SUBTEAM) will determine which Party shall take the lead on any other activities related to the MANUFACTURE DEVELOPMENT of any RADIOLABELED ANTIBODY. Further, the JDC can adjust the responsibilities of the Parties with respect to the MANUFACTURE DEVELOPMENT of RADIOLABELED ANTIBODY as it deems appropriate.

               3.3.3 FUNDING OF MANUFACTURE DEVELOPMENT

                      (a) CAPITAL AND NON-CAPITAL EXPENDITURES

                             (i) Any MANUFACTURE DEVELOPMENT COSTS which are
incurred by either Party with respect to activities related solely to TERRITORY A shall be borne [*].

                             (ii) Any MANUFACTURE DEVELOPMENT COSTS which are
incurred by either Party with respect to activities related solely to outside of TERRITORY A shall be borne [*].

                             (iii) Any MANUFACTURE DEVELOPMENT COSTS which are
incurred by either Party with respect to activities both inside and outside of TERRITORY A shall be borne [*].

                             (iv) No later than thirty (30) days after the end
of each calendar quarter, each Party shall submit to the FINANCE SUBTEAM established by Section 2.4 an accounting of all MANUFACTURING DEVELOPMENT COSTS incurred by such Party during such quarter. The FINANCE SUBTEAM shall promptly calculate whether any payments are due from one


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      30.

Party to the other Party under this Section. In the event such payment is due, the Party which owes the payment shall make such payment to the other Party within thirty (30) days after it has received such a determination, in writing, from the FINANCE SUBTEAM. The Party receiving the payment shall issue an invoice to the Party making the payment which invoice shall be in the amount to be paid.

                      (b) ECONOMIC INTEREST IN CAPITAL EXPENDITURES.

                             (i) Coulter [*] SB shall have [*] in any fixed
assets derived from such MANUFACTURE DEVELOPMENT COSTS incurred under Section 3.3.3(a)(i), in accordance with mechanisms to be agreed by the Parties.

                             (ii) SB [*] any fixed assets derived from
MANUFACTURE DEVELOPMENT COSTS incurred under Section 3.3.3(a)(ii).

                             (iii) Coulter [*] SB shall have [*] in any fixed
assets derived from such MANUFACTURE DEVELOPMENT COSTS incurred jointly under
Section 3.3.3(a)(iii) in the [*], such economic interest to be structured in accordance with mechanisms to be agreed by the Parties.

        3.4 RECORDS, REPORTS AND INFORMATION EXCHANGE.

               3.4.1 TECHNOLOGY AND INFORMATION TRANSFER. Following the Effective Date, Coulter will promptly provide to SB all KNOW-HOW and other information, including, but not limited to, preclinical and clinical data, as SB reasonably deems necessary to enable it to carry out the DEVELOPMENT and MANUFACTURE DEVELOPMENT of LICENSED COMPOUND and PRODUCT and commercialization of PRODUCT and to obtain REGULATORY APPROVAL throughout the TERRITORY. Thereafter, during the term of this Agreement, each Party shall promptly make available to the other all KNOW-HOW and other information, including, but not limited to, preclinical and clinical data, as such Party reasonably deems necessary to carry out the DEVELOPMENT and MANUFACTURE DEVELOPMENT of LICENSED COMPOUND and PRODUCT and commercialization of PRODUCT and to obtain REGULATORY APPROVAL throughout the TERRITORY. All information transferred, provided or exchanged under this Section 3.4.1 will be subject to the confidentiality requirements set forth in Article 17.

               3.4.2 RECORD KEEPING. With respect to the DEVELOPMENT and MANUFACTURE DEVELOPMENT work conducted by or on behalf of a given Party, such Party will maintain records in sufficient detail and in good scientific manner appropriate for REGULATORY APPROVAL and patent purposes.

        3.5 REGULATORY COMPLIANCE. Each Party shall comply with GLP, GCP, GMP and all other applicable governmental, regulatory and administrative laws, rules and regulations of the FDA and other applicable authorities in the conduct of the DEVELOPMENT, MANUFACTURE DEVELOPMENT and in preparing and filing all regulatory dossiers for PRODUCT in the TERRITORY.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      31.

        3.6 REGULATORY APPROVALS.

               3.6.1 TERRITORY A. Coulter shall file all regulatory dossiers (e.g., the BLA) for PRODUCT in the FIELD in TERRITORY A under its name in accordance with the use of its COMMERCIALLY REASONABLE EFFORTS. Coulter shall own all such TERRITORY A REGULATORY APPROVALS. To the extent legally permissible, SB shall have the right of reference to the extent necessary to exercise its rights or to meet its obligations hereunder. Coulter shall be responsible for undertaking all activities required of the holder of regulatory dossiers in TERRITORY A, including, but not limited to, any adverse event reporting (subject to Section 7.6). Coulter shall be responsible for all communications with regulatory agencies relating to the PRODUCT in the FIELD in TERRITORY A, subject to its obligation to keep the JDC and/or the JCC informed.

               3.6.2  NON-USA TERRITORY.

                      (a) SB RESPONSIBILITIES. SB shall file all regulatory dossiers, as well as any necessary or desired pricing approvals, for PRODUCT in the FIELD in the NON-USA TERRITORY under its name in accordance with the use of its COMMERCIALLY REASONABLE EFFORTS. SB shall own all such NON-USA TERRITORY REGULATORY APPROVALS. To the extent legally permissible, Coulter shall have the right of reference to the extent necessary to exercise its rights or to meet its obligations hereunder. SB shall be responsible for undertaking all activities required of the holder of regulatory dossiers in the NON-USA TERRITORY, including, but not limited to, any adverse event reporting (subject to Section 7.6). SB shall be responsible for all communications with regulatory agencies relating to the PRODUCT in the FIELD in the NON-USA TERRITORY, subject to its obligation to keep the JDC and/or the JCC informed.

                      (b) COULTER RESPONSIBILITY TO PROVIDE TECHNICAL ASSISTANCE IN THE NON-USA TERRITORY. Coulter shall provide to SB, at SB's request, reasonable technical assistance within Coulter's area of expertise concerning registration of PRODUCT in the NON-USA TERRITORY. Provision of such technical assistance shall include, but not be limited to, supply of any KNOW-HOW owned or CONTROLLED by Coulter which SB may require. Pursuant to such obligation, Coulter shall make available to SB, Coulter's representatives as are reasonably requested by SB in connection with regulatory and scientific matters relating to the filing of regulatory applications in the NON-USA TERRITORY, including timely response to questions raised by regulatory authorities regarding the MAA or equivalent regulatory filings in the NON-USA TERRITORY, and travel as reasonably required for meetings with regulatory authorities. In the event that SB requests that Coulter perform work under this Section 3.6.2(b), SB shall reimburse Coulter for [*] OUT-OF-POCKET COSTS incurred by Coulter with respect to such performance within thirty (30) days of receipt of an invoice from Coulter, provided that [*] incurred by Coulter under this Section 3.6.2(b) shall be based on [*]. Such OUT-OF-POCKET COSTS shall not be deemed to be DEVELOPMENT COSTS. All work or other assistance provided to SB under this Section 3.6.2(b), such as, without limitation, [*], and the provision of existing Coulter reports, data and information to assist SB with responses to questions or requests from regulatory authorities, shall be provided to SB [*] in the case where (i) a Coulter FTE is requested by SB [*] or (ii) Coulter is requested to undertake an individual project that requires more than [*], provided that Coulter provides SB [*] that the project is of such a magnitude. In the event that


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      32.

[*], SB shall [*] Coulter, on an FTE rate basis for the [*] rendering such assistance, at an FTE rate of [*].

                                    ARTICLE 4

                             ADDITIONAL INDICATIONS;
                      SECOND GENERATION LICENSED COMPOUNDS

        4.1 ADDITIONAL INDICATIONS. Upon the prior approval of the JDC, each of SB and Coulter shall have the right to conduct research and pre-clinical development of any LICENSED COMPOUND for any ADDITIONAL INDICATIONS. Unless agreed otherwise by the Parties, the cost of such research and pre-clinical development for an ADDITIONAL INDICATION shall be [*]. If, based on such pre-clinical research and development, SB or Coulter discovers or determines that any LICENSED COMPOUND may have efficacy in the treatment, prevention or palliation of any ADDITIONAL INDICATION and if such Party desires to pursue clinical trials of such LICENSED COMPOUND for such ADDITIONAL INDICATION, it will promptly notify the other Party in writing and disclose to the other Party its rationale therefor, including all relevant data. Through the JDC, the Parties will then decide whether to go forward with the DEVELOPMENT and commercialization of the LICENSED COMPOUND for such ADDITIONAL INDICATION pursuant to this Agreement. In the event the JDC decides not to go forward with the DEVELOPMENT and commercialization of the LICENSED COMPOUND for such ADDITIONAL INDICATION, [*]. In the event the JDC does decide to go forward, [*] will be the lead Party in pursuing DEVELOPMENT for the ADDITIONAL INDICATION in TERRITORY A and [*] will be the lead Party in pursuing DEVELOPMENT for the ADDITIONAL INDICATION in TERRITORY B and TERRITORY C unless otherwise determined by the JDC.

        4.2 SECOND GENERATION LICENSED COMPOUNDS.

               4.2.1 SECOND GENERATION LICENSED COMPOUND CANDIDATES; REPORTING; NOTICE.

                      (a) The Parties intend during the term of this Agreement to work cooperatively to evaluate the feasibility of developing SECOND GENERATION LICENSED COMPOUND CANDIDATES, while maintaining their independent ability to develop such compounds, subject to the terms of this Section 4.2. Accordingly, the Parties agree that, at any time during the term of this Agreement, either Party may elect, [*], to pursue research and development of a specific SECOND GENERATION LICENSED COMPOUND CANDIDATE in the FIELD. The Party making the foregoing election shall be deemed to be the "Initiating Party".

                      (b) The Initiating Party shall [*] (the "Non-Initiating Party") promptly following its commencement of any work related to a SECOND GENERATION LICENSED COMPOUND CANDIDATE in the FIELD, and shall [*] keep the Non-Initiating Party informed of the results of any such research and development and shall make appropriate personnel available, at reasonable times, to discuss with the Non-Initiating Party the attributes of the SECOND GENERATION LICENSED COMPOUND CANDIDATE and any studies the Initiating Party has undertaken relating to the research and development of such SECOND GENERATION LICENSED COMPOUND CANDIDATE in the


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      33.

FIELD. The Initiating Party shall provide written [*] reports to the JDC on the status of research and development of such SECOND GENERATION LICENSED COMPOUND CANDIDATE in the FIELD. On a [*], subject to Section 4.2.3, the Initiating Party shall provide the Non-Initiating Party with a summary of the SECOND GENERATION LICENSED COMPOUND CANDIDATE DEVELOPMENT COSTS and the SECOND GENERATION LICENSED COMPOUND CANDIDATE MANUFACTURE DEVELOPMENT COSTS to date in developing such SECOND GENERATION LICENSED COMPOUND CANDIDATE, with such costs [*].

                      (c) The Initiating Party shall provide written notice to the Non-Initiating Party no later than [*] prior to the date on which the Initiating Party plans to [*] for such SECOND GENERATION LICENSED COMPOUND CANDIDATE in the FIELD. Such written notice shall include the planned filing date, as well as all material information developed or obtained by the Initiating Party relevant to its interest in the SECOND GENERATION LICENSED COMPOUND CANDIDATE in the FIELD not previously provided to the Non-Initiating Party.

                      (d) The Initiating Party shall provide written notice to the Non-Initiating Party no later than [*] prior to the date on which the Initiating Party plans to [*] for such SECOND GENERATION LICENSED COMPOUND CANDIDATE in the FIELD. Such written notice shall include the [*] as well as all material information developed or obtained by the Initiating Party, and not previously provided to the Non-Initiating Party, which is relevant to the Initiating Party's interest in the SECOND GENERATION LICENSED COMPOUND CANDIDATE in the FIELD.

               4.2.2 SB DEVELOPMENT AND COMMERCIALIZATION OPTION.

                      (a) In the event Coulter is the Initiating Party, at any time after receipt of Coulter's first [*] report pursuant to Section 4.2.1(b) and until [*] after Coulter provides notice to SB of Completion of [*], required for such SECOND GENERATION LICENSED COMPOUND CANDIDATE (the "SB Option Termination Date"), SB may provide written notice to Coulter indicating that it is interested in pursuing the development and commercialization of such SECOND GENERATION LICENSED COMPOUND CANDIDATE in the FIELD (an "SB Option Exercise Notice"). In the event SB provides an SB Option Exercise Notice on or before the SB Option Termination Date, such SECOND GENERATION LICENSED COMPOUND CANDIDATE shall thereafter be deemed to be a SECOND GENERATION LICENSED COMPOUND for purposes of this Agreement and the terms of Section 4.2.2(b) and 4.2.5 shall apply. The SB Option Termination Date [*].

                      (b) Within [*] days of Coulter's receipt of an SB Option Exercise Notice, SB shall reimburse Coulter for [*] of the SECOND GENERATION LICENSED COMPOUND CANDIDATE DEVELOPMENT COSTS and [*] of the SECOND GENERATION LICENSED COMPOUND CANDIDATE MANUFACTURE DEVELOPMENT COSTS associated with such SECOND GENERATION LICENSED COMPOUND CANDIDATE; provided, however, if the SB Option Exercise Notice is delivered by SB [*] Coulter provides SB with notice of the Completion of Phase II Trials (as defined in Section 4.2.2(c)) for such SECOND GENERATION LICENSED COMPOUND CANDIDATE and on or before the SB Option Termination Date, SB shall reimburse Coulter for [*] of such SECOND GENERATION LICENSED COMPOUND CANDIDATE DEVELOPMENT COSTS and [*] of such SECOND GENERATION LICENSED COMPOUND CANDIDATE MANUFACTURE DEVELOPMENT COSTS.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      34.

                      (c) "Completion of Phase II Trials" shall be deemed to have occurred with respect to a given SECOND GENERATION LICENSED COMPOUND CANDIDATE in the FIELD when the Initiating Party has given written notice to the Non-Initiating Party that (i) the Initiating Party has [*] which the Initiating Party [*]; (ii) the Initiating Party has [*]; and (iii) the Initiating Party has [*] and has [*] and [*] was [*]. Included with such notice shall be (w) a written report containing all material information and studies developed or obtained by the Initiating Party relevant to the SECOND GENERATION LICENSED COMPOUND CANDIDATE in the FIELD as of such date; (x) a copy of the [*]; (y) a summary prepared by the Initiating Party of the [*] a [*] the [*]; and (z) [*] the SECOND GENERATION LICENSED COMPOUND CANDIDATE DEVELOPMENT COSTS and the SECOND GENERATION LICENSED COMPOUND CANDIDATE MANUFACTURE DEVELOPMENT COSTS to date with respect to such SECOND GENERATION LICENSED COMPOUND CANDIDATE, with such costs [*]. In the event the Initiating Party has determined in good faith that [*] on the [*] such [*] to [*] on [*] to the [*]. Included with such notice shall be a written report containing all information and studies developed or obtained by the Initiating Party relevant to the SECOND GENERATION LICENSED COMPOUND CANDIDATE in the FIELD as of such date, [*] of the SECOND GENERATION LICENSED COMPOUND CANDIDATE DEVELOPMENT COSTS and the SECOND GENERATION LICENSED COMPOUND CANDIDATE MANUFACTURE DEVELOPMENT COSTS to date with respect to such SECOND GENERATION LICENSED COMPOUND CANDIDATE, with such costs [*].

                      (d) A "Second Generation Licensed Compound Candidate Pivotal Trial" shall mean a study in humans which is prospectively designed to demonstrate statistically whether a given SECOND GENERATION LICENSED COMPOUND CANDIDATE is safe and effective for use in the FIELD in a manner necessary to obtain REGULATORY APPROVAL to market such compound for use in the FIELD.

                      (e) A "Phase II Trial" shall mean that portion of clinical development of pharmaceutical PRODUCTS that provides for additional assessment of safety and preliminary assessment of efficacy at particular dosage levels of a SECOND GENERATION LICENSED COMPOUND CANDIDATE, in human patients, which is intended to gather information to support the pivotal human clinical trials using the SECOND GENERATION LICENSED COMPOUND CANDIDATE, performed in accordance with the FD&C ACT and applicable regulations promulgated thereunder (including, without limitation, 21 CFR Part 312), as amended from time to time, or any comparable foreign laws and regulations.

               4.2.3 IF COULTER IS THE INITIATING PARTY AND SB DOES NOT PROVIDE AN SB OPTION EXERCISE NOTICE. In the event Coulter is the Initiating Party and SB does not provide an SB OPTION EXERCISE NOTICE with respect to a given SECOND GENERATION LICENSED COMPOUND CANDIDATE by the SB Option Termination Date (as such may be extended by Coulter under Section 4.2.2(a)), Coulter shall [*] with respect to such SECOND GENERATION LICENSED COMPOUND CANDIDATE and shall [*]. In the event Coulter, a Coulter AFFILIATE or a Coulter THIRD PARTY licensee commences a Second Generation Licensed Compound Candidate Pivotal Trial on such compound, Coulter shall notify SB. In the event Coulter has completed a Second Generation Licensed Compound Candidate Pivotal Trial (as defined in Section 4.2.2(d)) and has decided to file a BLA on the basis of such trial, Coulter shall immediately provide written notice to SB of such decision. In the event Coulter receives REGULATORY APPROVAL to sell such SECOND


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      35.

GENERATION LICENSED COMPOUND CANDIDATE in TERRITORY A and has not, as of the date on which such REGULATORY APPROVAL is received, [*] an [*] to [*] in TERRITORY A or otherwise [*] the [*] to [*] in TERRITORY A, Coulter shall immediately provide written notice to SB of such situation. At any time within [*] days of the date of Coulter's notice as set forth in the previous sentence, SB may, upon written notice to Coulter, require Coulter to make the election set forth in Section 7.1.15, provided that, in such event, Coulter's right to participate in the CO-PROMOTION of PRODUCT in TERRITORY A will cease immediately upon such election. In the event SB does not provide an SB OPTION EXERCISE NOTICE on or before the SB Option Termination Date, the obligations of Coulter contained in Section 4.2.1(b) shall terminate as of the SB Option Termination Date, but the provisions of this Section 4.2.3 shall still apply.

               4.2.4 COULTER DEVELOPMENT AND COMMERCIALIZATION RIGHTS; COULTER FUNDING OPTION.

                      (a) AUTOMATIC CONVERSION OF SECOND GENERATION LICENSED COMPOUND CANDIDATE TO SECOND GENERATION LICENSED COMPOUND. The Parties understand that, in the event SB is the Initiating Party for a SECOND GENERATION LICENSED COMPOUND CANDIDATE, such compound will automatically be converted to a SECOND GENERATION LICENSED COMPOUND at the time set forth in Section 4.2.4(b). Coulter's payment obligations and economic participation with respect to such compound are set forth in this Section 4.2.4.

                      (b) EXERCISE OF FUNDING OPTION. In the event SB is the Initiating Party, at any time after receipt of SB's first [*] report pursuant to
Section 4.2.1(b) and [*] SB discloses to Coulter the Pivotal Trial Data (as defined in this Section 4.2.4(b)) for such SECOND GENERATION LICENSED COMPOUND CANDIDATE (the "Coulter Funding Option Termination Date"), Coulter may provide written notice to SB indicating that it is interested in reimbursing SB for a portion of the SECOND GENERATION LICENSED COMPOUND CANDIDATE DEVELOPMENT COSTS and the SECOND GENERATION LICENSED COMPOUND CANDIDATE MANUFACTURE DEVELOPMENT COSTS (a "Coulter Funding Option Exercise Notice") as set forth in Section 4.2.4(c)(i) or 4.2.4(c)(ii). As of the date on which Coulter provides a Coulter Funding Option Exercise Notice, such SECOND GENERATION LICENSED COMPOUND CANDIDATE shall be deemed to be a SECOND GENERATION LICENSED COMPOUND and the terms of Sections 4.2.4(c)(i), 4.2.4(c)(ii) and 4.2.5 shall apply. In the event Coulter does not provide a Coulter Funding Option Exercise Notice on or before the Coulter Funding Option Termination Date, such SECOND GENERATION LICENSED COMPOUND CANDIDATE automatically shall be deemed to be a SECOND GENERATION LICENSED COMPOUND as of the Coulter Funding Option Termination Date and the terms of Sections 4.2.4(c)(iii) and 4.2.5 shall apply. "Pivotal Trial Data" shall mean clinical data from a study in humans which [*], demonstrate statistically that PRODUCT containing a SECOND GENERATION LICENSED COMPOUND CANDIDATE is safe and effective for use in the FIELD in a manner necessary to obtain REGULATORY APPROVAL to market PRODUCT in TERRITORY A for use in the FIELD.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      36.

                      (c) PAYMENT OBLIGATIONS OF COULTER.

                             (i) In the event SB is the Initiating Party for a
given SECOND GENERATION LICENSED COMPOUND CANDIDATE and Coulter provides the Coulter Funding Option Exercise Notice to SB before the Completion of Phase II Trials (as defined in Section 4.2.2(c)) for such compound, within [*] of delivery of such notice, Coulter shall reimburse SB for [*] of the SECOND GENERATION LICENSED COMPOUND CANDIDATE DEVELOPMENT COSTS and [*] of the SECOND GENERATION LICENSED COMPOUND CANDIDATE MANUFACTURE DEVELOPMENT COSTS associated with seeking REGULATORY APPROVAL for such compound in TERRITORY A.

                             (ii) In the event SB is the Initiating Party for a
given SECOND GENERATION LICENSED COMPOUND CANDIDATE and Coulter provides the Coulter Funding Option Exercise Notice to SB on or after the Completion of Phase II Trials (as defined in Section 4.2.2(c)) for such compound and on or before the Coulter Funding Option Termination Date for such compound, within [*] days of delivery of such notice, Coulter shall reimburse SB for [*] of the SECOND GENERATION LICENSED COMPOUND CANDIDATE DEVELOPMENT COSTS and [*] of the SECOND GENERATION LICENSED COMPOUND CANDIDATE MANUFACTURE DEVELOPMENT COSTS associated with seeking REGULATORY APPROVAL for such compound in TERRITORY A.

                             (iii) In the event SB is the Initiating Party for a
given SECOND GENERATION LICENSED COMPOUND CANDIDATE and Coulter does not provide the Coulter Funding Option Exercise Notice to SB on or before the Coulter Funding Option Termination Date for such compound, (i) SB shall owe no milestones to Coulter with respect to such compound pursuant to Section 6.3 and
(ii) SB shall pay [*] of the SECOND GENERATION LICENSED COMPOUND CANDIDATE DEVELOPMENT COSTS and the SECOND GENERATION LICENSED COMPOUND CANDIDATE MANUFACTURE DEVELOPMENT COSTS and any other DEVELOPMENT COSTS or MANUFACTURE DEVELOPMENT COSTS for such compound once such SECOND GENERATION LICENSED COMPOUND CANDIDATE becomes a SECOND GENERATION LICENSED COMPOUND pursuant to
Section 4.2.4(b), but may offset [*] of the SECOND GENERATION LICENSED COMPOUND CANDIDATE DEVELOPMENT COSTS and [*] of the SECOND GENERATION LICENSED COMPOUND CANDIDATE MANUFACTURE DEVELOPMENT COSTS associated with seeking REGULATORY APPROVAL for such compound in TERRITORY A and [*] of any other DEVELOPMENT COSTS and MANUFACTURE DEVELOPMENT COSTS associated with seeking REGULATORY APPROVAL for such compound in TERRITORY A, against Coulter's [*] share of OPERATING PROFIT in TERRITORY A, pursuant to Section 7.1.13, for PRODUCT containing such compound.

               4.2.5 MODIFICATION OF JOINT DEVELOPMENT PLAN, JOINT MANUFACTURE DEVELOPMENT PLAN AND JOINT MARKETING PLAN. Promptly upon a SECOND GENERATION LICENSED COMPOUND Candidate becoming a SECOND GENERATION LICENSED COMPOUND pursuant to Section 4.2.2(a) or 4.2.4(b), the JDC and JCC shall modify the JOINT DEVELOPMENT PLAN, the JOINT MANUFACTURE DEVELOPMENT PLAN and the JOINT MARKETING PLAN then in effect as required to achieve the requisite approvals of the modified documents by the JDC and JCC, following the procedures set forth in
Article 2, in order to incorporate the SECOND GENERATION LICENSED COMPOUND into such documents. Consistent with this Agreement and the modified JOINT DEVELOPMENT PLAN, the modified JOINT MANUFACTURE DEVELOPMENT PLAN and modified JOINT


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      37.

MARKETING PLAN, the JDC and JCC shall allocate responsibility for the DEVELOPMENT, MANUFACTURE DEVELOPMENT and commercialization of such SECOND GENERATION LICENSED COMPOUND, provided, however, such allocation shall be [*].

                                    ARTICLE 5

                                    LICENSES

        5.1 LICENSES TO SB. Subject to the other provisions of this Agreement, Coulter hereby grants to SB:

               5.1.1 A license, under Coulter's INTELLECTUAL PROPERTY RIGHTS, to develop, make, have made, use, sell, offer for sale, and import LICENSED COMPOUND, PRODUCT and ANTI-CD20 ANTIBODY in the FIELD in TERRITORY A, subject to
Section 5.1.3 and Section 5.1.4 and the other terms and conditions set forth in this Agreement. Such license shall be exclusive except as to Coulter and shall be subject to the terms set forth in this Agreement.

               5.1.2 A license, under Coulter's INTELLECTUAL PROPERTY RIGHTS, to develop, make, have made, use, sell, offer for sale, and import LICENSED COMPOUND, PRODUCT and ANTI-CD20 ANTIBODY in the FIELD in the NON-USA TERRITORY, subject to Section 5.1.3 and Section 5.1.4 and the other terms and conditions set forth in this Agreement (including without limitation circumstances under which SB's rights in certain countries may terminate or become non-exclusive). Such license shall be exclusive except as to Coulter's rights (i) to develop, make, have made, use and import LICENSED COMPOUND and PRODUCT for SB in the Field in the NON-USA TERRITORY as set forth in this Agreement and (ii) as described in Section 5.1.4.

               5.1.3 The license to SB outlined in Sections 5.1.1 and 5.1.2 shall be exercisable by SB only with respect to

                      (a) PRODUCT or LICENSED COMPOUND; and

                      (b) SECOND GENERATION LICENSED COMPOUND CANDIDATEs for use in the FIELD throughout the TERRITORY, but only to the extent set forth in
Section 4.2.

               5.1.4 As used in Sections 5.1.1 and 5.1.2, a license that is "exclusive except as to Coulter" means that Coulter shall not grant any other entity (other than Coulter AFFILIATES but only for so long as they remain AFFILIATES) any license under Coulter's INTELLECTUAL PROPERTY RIGHTS in the FIELD except as otherwise provided in Section 11.4.3, but that otherwise Coulter retains all its rights of ownership in such licensed rights, including without limitation the right to practice such property rights, subject only to the license granted. In particular, Coulter shall retain the right to develop, make, have made, use, sell, offer for sale and import LICENSED COMPOUND and PRODUCT in the FIELD in TERRITORY A, and to develop, make, have made, and use SECOND GENERATION LICENSED COMPOUND CANDIDATES and LICENSED COMPOUNDS in the FIELD throughout the TERRITORY, in all cases subject to the terms set forth in this Agreement. For the avoidance of doubt, nothing contained in this Section 5.1 (a) grants SB any rights under Coulter's INTELLECTUAL PROPERTY RIGHTS outside the FIELD, (b) grants SB the right to exercise its


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      38.

license for products other than the PRODUCT, LICENSED COMPOUND and SECOND GENERATION LICENSED COMPOUND CANDIDATEs (subject to Section 4.2), (c) precludes Coulter or any licensee of Coulter from practicing such rights outside the FIELD or for a purpose not related to ANTI-CD20 ANTIBODIES in the FIELD, or (d) grants Coulter the right to exercise its retained rights related to ANTI-CD20 ANTIBODIES for products other than the PRODUCT, LICENSED COMPOUND and SECOND GENERATION LICENSED COMPOUND CANDIDATEs (subject to Section 4.2).

               5.1.5 Under no circumstances may SB grant sublicenses in TERRITORY A under the licenses granted in this Section 5.1 except to AFFILIATES of SB and only for so long as such AFFILIATES remain AFFILIATES (except in the event that Coulter loses its rights to CO-PROMOTE PRODUCT under Section 7.1.15) and only to develop, make, have made, use, sell, offer for sale and import PRODUCT, LICENSED COMPOUND, and SECOND GENERATION LICENSED COMPOUND CANDIDATES. Subject to Section 7.2.3, the licenses granted in this Section 5.1 shall only be sublicensable by SB in the MAJOR MARKET COUNTRIES with the prior written consent of Coulter which shall not be unreasonably withheld, except SB may grant sublicenses in the MAJOR MARKET COUNTRIES to AFFILIATES of SB, and only for so long as such AFFILIATES remain AFFILIATES, without the prior consent of Coulter. In all countries other than the TERRITORY A and the MAJOR MARKET COUNTRIES, SB may grant sublicenses under the licenses granted in this Section 5.1 without the prior consent of Coulter, provided, however, SB shall provide written notice to Coulter at least five (5) business days prior to entering into such sublicense agreements. Such notice shall include the name of the THIRD PARTY sublicensee and a brief description of the proposed agreement.

               5.1.6 Unless otherwise provided in this Agreement, SB covenants that it shall not, nor shall it cause any AFFILIATE to knowingly, use or practice directly or indirectly any INTELLECTUAL PROPERTY RIGHTS of Coulter for any purposes other than those set forth in Sections 5.1.1, 5.1.2 and 5.1.3.

        5.2 LICENSES TO COULTER.

               5.2.1 Subject to the other provisions of this Agreement, SB hereby grants to Coulter a license under SB's INTELLECTUAL PROPERTY RIGHTS, to develop, make, have made, use, sell, offer for sale and import LICENSED COMPOUND, PRODUCT, and ANTI-CD20 ANTIBODY in the FIELD in the TERRITORY, subject to Section 5.2.2 and the other terms and conditions of this Agreement. The license granted under this Section 5.2.1 shall be (i) royalty-free, (ii) exclusive except as to SB and any authorized sublicensee of SB under Section
5.1.5 within the scope of such sublicense, and (iii) shall not be sublicenseable by Coulter without the consent of SB, except to AFFILIATES of Coulter, and only for so long as such AFFILIATES remain AFFILIATES.

               5.2.2 The license to Coulter set forth in Section 5.2.1 shall be exercisable by Coulter only with respect to:

                      (a) the development and manufacture (including THIRD PARTY manufacture for Coulter) of LICENSED COMPOUND, PRODUCT and SECOND GENERATION COMPOUND CANDIDATES to the extent set forth in Section 4.2, for use in the FIELD throughout the TERRITORY, and


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      39.

                      (b) the CO-PROMOTION of the PRODUCT in the FIELD in TERRITORY A, and

                      (c) otherwise to comply with its obligations under this Agreement, and

                      (d) in the case of SB KNOW-HOW, only to the extent such SB KNOW-HOW has been described to Coulter under this Agreement.

               5.2.3 As used in Section 5.2.1, a license that is "exclusive except as to SB and any authorized sublicensee of SB under Section 5.1.5" means that SB shall not grant any other entity (except such a sublicensee acting within the scope of such sublicense) any license under SB's INTELLECTUAL PROPERTY RIGHTS in the FIELD (except as otherwise provided in Section 11.4.3), but that otherwise SB retains all of its rights of ownership in such licensed rights, including without limitation, the right to practice such property rights, subject only to the license granted.

               5.2.4 The license granted to Coulter herein expressly excludes any license under SB technology for the [*]. SB agrees, however, that during the term of this Agreement it will not grant licenses to THIRD PARTIES for [*] ANTI-CD20 ANTIBODIES without the prior written consent of Coulter.

               5.2.5 SB hereby grants to Coulter an exclusive, royalty-free license, with a right to sublicense, under SB's INTELLECTUAL PROPERTY RIGHTS, to develop, make, have made, use, import, market, offer for sale and sell PRODUCT or LICENSED COMPOUND in the FIELD in Japan.

               5.2.6 Unless otherwise provided in this Agreement, Coulter covenants that it shall not, nor shall it cause any AFFILIATE to knowingly, use or practice directly or indirectly any INTELLECTUAL PROPERTY RIGHTS of SB for any purposes other than those set forth in Sections 5.2.1, 5.2.2 and 5.2.5.

        5.3 NEW THIRD PARTY LICENSES.

               5.3.1 DETERMINATION REGARDING NEED FOR NEW THIRD PARTY LICENSE. In the event either Coulter or SB believes that one or more licenses under intellectual property held by a THIRD PARTY are necessary or desirable in order to manufacture or develop or commercialize the PRODUCT anywhere in the TERRITORY, or otherwise assure that their activities under this Agreement do not infringe the intellectual property rights of such THIRD PARTY, then the Parties will discuss the situation in good faith. In the event that the Parties cannot make a unanimous decision regarding whether or not a license is necessary or desirable, the Parties shall submit such issue promptly thereafter to an UNAFFILIATED EXPERT who is a patent attorney. The expenses of engaging such UNAFFILIATED EXPERT patent attorney for such determination shall be shared equally by the Parties. If such UNAFFILIATED EXPERT patent attorney determines that a license is needed, the determination shall be binding on the Parties and
Section 5.3.3(b) or 5.3.3(c) shall be applicable.

               5.3.2 PROCEDURE FOR OBTAINING. Once a determination has been made, in accordance with Section 5.3.1, that one or more licenses under intellectual property held by a THIRD PARTY are necessary or desirable in order to manufacture or develop or commercialize the


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      40.

PRODUCT anywhere in the TERRITORY, or otherwise assure that their activities under this Agreement do not infringe the intellectual property rights of such THIRD PARTY, the appropriate Party (i.e., Coulter for TERRITORY A and SB for the NON-USA TERRITORY) will seek to obtain a license to such intellectual property (a "NEW THIRD PARTY LICENSE"). In the event such NEW THIRD PARTY LICENSE imposes costs on the Party who is not obtaining the license pursuant to Section 5.3.3 (i.e., SB for TERRITORY A and Coulter for the NON-USA TERRITORY), the economic terms of such license [*] and such approved terms shall be included within the NEW THIRD PARTY LICENSE COSTS. Should the Parties [*], then [*] to [*] the issue shall be presented to the [*] and the [*]. In the event that the [*] and the [*] are [*] on the issue, then [*] the decision regarding such economic terms provided, however, that, [*] shall not enter into any NEW THIRD PARTY LICENSE which [*] during the term of the guarantee set forth in Section 7.2.5.

               5.3.3  NEW THIRD PARTY LICENSE COSTS.

                      (a) The NEW THIRD PARTY LICENSE COSTS in TERRITORY A will be included as an element of COST OF GOODS as outlined in Section 1.11(c).

                      (b) In the event that the JDC (or an UNAFFILIATED EXPERT under Section 5.3.1) determines that, in the absence of a NEW THIRD PARTY LICENSE, SB would be blocked from making, using or selling the PRODUCT in the NON-USA TERRITORY, then the NEW THIRD PARTY LICENSE COSTS for such NON-USA TERRITORY license will be [*].

                      (c) In the event that the JDC (or an UNAFFILIATED EXPERT under Section 5.3.1) determines that, in the absence of a NEW THIRD PARTY LICENSE, SB would not be blocked from making, using or selling the PRODUCT in the NON-USA TERRITORY, then SB shall have the right, at its discretion, to enter in any such NEW THIRD PARTY LICENSE, provided that any NEW THIRD PARTY LICENSE COSTS for such license will be borne entirely by SB.

                      (d) "NEW THIRD PARTY LICENSE COSTS" shall mean any amounts paid to a THIRD PARTY licensor under a given NEW THIRD PARTY LICENSE. All NEW THIRD PARTY LICENSE COSTS [*] under Section 5.3.3(a) or 5.3.3(b) shall be approved in accordance with Section 5.3.2.

               5.3.4 UPSTREAM LICENSES. It is understood that the licenses granted under this Article 5 anticipate sublicenses of technology licensed from THIRD PARTIES by Coulter to SB or by SB to Coulter, pursuant to license agreements in effect as of the Effective Date and/or NEW THIRD PARTY LICENSES (collectively, the "Upstream Licenses"). All such sublicenses granted hereunder are subject to the terms and conditions, including provisions regarding exclusivity, of any such Upstream Licenses. Each Party will [*] this Agreement for any relevant Upstream Licenses obtained after the Effective Date (within the scope of such new Upstream Licenses).


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      41.

        5.4 EXCLUSIVITY.

               5.4.1

                      (a) In the event SB or an SB AFFILIATE files a BLA in TERRITORY A or a MAA or [*] in a MAJOR MARKET COUNTRY for a MAJOR INDICATION for a Competitive Product (as defined in Section 5.4.3) or commences marketing a Competitive Product for a MAJOR INDICATION in TERRITORY A or a MAJOR MARKET COUNTRY, SB shall immediately notify Coulter. At any time thereafter, Coulter may, upon [*] prior written notice to SB, either (i) terminate the licenses contained in this Article 5 for those countries of TERRITORY A or MAJOR MARKET COUNTRIES in which SB or an SB AFFILIATE has filed a BLA or a MAA or an [*] for a MAJOR INDICATION for a Competitive Product or has commenced marketing a Competitive Product for a MAJOR INDICATION, provided, however, that if one of the MAJOR MARKET COUNTRIES in which such regulatory or marketing events occurred is in the European Union, then such termination shall be effective for the entire European Union; and/or (ii) convert the licenses contained in this
Article 5 in any such country or countries to non-exclusive licenses. Upon termination pursuant to clause (i), the terms of Section 13.4 shall apply. Upon conversion to non-exclusive rights pursuant to clause (ii), the terms of Section
13.5 shall apply. In the event of a termination of the license in TERRITORY A or MAJOR MARKET COUNTRIES pursuant to clause (i), Coulter will thereafter have no obligation to make any payments to SB with respect to PRODUCT in TERRITORY A or MAJOR MARKET COUNTRIES under this Agreement. Notwithstanding the foregoing, Coulter will not exercise the option set forth in the second sentence of this
Section 5.4.1(a) if:

                             (i) the BLA in TERRITORY A or a MAA or [*] in a
MAJOR MARKET COUNTRY for the Competitive Product is not for a MAJOR INDICATION;

                             (ii) the Competitive Product is not being
commercialized for treatment of any MAJOR INDICATIONS;

                             (iii) with respect to TERRITORY A, neither Party is
then utilizing any sales representatives to support PRODUCT in TERRITORY A in accordance with a JCC determination under Section 7.1.6(a) that such sales effort is not desirable; or

                             (iv) with respect to either TERRITORY A or a MAJOR
MARKET COUNTRY, ten (10) years have passed since the date of commercial launch of PRODUCT in the relevant country.

                      (b) In the event Coulter or a Coulter AFFILIATE files a BLA in TERRITORY A for a MAJOR INDICATION for a Competitive Product or commences marketing a Competitive Product for a MAJOR INDICATION in TERRITORY A, Coulter shall immediately notify SB. At any time thereafter, SB may, upon six (6) months prior written notice to Coulter, terminate Coulter's right to CO-PROMOTE PRODUCT in TERRITORY A, and SB will thereafter have no obligation to make any payments to Coulter with respect to PRODUCT in TERRITORY A under this Agreement. Notwithstanding the foregoing, SB will not exercise the option set forth in the second sentence of this Section 5.4.1(b) if:


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      42.

                             (i) the BLA for the Competitive Product is not for
a MAJOR INDICATION;

                             (ii) the Competitive Product is not being
commercialized for treatment of any MAJOR INDICATION;

                             (iii) neither Party is then utilizing any sales
representatives to support PRODUCT in TERRITORY A in accordance with a JCC determination under Section 7.1.6(a) that such sales effort is not desirable; or

                             (iv) ten (10) years have passed since the date of
commercial launch of PRODUCT in TERRITORY A.

               5.4.2

                      (a) In the event that SB shall be acquired by or merge with a THIRD PARTY who is commercializing a Competitive Product at the time of such acquisition or merger in TERRITORY A or in a MAJOR MARKET COUNTRY for a MAJOR INDICATION, or in the event that SB acquires a THIRD PARTY who is commercializing a Competitive Product at the time of such acquisition in TERRITORY A or in a MAJOR MARKET COUNTRY for a MAJOR INDICATION, the Parties shall promptly meet to discuss, in good faith, an equitable resolution to such situation. In the event the Parties are unable, despite good faith efforts, to reach an equitable resolution to such situation within [*] to discuss the situation and SB has not, within [*] of the [*] either granted an exclusive license to a THIRD PARTY to make, use and sell such Competitive Product in TERRITORY A and the MAJOR MARKET COUNTRIES for all MAJOR INDICATIONS or otherwise transferred to a THIRD PARTY the exclusive right to make, use and sell such Competitive Product in TERRITORY A and the MAJOR MARKET COUNTRIES for all MAJOR INDICATIONS, Coulter may at any time thereafter, either (i) terminate the licenses contained in this Article 5 for those countries of TERRITORY A or MAJOR MARKET COUNTRIES for which SB has not taken the actions described in the preceding sentence (or for the entire European Union, if the Competitive Product is on the market in any MAJOR MARKET COUNTRY of the European Union); and/or (ii) convert the licenses contained in this Article 5 in any such country or countries to non-exclusive licenses. Upon termination pursuant to clause (i), the terms of Section 13.4 shall apply. Upon conversion to non-exclusive rights pursuant to clause (ii), the terms of Section 13.5 shall apply. In the event of a termination of the license in TERRITORY A or MAJOR MARKET COUNTRIES pursuant to clause (i), Coulter will thereafter have no obligation to make any payments to SB with respect to PRODUCT in TERRITORY A or MAJOR MARKET COUNTRIES under this Agreement. Notwithstanding the foregoing, Coulter will not exercise the option set forth in the second sentence of this Section 5.4.2(a) if:

                             (i) the Competitive Product obtained by SB as a
result of such acquisition or merger is not being commercialized for treatment of any MAJOR INDICATIONS;

                             (ii) with respect to TERRITORY A, neither Party is
then utilizing any sales representatives to support PRODUCT in TERRITORY A in accordance with a JCC determination under Section 7.1.6(a) that such sales effort is not desirable; or



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      43.

                             (iii) with respect to either TERRITORY A or a MAJOR
MARKET COUNTRY, ten (10) years have passed since the date of commercial launch of PRODUCT in the relevant country.

                      (b) In the event that Coulter shall be acquired by or merge with a THIRD PARTY who is commercializing a Competitive Product at the time of such acquisition or merger in TERRITORY A for a MAJOR INDICATION, or in the event that Coulter acquires a THIRD PARTY who is commercializing a Competitive Product at the time of such acquisition in TERRITORY A for a MAJOR INDICATION, the Parties shall promptly meet to discuss, in good faith, an equitable resolution to such situation. In the event the Parties are unable, despite good faith efforts, to reach an equitable resolution to such situation within [*] of their first meeting to discuss the situation and Coulter has not, within [*] of the end of such [*] either granted an exclusive license to a THIRD PARTY to make, use and sell such Competitive Product in TERRITORY A for all MAJOR INDICATIONS or otherwise transferred to a THIRD PARTY the exclusive right to make, use and sell such Competitive Product in TERRITORY A and the MAJOR MARKET COUNTRIES for all MAJOR INDICATIONS, SB may at any time thereafter, upon written notice to Coulter, terminate Coulter's right to CO-PROMOTE PRODUCT in TERRITORY A, and SB will thereafter have no obligation to make any payments to Coulter with respect to PRODUCT in TERRITORY A under this Agreement. Notwithstanding the foregoing, SB will not exercise the option set forth in the preceding sentence with respect to such Competitive Product if:

                             (i) the Competitive Product obtained by Coulter as
a result of such acquisition or merger is not being commercialized for treatment of any MAJOR INDICATIONS;

                             (ii) neither Party is then utilizing any sales
representatives to support PRODUCT in TERRITORY A in accordance with a JCC determination under Section 7.1.6(a) that such sales effort is not desirable; or

                             (iii) ten (10) years have passed since the date of
commercial launch of PRODUCT in TERRITORY A.

               5.4.3 For purposes of this Section 5.4, "Competitive Product" shall mean any product, other than a PRODUCT, LICENSED COMPOUND or a SECOND GENERATION LICENSED COMPOUND CANDIDATE which is an ANTI-CD20 ANTIBODY.

               5.4.4 For the avoidance of doubt, Section 5.4 shall not be applicable to a Party, an AFFILIATE of a Party or any licensee of a Party with respect to making, having made, using, selling, importing, or offering for sale any product which is not an ANTI-CD20 ANTIBODY.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      44.

                                    ARTICLE 6

                            CONSIDERATION TO COULTER

        6.1 UPFRONT FEES.

               6.1.1 In consideration for the license under Coulter's INTELLECTUAL PROPERTY RIGHTS granted to SB under this Agreement, SB shall pay to Coulter Thirty Four Million Two Hundred Fifty Thousand U.S. Dollars (U.S. $34,250,000) in cash within five (5) business days after the Effective Date.

               6.1.2

                      (a) In connection with this Agreement, SB shall pay to Coulter Seven Million Two Hundred Fifty Thousand U.S. Dollars (U.S. $7,250,000), within five (5) business days after the Effective Date, for the purchase of Common Stock of Coulter pursuant to a STOCK PURCHASE AGREEMENT, to be entered into simultaneous with the execution of this Agreement. Such stock purchase is more fully described in the STOCK PURCHASE AGREEMENT.

                      (b) In further consideration for the license under Coulter's INTELLECTUAL PROPERTY RIGHTS granted to SB under this Agreement, SB shall make available a loan to Coulter of Fifteen Million U.S. Dollars (U.S. $15,000,000), within five (5) business days after the Effective Date pursuant to a LOAN AND SECURITY AGREEMENT, to be entered into simultaneously with the execution of this Agreement. Such loan is more fully described in the LOAN AND SECURITY AGREEMENT.

               6.1.3 All amounts paid under Sections 6.1.1 and 6.1.2(a) shall be non-refundable and non-creditable, provided, however, in the event of termination of this Agreement by SB due to material breach by Coulter, the foregoing shall not preclude SB from seeking whatever damages are available at law.

        6.2 MILESTONE PAYMENTS ON BEXXAR. In consideration for the rights granted hereunder with respect to BEXXAR, SB shall pay to Coulter the following amounts in cash within twenty (20) days after the following events occur with respect to BEXXAR (in its unconjugated and radiolabeled form) in the applicable territories:


                                    TERRITORY A MILESTONE EVENTS
          --------------------------------------------------------------------------------
          MILESTONE EVENT                                                           AMOUNT
          --------------------------------------------------------------------------------
          Acceptance of all BLAs necessary for commercialization of BEXXAR           $[*]
          for the first MAJOR INDICATION in TERRITORY A.

          REGULATORY APPROVAL of BEXXAR in TERRITORY A for FIRST                     $[*]
          INDICATION.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      45.

          REGULATORY APPROVAL of BEXXAR in TERRITORY A for SECOND                    $[*]
          INDICATION.

          REGULATORY APPROVAL of BEXXAR in TERRITORY A for THIRD                     $[*]
          INDICATION.

          Sub-Total for TERRITORY A                                                  $[*]


                                    TERRITORY B MILESTONE EVENTS
          --------------------------------------------------------------------------------
          MILESTONE EVENT                                                           AMOUNT
          --------------------------------------------------------------------------------
          Filing  of  all  MAAs  necessary  for  commercialization  of               $[*]
          BEXXAR for the first MAJOR INDICATION in the European Community.

          REGULATORY   APPROVAL  in  the  [*]  for  FIRST   INDICATION               $[*]
          (Subject to [*], [*] REGULATORY APPROVAL is received in such country;
          [*]).

          Selection  of  EUROPEAN  FACILITY  (as  defined  in  Section               $[*]
          9.10.1)  for  BEXXAR.  Payment to be made  according  to the payment schedule set forth in Section 9.10.5(a) and (b)

          REGULATORY  APPROVAL in the [*] for SECOND  INDICATION  ([*]               $[*]
          for [*] such REGULATORY APPROVAL, [*] such approval is received in such country; [*].

          REGULATORY  APPROVAL  in the [*] for THIRD  INDICATION  ([*]               $[*]
          for [*] such REGULATORY APPROVAL, [*] such approval is received in such country; [*]).

          Acceptance   of   all   [*]   Applications   necessary   for               $[*]
          commercialization of BEXXAR for a MAJOR INDICATION in [*].

          REGULATORY  APPROVAL  of [*]  Application  in [*] for  FIRST               $[*]
          INDICATION.

          REGULATORY  APPROVAL  of [*]  Application  in [*] for SECOND               $[*]
          INDICATION.

          REGULATORY  APPROVAL  of [*]  Application  in [*] for  THIRD               $[*]
          INDICATION.

          Outpatient [*]  Guidelines (as defined in Section  6.2.1(b))               $[*]
          are in effect and [*] (as  defined in Section  [*]) [*] (the
          "Outpatient Milestone")

          The one (1) year anniversary of the Outpatient Milestone                   $[*]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      46.

          First  calendar year in which NET SALES in [*] are in excess               $[*]
          of [*].

          Sub-Total for TERRITORY B                                                  $[*]


                                    TERRITORY C MILESTONE EVENTS
          MILESTONE EVENT                                                           AMOUNT
          --------------------------------------------------------------------------------
          Filing of all applications necessary for commercialization of              $[*]
          BEXXAR for the first MAJOR INDICATION in the MAJOR MARKETS IN
          TERRITORY C ([*] for which such filing occurs, [*]).

          REGULATORY APPROVAL in TERRITORY C for the FIRST INDICATION ([*] for       $[*]
          which such REGULATORY APPROVAL is received, [*] this milestone.).

          REGULATORY APPROVAL in TERRITORY C for the SECOND INDICATION [*] for       $[*]
          which such REGULATORY APPROVAL is received, [*] this milestone.).

          REGULATORY APPROVAL in TERRITORY C for the THIRD INDICATION ([*] for       $[*]
          which such REGULATORY APPROVAL is received, [*] this milestone.).

          Sub-Total for TERRITORY C                                                  $[*]


                                       OTHER MILESTONE EVENTS
          MILESTONE EVENT                                                           AMOUNT
          --------------------------------------------------------------------------------
          Initiation of the first Pivotal Study of BEXXAR in [*] (Study [*])         $[*]

          Initiation of the first study of BEXXAR in [*] (Study [*])                 $[*]

          Initiation of the first Pivotal Study of BEXXAR in [*] (Study [*])         $[*]

          Subtotal for DEVELOPMENT Events                                            $[*]

          TOTAL BEXXAR MILESTONE PAYMENTS                                            $[*]

No payment shall be owed for a milestone which is not achieved and in no event shall the milestone payments made by SB to Coulter upon the occurrence of the milestone events set forth in the tables above in this Section 6.2 exceed the amounts set forth opposite the milestone events in such tables. In the event that REGULATORY APPROVAL of BEXXAR is granted concurrently for the FIRST INDICATION and the SECOND INDICATION in the FIELD in, respectively, (i) TERRITORY A, (ii) the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
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RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      47.

[*], (iii) [*] or (iv) any of the first four MAJOR MARKETS IN TERRITORY C, then the applicable milestone payments set forth in this Section 6.2 for REGULATORY APPROVAL with regard to such FIRST INDICATION and SECOND INDICATION in the relevant geographic area shall both be due from SB to Coulter, and shall both be paid within the time frame provided in this Section 6.2 (and the next MAJOR INDICATION for which REGULATORY APPROVAL is granted in the relevant geographic area shall be, and shall trigger the milestone payment for, the THIRD INDICATION).


               6.2.1  DEFINITIONS RELATING TO MILESTONE PAYMENTS.

                      (a) "Acceptance of all BLAs necessary for commercialization of BEXXAR for the first MAJOR INDICATION in TERRITORY A" of a given BLA shall be deemed to have occurred upon the earlier of (i) written notice of acceptance from the FDA of all BLAs filed by or on behalf of Coulter or SB under this Agreement [*] or (ii) [*] of such BLA with the FDA, [*]. "Acceptance of all [*] Applications necessary for commercialization of BEXXAR for a MAJOR INDICATION in [*]" for a given [*] shall be deemed to have occurred upon the date of receipt of a letter from the [*] confirming that the [*] for BEXXAR for a MAJOR INDICATION filed by or on behalf of SB under this Agreement has [*].

                      (b) The term "Outpatient [*] Guidelines" shall mean that the [*].

                      (c) The term "Key [*] Cancer Centers" means the following entities:

               [*]                    CANCER CENTER

               [*]                          [*]
                                            [*]
                                            [*]
                                            [*]
                                            [*]
                                            [*]

               [*]                          [*]
                                            [*]
                                            [*]
                                            [*]
                                            [*]

               [*]                          [*]
                                            [*]
                                            [*]

                      (d) The term MAJOR MARKETS IN TERRITORY C consists of the following countries: [*].

                      (e) The term "Initiation of a study of [*]" shall mean the date that the [*] in the first clinical study of [*] which study is being performed in accordance with the FD&C



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RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      48.

ACT and applicable regulations promulgated thereunder (including without limitation 21 CFR Part 312).

                      (f) The term "Initiation of a Pivotal Study of [*]" shall mean the date that the [*] in the first pivotal clinical study of [*], which pivotal study is being performed in accordance with the FD&C ACT and applicable regulations promulgated thereunder (including without limitation 21 CFR Part
312).

                      (g) The term "Initiation of a Pivotal Study of [*]" shall mean the date that the [*] in the first pivotal clinical study of [*], which pivotal study is being performed in accordance with the FD&C ACT and applicable regulations promulgated thereunder (including without limitation 21 CFR Part
312).

In the event that one or more of the clinical trials defined in Sections 6.2.1(e), 6.2.1(f) or 6.2.1(g) are canceled, the Parties will substitute appropriate alternative clinical trial(s) therefor. Such alternative clinical trial(s) must be Cross-Territory Trial(s) or Territory A Trial(s) (each as defined in Section 3.2.3).

               6.2.2 DELAY OF COMMERCIAL LAUNCH IN NON-USA TERRITORY. With respect to any milestone outlined in this Section 6.2 which is payable upon REGULATORY APPROVAL in any jurisdiction in the NON-USA TERRITORY, if at the time of such REGULATORY APPROVAL, SB gives notice to Coulter that commercial launch will be delayed in such jurisdiction due to manufacture and supply problems beyond SB's reasonable control, then the milestone relating to the receipt of REGULATORY APPROVAL for such jurisdiction will not be due and payable until first commercial sale of BEXXAR in such territory.

               6.2.3 NON-REFUNDABLE AND NON-CREDITABLE MILESTONE PAYMENTS. All amounts paid under this Section 6.2 shall be non-refundable and non-creditable, provided, however, in the event of termination of this Agreement by SB due to material breach by Coulter, the foregoing shall not preclude SB from seeking whatever damages are available at law.

               6.2.4 OFFSET AGAINST MILESTONE PAYMENT FOR REGULATORY APPROVAL IN TERRITORY B. The Parties acknowledge and agree that in [*] there may be costs incurred with regard to PRODUCT due to the need for special warehousing of radiolabeled materials and/or the use of qualified nuclear medicine personnel, both as required by regulatory authorities. In the event that such special warehousing and use of nuclear medicine personnel are required by the applicable regulatory authorities in [*] and SB determines that it will incur the additional costs for such special warehousing and/or the use of nuclear medicine personnel, then the Parties agree that [*] of such actual costs in [*] shall be offset against the milestone payment owed by SB to Coulter under Section 6.2 for REGULATORY APPROVAL in the [*] for a FIRST INDICATION in the FIELD. Any amounts so offset shall be excluded from the determination of NON-USA COGS.

        6.3 MILESTONE PAYMENTS ON PRODUCTS CONTAINING SECOND GENERATION LICENSED Compounds. In the event SB sends Coulter an SB OPTION EXERCISE NOTICE as set forth in Section 4.2.2 with respect to a SECOND GENERATION LICENSED COMPOUND, SB shall pay to


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
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RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      49.

Coulter the following amounts in cash within twenty (20) days after the first achievement of each of the following events:

          MILESTONE EVENT                                                         AMOUNT
          -----------------------------------------------------------------------------
          Acceptance  of BLA in TERRITORY A for the first [*] Second               $[*]
          Generation Product.

          Filing  of MAA in  European  Community  for the  first [*]               $[*]
          Second Generation Product

          REGULATORY  APPROVAL  of BLA in  TERRITORY A for the first               $[*]
          [*] Second Generation Product.

          REGULATORY  APPROVAL  of  MAA in the  first  MAJOR  MARKET               $[*]
          COUNTRY in the European Community for the first [*] Second
          Generation Product.

          Acceptance  of BLA in TERRITORY A for the first [*] Second               $[*]
          Generation Product.

          Filing  of MAA in  European  Community  for the  first [*]               $[*]
          Second Generation Product.

          REGULATORY  APPROVAL  of BLA in  TERRITORY A for the first               $[*]
          [*] Second Generation Product.

          REGULATORY  APPROVAL  of  MAA in the  first  MAJOR  MARKET               $[*]
          COUNTRY in the European Community for the first [*] Second
          Generation Product.

"Second Generation Product" shall mean a PRODUCT containing a SECOND GENERATION LICENSED COMPOUND. Each of the foregoing milestones shall be payable only once under this Agreement, regardless of the number of [*] Second Generation Products for which SB exercises its option and no payment shall be owed for a milestone which is not achieved. All amounts paid under this Section 6.3 shall be non-refundable and non-creditable, provided, however, in the event of termination of this Agreement by SB due to material breach by Coulter, the foregoing shall not preclude SB from seeking whatever damages are available at law. Notwithstanding the above, or any other provision of this Agreement, in no event shall SB owe Coulter any milestone payment under this Section 6.3 for the achievement of any of the foregoing milestones by a SECOND GENERATION LICENSED COMPOUND for which Coulter fails to provide the Coulter Funding Option Exercise Notice (defined in Section 4.2.4(b)) on or before the Coulter Funding Option Termination Date (defined in Section 4.2.4(b)).

        6.4 SECTION 9.10.5 MILESTONE. The milestone payments outlined in Section
9.10.5 related to the selection of a EUROPEAN FACILITY (as defined in Section 9.10.1) for BEXXAR by SB shall be paid in accordance with the provisions of such Section.



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
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RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      50.

        6.5 METHOD OF MAKING MILESTONE PAYMENTS. All payments to be made to Coulter under Sections 6.1, 6.2, 6.3 and 6.4 shall be made by SB to Coulter by way of wire transfer to such account as Coulter shall designate before such payment is due.

        6.6 ROYALTIES AND PROFIT SHARING. SB shall, in addition to the payments set forth above, also pay to Coulter royalties and such other amounts as set forth in Article 7.

        6.7 [*] RIGHTS. If for any reason, SB determines, in good faith, that BEXXAR will not be able to be [*] on or before [*], SB shall have the right to [*] with respect to [*] and to substitute in its [*] under this Agreement [*] (the [*]), all subject to the terms and conditions of this Section 6.7. The term [*] as used in this Section means any [*], including without limitation, any [*] as well as any [*], including without limitation, any [*] of any [*] any [*] of any [*] any [*], any [*] of any [*], any [*] of any [*]; or any [*]. The [*] may be [*] by SB from [*] which: (i) are owned or [*] as of the [*] (as defined below); (ii) may be [*] the [*] as shown by, at least, [*]; and (iii) Coulter has not [*] in [*] as of the [*] or is not otherwise engaged as of such [*] in advanced [*] related to [*] in [*] by Coulter to such [*] as proven by written documentation (e.g., a non-binding letter of intent with respect to the [*] by [*] or other similar written evidence).

The date that SB provides written notice to Coulter of SB's determination under this Section 6.7 shall be the [*]. Within [*] after receipt of such notice, Coulter shall provide to SB [*] the [*] together with the essential information available to Coulter regarding [*]. If requested by SB, Coulter shall meet with SB as soon as possible to [*] and provide such further information as SB may request and Coulter possesses. In any event, if SB desires to proceed with the exercise of its rights under this Section 6.7, SB shall [*] and provide notice of such [*] within [*] from Coulter of [*] and essential information available to Coulter regarding [*] such [*] (the [*] being referred to herein as the [*]). Such [*] shall [*] of [*] by [*] of the [*] and the terms of Section 13.4 of this Agreement shall be applicable with respect to such [*]. Promptly following such [*], the Parties shall meet to negotiate in good faith [*] to [*] and [*] with respect to the [*], such [*] within [*] the [*]. The principles of the agreement with respect to the [*] shall be (i) [*] shall be required of SB; (ii) [*] and [*] in [*] related to the [*] shall be [*]; (iii) in [*], SB and Coulter shall [*] and [*] as provided in this Agreement; and (iv) SB shall not be responsible for [*] with respect to such [*] which have been previously paid with respect to [*], but as to any such [*] which have not been paid, SB shall [*] for the [*] of the same [*] provided for under this Agreement in the event the [*] is [*] in [*] existed as of the [*], and subject to a [*] in the event that the [*] is of [*], respectively, and based on the same events [*] (with the Parties to agree [*] to the extent such [*]. All aspects of this Section 6.7 shall be subject to any [*] that [*] to the [*]. The Parties agree that (a) between the [*] and the [*] which [*] of [*] under this Section 6.7, Coulter shall not [*] regarding [*] of the [*] that are on the [*] and (b) [*] the [*] which [*] of [*] under this Section 6.7, SB shall have no further claim to [*], if [*] hereunder, the [*] by [*] the [*]. The Parties further agree that between the [*] and [*] the Parties mutually agree that they will [*] the [*] and [*] for the [*], or (y) [*] the [*] if for any reason the Parties have failed to [*] the [*] and [*] for the [*]. Coulter shall not enter into [*] with [*] regarding the rights to such [*] prior to [*] in the event that [*] has [*] to [*] (ii) the failure by SB to [*] within the time periods specified above, or (iii) [*] after the [*] if for any reason the Parties have failed to [*] the [*] and [*] of the [*].



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      51.

                                    ARTICLE 7

                                    MARKETING

        7.1 CO-PROMOTION IN TERRITORY A.

               7.1.1 RIGHTS TO CO-PROMOTE. With respect to the commercialization of the PRODUCT in TERRITORY A, Coulter and SB shall have the right to CO-PROMOTE the PRODUCT during the TERM OF CO-PROMOTION. Notwithstanding the foregoing, in no event shall Coulter have responsibility to CO-PROMOTE the PRODUCT in the Commonwealth of Puerto Rico or any territories or possessions of the United States.

               7.1.2 LEAD PARTY FOR COMMERCIALIZATION IN TERRITORY A. SB shall be the lead Party for implementation of, and shall make tactical decisions with regard to, CO-PROMOTION in TERRITORY A, consistent with the terms of this Agreement, the then current JOINT MARKETING PLAN and any prior direction provided by the JCC.

               7.1.3  JOINT MARKETING PLAN.

                      (a) PURPOSE OF THE JOINT MARKETING PLAN. The CO-PROMOTION of the PRODUCT will be governed by a "JOINT MARKETING PLAN" which will be in a form consistent with SB's marketing planning process (in terms of both timetable and required documentation, i.e., PRODUCT strategy plans and annual tactical plans), the current format of which is attached hereto as Exhibit G, and with the terms of this Article 7. The JOINT MARKETING Plan will take into consideration factors such as market conditions, regulatory factors and competition and the respective COMMERCIALLY REASONABLE EFFORTS of each Party. Such JOINT MARKETING PLAN will attempt, to the extent practicable, to describe the proposed plan for commercialization of the PRODUCT in the USA, including overall marketing strategy, budget, operating guidelines (if any), market and sales forecasts, pricing analysis and estimated launch date, guidelines for discounting the PRODUCT, as well as advertising and other promotional materials to be developed and used during the CO-PROMOTION.

                      (b) PREPARATION, APPROVAL AND MONITORING OF JOINT MARKETING PLAN. A draft of the initial JOINT MARKETING PLAN will be developed and approved by the JCC no later than ninety (90) days after the Effective Date. Thereafter, an updated JOINT MARKETING PLAN will be developed and approved by the JCC at such times as the JCC deems appropriate, but no less frequently than annually. SB shall take the lead in preparing the JOINT MARKETING PLAN and each update thereto in accordance with Section 7.1.6(b)(ii). The JCC will monitor implementation of the initial JOINT MARKETING PLAN and each update thereto.

               7.1.4 PRODUCT TEAM. In the interest of facilitating the implementation of CO-PROMOTION in TERRITORY A, no later than thirty (30) days after the Effective Date, the Parties shall form a "Product Team" composed of both SB and Coulter personnel. Each member of the Product Team shall participate as an equal member, provided that the Product Team shall be chaired by the BEXXAR Product Manager from SB who shall provide direction and oversight with respect to the implementation of the then current JOINT MARKETING PLAN and associated tactics


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RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      52.

and programs. The Product Team shall develop objectives, strategies and associated budgets for the implementation of the responsibilities indicated in Exhibit F-1 in accordance with the then current JOINT MARKETING PLAN and SB's marketing planning process. Coordination and updates should occur routinely between the Product Team members. To facilitate the functioning of the Product Team, each Party shall provide, promptly after the Effective Date and on an ongoing basis throughout the term of the Agreement, all clinical, marketing, and other related and necessary information that becomes available to such Party which may be needed for the Product Team to function, provided that such information shall be subject to the confidentiality requirements set forth in
Article 17. Each Party shall bear all travel and living expenses incurred by its employees as a result of their participation in any of the meetings outlined in this Section and such expenses shall not be included in the calculation of the JOINT P&L outlined in Section 7.1.14.

               7.1.5 PRODUCT PRICING. [*] PRODUCT pricing in TERRITORY A, including discounting. Should [*] become [*] the issue of pricing, [*] shall be handled according to the procedures set forth under Section 2.2.2.

               7.1.6  EFFORTS OF THE PARTIES.

                      (a) SALES EFFORTS. Coulter and SB shall each use COMMERCIALLY REASONABLE EFFORTS to CO-PROMOTE the PRODUCT in TERRITORY A pursuant to the terms and conditions hereof. The JCC will agree upon and monitor each Party's SALES EFFORT (as defined below) for each Co-promotion Year during the TERM OF CO-PROMOTION. "Co-promotion Year" shall mean, for the calendar year in which the Parties are first engaged in CO-PROMOTION, the portion of the calendar year remaining beginning upon the date of the FIRST COMMERCIAL SALE of the PRODUCT in TERRITORY A, and shall mean the relevant January 1 through December 31 calendar year, or pro rata portion thereof, for all subsequent calendar years during the TERM OF CO-PROMOTION. "SALES EFFORT" shall mean FTES who [*] to [*] with [*] in TERRITORY A, in accordance with the then current JOINT MARKETING PLAN, provided such [*] in an [*] and [*], including without limitation, [*]. The Parties agree, as of the Effective Date, that in the first Co-promotion Year Coulter will provide at least [*] FTES of SALES EFFORT in connection with the CO-PROMOTION and SB shall provide at least [*] FTES of SALES EFFORT in connection with the CO-PROMOTION. The number of FTES of SALES EFFORT to be provided by each Party during each Co-Promotion Year shall be determined by the JCC no later than [*] to the [*] of each subsequent Co-promotion Year, provided that Coulter may provide at least [*] of such total SALES EFFORT during each Co-Promotion Year. The JCC shall base its determination of the level of SALES EFFORT provided by a Party on an FTE basis where, for example, one sales representative spending [*] of his or her time on Product detailing is equal to [*], and one sales representative spending [*] of his or her time on PRODUCT detailing is equal to [*]. During any Co-Promotion Year, each Party shall use its good faith efforts to deliver at least [*] of the number of FTES of SALES EFFORT to be provided by such Party during each Co-Promotion Year as determined by the JCC ("Minimum Sales Effort"). During any Co-Promotion Year in which a Party [*], such Party [*] other Party [*] for each FTE (or the pro rata portion thereof for each part FTE) for which [*] the [*]. By way of illustration, if the number of FTES of SALES EFFORT to be provided by a Party


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                                      53.

during a Co-Promotion Year as determined by the JCC was [*] and the number of FTES of SALES EFFORT [*], such Party [*] Party [*] according to the following:

                             (i) the [*] to be delivered by the Party during
such Co-Promotion Year would be [*] (i.e., [*]); and

                             (ii) [*] ([*]) [*] 1. FTE multiplied by [*].

                      (b) ALLOCATION OF SALES AND MARKETING RESPONSIBILITIES.

                             (i) SALES RESPONSIBILITIES. It is expected, as of
the Effective Date, that (i) the Coulter Sales Effort personnel will take the lead on [*] and (ii) the SB Sales Effort personnel will take the lead on [*] not detailed by Coulter under clause (i) above. It is further understood that the fact that the JCC decides that one Party's Sales Effort personnel takes the lead with respect to a particular target audience does not preclude the other Party's Sales Effort personnel from detailing such target audience or from otherwise providing input with respect to the lead Party's activities, provided that such is in accordance with the then current JOINT MARKETING PLAN.

                             (ii) MARKETING RESPONSIBILITIES. Each Party will
contribute the expertise and undertake the activities set forth under its name on Exhibit F-2, in accordance with the then current JOINT MARKETING PLAN. It is understood that the JCC can reallocate the responsibilities among the Parties set forth on Exhibit F-2 as it deems appropriate and Exhibit F-2 will be updated accordingly. It is further understood that the fact that the JCC decides that one Party should contribute its expertise and undertake the activities set forth under its name on Exhibit F-2 does not preclude the other Party from contributing its expertise or undertaking such activities or from otherwise providing input with respect to the other Party's activities, provided that such is in accordance with the then current JOINT MARKETING PLAN.

                      (c) COMPENSATION AND BONUS SYSTEM FOR SALES
REPRESENTATIVES. The Parties acknowledge that in order to attract and retain professional pharmaceutical sales representatives, [*] SB's sales representatives and [*] Coulter's sales representatives. To ensure consistency of effort between the sales representatives of the Parties, each Party agrees that [*], each Party will [*], provided that each Party shall [*].

               7.1.7 COMPLIANCE WITH LAW. Each Party shall cause its sales force, and all other employees and approved agents and representatives, to comply with all applicable laws, regulations and guidelines in connection with the CO-PROMOTION of the PRODUCT, including, without limitation, the Prescription Drug Marketing Act and the Federal Anti-Kickback Statute. Each Party shall cause its sales force, in the course of its CO-PROMOTION of the PRODUCT, to (a) limit its claims of efficacy and safety for PRODUCT to those which are consistent with the JCC's then approved product circular for PRODUCT, (b) not delete or modify claims of efficacy and safety in the CO-PROMOTION of PRODUCT so that they are different in any way from those which are contained in the JCC's then approved product circular for PRODUCT, or make any changes in promotional materials and literature provided by the JCC, (c) conduct the CO-PROMOTION of PRODUCT in strict adherence to the American Medical Association Gifts to Physicians From


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
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                                      54.

Industry Guidelines, and (d) not knowingly or negligently do anything which will jeopardize the goodwill or reputation of PRODUCT.

               7.1.8 PROMOTIONAL AND ADVERTISING MATERIALS. The Parties shall disseminate in TERRITORY A only those promotional and advertising materials which have been approved for use by the JCC, or the Product Team (defined in Section 7.1.4) for those items delegated to it. SB will propose the promotional and advertising materials to the Product Team and will be responsible for creating and procuring any promotional and advertising materials determined to be necessary or desirable by the Product Team. The cost of such materials shall be included in MARKETING COSTS. [*] of such promotional and advertising materials after review of such materials by both Parties, [*]. In the event [*] on an [*] such promotional and advertising materials, [*] to [*], the [*] if an [*]. In the event the [*] to [*] to [*]. All such materials shall be consistent with the JOINT MARKETING PLAN approved by the JCC and neither Party shall make any claims or representations in respect of the PRODUCT that have not been approved by the JCC. All such written and visual materials and all documentary information, promotional material, and oral presentations (where practical) regarding the promotion of the PRODUCT will display the SB and Coulter names and logos with equal prominence, to the extent permitted by applicable law. SB shall have the right to make the final decision regarding the selection of the advertising agency of record for the PRODUCT, provided that reasonably in advance of SB implementing such decision Coulter shall have the opportunity to participate in the selection process and to provide an opinion, and SB shall take any Coulter comments into serious consideration, but shall not be bound by them.

               7.1.9 SAMPLES. Each of the Parties will keep accurate records as to the distribution of free clinical trial materials and samples of PRODUCTS in TERRITORY A, if any, provided that such distribution shall be strictly in accordance with the determinations of the JCC and JDC, as applicable, and the then current JOINT MARKETING PLAN and JOINT DEVELOPMENT PLAN, as applicable, and comply with all applicable laws, rules and regulations dealing with the distribution of such goods and samples.

               7.1.10 ORDERS, DISTRIBUTION, COMPLETION OF SALES, RETURNS. Coulter will have responsibility in TERRITORY A for (i) [*]; and (iii) [*]. SB will have responsibility in TERRITORY A for [*]. The JCC shall determine whether [*], and in the event such functions cannot be performed effectively by [*]. SB shall make available to Coulter, in a format [*] to [*].

               7.1.11 EXCHANGE OF MARKETING INFORMATION. From time-to-time the JCC will develop call lists, schedules, and other appropriate information for the purpose of determining the physicians and other persons involved in the drug purchase decision-making process to whom Coulter and SB, respectively, may detail and otherwise promote each Product. To the extent legally permitted, the Parties agree to cooperate in finding an efficient, economical and expeditious way to provide a call list and other information indicating the identity of those physicians and other persons involved in the decision-making process regarding the purchase of pharmaceuticals.



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
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RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      55.

               7.1.12 CO-PROMOTION EXPENSES.

                      (a) PRE-LAUNCH. Prior to commercial launch of PRODUCT in TERRITORY A, each Party will be allowed to allocate to the JOINT P&L calculated under Section 7.1.14 only OUT-OF-POCKET COSTS which are SALES COSTS, MARKETING COSTS, PATENT COSTS, TRADEMARK COSTS or OTHER OPERATING INCOME/EXPENSE, all subject to the prior approval of the JCC or in accordance with the then current JOINT MARKETING PLAN, except that Coulter shall also be allowed to allocate to the JOINT P&L an amount equal to [*] (i.e., [*]) for [*] the commercial launch of PRODUCT in TERRITORY A (such amount [*]), provided that such allocation shall not occur if the PRODUCT is not commercially launched in TERRITORY A, and such allocation shall be made only after the PRODUCT is commercially launched in TERRITORY A.

                      (b) POST-LAUNCH. After the commercial launch of PRODUCT in TERRITORY A, those expenses outlined in Exhibit B-1 shall be allocated to the JOINT P&L calculated under Section 7.1.14.

               7.1.13 ALLOCATION OF OPERATING PROFIT OR LOSS. In consideration for each Party's CO-PROMOTION efforts in TERRITORY A, for each calendar quarter, SB shall be entitled to fifty percent (50%) of the OPERATING PROFIT OR LOSS for such quarter and Coulter shall be entitled to fifty percent (50%) of the OPERATING PROFIT OR LOSS for such quarter, such amounts to be distributed to the Parties pursuant to Section 7.1.14.

               7.1.14 JOINT P&L. Within one (1) month after the close of each calendar quarter, or earlier if possible, during the term of this Agreement (i.e., on or before the last day of each of the months of April, July, October and January), Coulter shall furnish to SB a statement setting forth its COST OF GOODS (subject to Sections 9.8.1, 9.8.2 and 9.9), MARKETING COSTS, SALES COSTS, OTHER OPERATING INCOME/EXPENSE, DISTRIBUTION COSTS (to the extent not covered in COST OF GOODS), PATENT COSTS and TRADEMARK COSTS (collectively, "Coulter Operating Expenses") for such quarter in TERRITORY A, as defined in Exhibit B-1, and all data on which the determination of such costs was calculated. Within two
(2) months after the close of each calendar quarter, or earlier if possible, during the term of this Agreement (i.e., on or before the last day of each of the months of May, August, November and February), SB shall furnish to Coulter a statement (the "JOINT P&L") setting forth NET SALES in TERRITORY A during such quarter, SB's COST OF GOODS (subject to Sections 9.8.1, 9.8.2 and 9.9), MARKETING COSTS, SALES COSTS, OTHER OPERATING INCOME/EXPENSE, DISTRIBUTION COSTS (to the extent not covered in COST OF GOODS), PATENT COSTS and TRADEMARK COSTS (collectively, "SB Operating Expenses") for such quarter in TERRITORY A, as defined in Exhibit B-1, and all data, including Coulter Operating Expenses, on which the determination of OPERATING PROFIT OR LOSS for such quarter was calculated. Whenever SB provides Coulter with a statement of SB Operating Expenses, or Coulter provides SB with a statement of Coulter Operating Expenses, the providing Party shall include supporting documentation and promptly after request by the receiving Party, the supporting journal entries made in the disclosing Party's books of accounts. In the event OPERATING PROFIT OR LOSS for such quarter is a positive number, SB will submit to Coulter, with the JOINT P&L, an amount equal to (i) Coulter Operating Expenses for such quarter plus
(ii) fifty percent (50%) of the OPERATING PROFIT OR LOSS for such quarter. In the event OPERATING PROFIT OR LOSS for such


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      56.

quarter is a negative number, either (a) SB will submit to Coulter, with the JOINT P&L an amount equal to Coulter Operating Expenses for such quarter less Coulter's fifty percent (50%) share of the OPERATING PROFIT OR LOSS for such quarter if Coulter's Operating Expenses for such quarter exceeded Coulter's fifty percent (50%) share of the OPERATING PROFIT OR Loss for such quarter, or
(b) Coulter will submit to SB, within thirty (30) days after receiving the JOINT P&L an amount equal to Coulter's fifty percent (50%) share of the OPERATING PROFIT OR LOSS for such quarter less Coulter Operating Expenses for such quarter if Coulter's Operating Expenses for such quarter is less than Coulter's fifty percent (50%) share of the OPERATING PROFIT OR LOSS for such quarter. If the TERM OF CO-PROMOTION ends during an accounting quarter, the amounts due hereunder shall be calculated for such shortened calendar quarter. In the event that the foregoing procedure does not permit one or both of the Parties to comply with reporting requirements under applicable United States securities laws, rules and regulations, the JCC will modify the foregoing procedure to permit the Parties to comply with such reporting requirements, consistent with the general approach set forth in this Section 7.1.14. The JCC will have the authority to amend the method utilized for determining which expenses are included within COST OF GOODS, MARKETING COSTS, SALES COSTS, OTHER OPERATING INCOME/EXPENSE, DISTRIBUTION COSTS (to the extent not covered in COST OF GOODS), PATENT COSTS and TRADEMARK COSTS, as defined in Exhibit B-1 as of the Effective Date.

               7.1.15 ELECTION TO FOREGO CO-PROMOTION RIGHT. It is Coulter's intent, at the time of execution of this Agreement, to participate in the CO-PROMOTION during the term of this Agreement. SB understands, however, that Coulter's corporate strategy may change over time. Accordingly, upon twelve (12) months prior written notice to SB, or such lesser period as approved by SB in writing, Coulter may elect to forego its right to participate in the CO-PROMOTION of the PRODUCT in TERRITORY A. Coulter may also lose its rights to CO-PROMOTE PRODUCT in TERRITORY A in accordance with the notice in that regard provided to Coulter by SB under Section 4.2.3, or in accordance with the notice provided by SB to Coulter under Section 5.4.1(b) or Section 5.4.2(b). In the event that Coulter loses its rights to CO-PROMOTE PRODUCT in TERRITORY A in accordance with Section 5.4.1(b), the terms and condition of Section 5.4.1(b) shall be applicable. In the event that Coulter loses its rights to CO-PROMOTE PRODUCT in TERRITORY A in accordance with Section 5.4.2(b), the terms and condition of Section 5.4.2(b) shall be applicable. In the event that Coulter loses its rights to CO-PROMOTE the PRODUCT in TERRITORY A in accordance with
Section 4.2.3 or the third sentence of this Section 7.1.15, the Parties will promptly meet to negotiate, in good faith, appropriate amendment of this Agreement to reflect the fact that Coulter will no longer participate in the CO-PROMOTION of PRODUCT and such amendment shall include the payment from SB to Coulter of a commercially reasonable royalty rate on NET SALES of PRODUCT in TERRITORY A which occur after the effective date of such Coulter loss of its rights to CO-PROMOTE PRODUCT in TERRITORY A. It is agreed that such royalty rate shall be higher than the royalty rate to be paid on NET SALES of PRODUCT in TERRITORY B but less than the amount that Coulter would have received had it continued to CO-PROMOTE PRODUCT in TERRITORY A. In the event that the Parties cannot agree as to the appropriate royalty rate within four (4) months after the date that Coulter has lost its rights to CO-PROMOTE PRODUCT in TERRITORY A in accordance with Section 4.2.3 or the third sentence of this Section 7.1.15, the Parties shall submit such decision to the dispute resolution mechanism outlined in Section 18.5. As of the effective date on which Coulter has foregone its rights to CO-PROMOTE under the third


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      57.

sentence of this Section 7.1.15 or has lost its rights under Sections 4.2.3, 5.4.1(b) or 5.4.2(b), it shall have no further obligations relating to marketing or selling PRODUCT and shall also lose its rights to be reimbursed for any activities undertaken after such loss which are related to Coulter Operating Expenses (defined in Section 7.1.14) or to any share of the OPERATING PROFIT OR LOSS after such effective date, although Coulter will still be entitled to be reimbursed for DEVELOPMENT COSTS and MANUFACTURE DEVELOPMENT COSTS as provided in the Agreement. In the event that the Parties have not determined a commercially reasonable royalty rate as of the effective date of Coulter's loss of its right to Co-Promote PRODUCT in TERRITORY A in accordance with Section
4.2.3 or the third sentence of this Section 7.1.15, then until such time as such royalty rate has been determined by the Parties or by the procedure outlined in
Section 18.5, SB shall pay Coulter a royalty of [*] of NET SALES of PRODUCT in TERRITORY A which occur after such effective date until the date of such royalty rate determination. The [*] royalty rate set forth in the preceding sentence shall not be used for evidentiary purposes under the procedure outlined in
Section 18.5. If the Parties determine a commercially reasonable royalty rate, such rate shall be retroactive to the date of Coulter's loss of its rights to CO-PROMOTE PRODUCT in TERRITORY A, subject to any reconciliation for payments already made to Coulter by SB during such time period under this Section 7.1.15, including interest to Coulter for any underpayment by SB for such time period.

               7.1.16 SALES TRAINING.

                      (a) SB shall use its existing sales training department, infrastructure and process to lead in the development of training materials and programs and shall use such existing resources to execute and coordinate the overall sales training program for the PRODUCT. SB shall provide both SB's and Coulter's sales representatives (up to the target number for Coulter as determined by the JCC pursuant to Section 7.1.6(a)) with promotional training regarding the detailing and promotion of PRODUCT to target prescribers in TERRITORY A in accordance with the then current JOINT MARKETING PLAN, provided that such training shall be at the same level of product training as that which would be provided to SB's own sales representatives who have previous professional pharmaceutical sales experience. SB training of Coulter personnel shall be timed so as to enable Coulter's detailing efforts in support of PRODUCT to commence no later than the date provided in the then current JOINT MARKETING PLAN.

                      (b) Coulter and SB shall revise SB training program materials as needed to develop PRODUCT-specific training program materials and, where Coulter and SB are unable to revise SB training program materials for such purpose, Coulter and SB shall develop new PRODUCT-specific training program materials as required. Specifically, it is expected that Coulter will develop training program materials regarding (i) non-Hodgkin's lymphoma (where such materials are not commercially available), (ii) the nuclear medicine aspects of the PRODUCT and (iii) the clinical aspects of the PRODUCT, including administration, treatment course and outcomes data. Coulter shall provide appropriate personnel where necessary to participate in the delivery of PRODUCT-specific training program materials in the sales training programs.

                      (c) The Parties expect that during the CO-PROMOTION, their respective sales forces will receive PRODUCT training at formal meetings of all sales representatives of both



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      58.

Parties to be held approximately once or twice each year (each, a "National Meeting") and at more frequent informal meetings of groups of sales representatives composed of less than the entire sales force of both Parties (each, a "Regional Meeting"). Additionally, the Parties may choose to hold training activities at National Meetings relating both to the PRODUCT and to other products promoted by such sales representatives. The travel and subsistence expenses incurred by the attendees at such sales meetings shall be borne directly by the Parties and are excluded from the calculation of the JOINT P&L outlined in Section 7.1.14.

                      (d) During the term of the Agreement, each Party shall train their sales representatives in TERRITORY A on the collection of data for the reporting of adverse drug experiences to regulatory authorities and regarding product-related inquiries and product complaints in TERRITORY A, in accordance, respectively, with the pharmacovigilance agreement attached to this Agreement as EXHIBIT H, the product inquiry process described on EXHIBIT I and the product complaint procedure that the Parties adopt pursuant to Section 7.4.

        7.2 NON-USA TERRITORY.

               7.2.1 GENERAL. SB will market and sell the PRODUCT in the NON-USA TERRITORY using COMMERCIALLY REASONABLE EFFORTS, subject to the diligence provisions set forth in Section 7.2.2. SB shall cause its sales force, and all other employees and approved agents and representatives, to comply with all applicable laws, regulations and guidelines in connection with the sale of the PRODUCT in the NON-USA TERRITORY. SB shall give Coulter an opportunity to review and comment upon the NON-USA MARKETING PLAN (when available, but in any event prior to implementation of such marketing plan), provided that while SB shall take such comments into serious consideration, SB shall not be bound by them. SB shall inform Coulter of any significant decisions made by SB or its permitted sublicensees regarding implementation of the NON-USA MARKETING PLAN sufficiently in advance of such implementation to enable Coulter to comment upon such decisions, and SB shall take such comments into serious consideration, but shall not be bound by them.

               7.2.2  COMMERCIALIZATION MILESTONES.

                      (a) In addition to the obligations set forth in Section 7.2.1, in each MAJOR MARKET COUNTRY in which SB receives REGULATORY APPROVAL for the FIRST INDICATION, SB will achieve FIRST COMMERCIAL SALE for the FIRST INDICATION [*] months of the date it receives such REGULATORY APPROVAL. Such time period will be extended if factors beyond SB's reasonable control (including without limitation, [*]) preclude FIRST COMMERCIAL SALE, but such extension shall last only for so long as such factors continue. In the event SB does not achieve such milestone in a given MAJOR MARKET COUNTRY by such date, as such may be extended under this Section 7.2.2(a), and is unable to convince Coulter to further extend such date, Coulter may elect to adjust the licenses granted by Coulter under Article 5 of this Agreement to (i) exclude such MAJOR MARKET COUNTRY from the TERRITORY or (ii) become non-exclusive in such MAJOR MARKET COUNTRY. In the event Coulter makes such election, it shall provide written notice to SB and, as of the date of such notice, the terms of Sections
13.4 or 13.5, as applicable, shall apply for such MAJOR MARKET COUNTRY.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      59.

                      (b) In the event that, in any calendar year following the third anniversary of the date of FIRST COMMERCIAL SALE in a MAJOR MARKET COUNTRY for the FIRST INDICATION, the royalty amount payable under Section 7.2.4(a) for a given calendar year is less than the Minimum Distribution Payment (as defined in Section 7.2.2(c)) for such MAJOR MARKET COUNTRY for such calendar year, SB may, within [*] of the end of such calendar year, pay Coulter the difference between the Minimum Distribution Payment for such MAJOR MARKET COUNTRY for such year (as determined in accordance with Section 7.2.2(c)) and the royalty amount payable under Section 7.2.4(a) for such year (the "Differential"). In the event SB elects not to pay the Differential for such MAJOR MARKET COUNTRY for such calendar year, SB shall explain the circumstances for the Differential to Coulter and Coulter shall consider such circumstances in good faith. Coulter may elect either to (i) terminate the licenses granted by Coulter under this Agreement for such MAJOR MARKET COUNTRY or (ii) adjust the licenses granted by Coulter under Article 5 of this Agreement to become non-exclusive for such MAJOR MARKET COUNTRY. Prior to Coulter making such election, the Parties may mutually agree to meet to discuss the percentage of RADIOLABELED ANTIBODY manufactured at the EUROPEAN FACILITY (as defined in Section 9.10.1) (if such EUROPEAN FACILITY is completed by SB and regulatory approval for such EUROPEAN FACILITY is granted to SB) that SB shall make available to Coulter in the event Coulter makes the election under clause (ii) above and the commercially reasonable prices at which such RADIOLABELED ANTIBODY would be made available to Coulter. If the Parties are unable to agree upon the terms under which SB would supply RADIOLABELED ANTIBODY to Coulter, Coulter shall make the election set forth above regarding the termination or non-exclusivity in such countries of the licenses granted by Coulter under Article 5 of this Agreement. In the event Coulter makes the election in clause (i), it shall provide written notice to SB and, as of the date of such notice, the terms of Section 13.4 shall apply with regard to such MAJOR MARKET COUNTRY. In the event Coulter makes the election in clause (ii), it shall provide written notice to SB and, as of the date of such notice, the terms of Section 13.5 shall apply for such MAJOR MARKET COUNTRY. In the event Coulter makes the election in clause (ii) and grants a non-exclusive license to a THIRD PARTY to sell PRODUCT in such MAJOR MARKET COUNTRY [*] are [*].

                      (c) A separate "Minimum Distribution Payment" will be calculated for each MAJOR MARKET COUNTRY for each applicable calendar year (i.e., each calendar year following the third anniversary of the date of FIRST COMMERCIAL SALE in such country) and will equal A times B times C, where:

               A  =   [*]; and

               B  =   [*]; and

               C  =   [*]

provided that (i) [*]; and (ii) [*] at [*] [*] in [*].


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      60.

               7.2.3 THIRD PARTY DISTRIBUTION AGREEMENTS.

                      (a) SB may enter into marketing distribution agreements regarding the PRODUCT with THIRD PARTIES in the MAJOR MARKET COUNTRIES only upon the prior written consent of Coulter, such consent not to be unreasonably withheld. SB may enter into marketing distribution agreements regarding the PRODUCT with THIRD PARTIES in those parts of the NON-USA TERRITORY which are not MAJOR MARKET COUNTRIES without the consent of Coulter, provided, however, SB shall provide written notice to Coulter at least fifteen (15) business days prior to entering into such distribution agreements. Such notice shall include the name of the THIRD PARTY distributor and a brief description of the proposed agreement. Notwithstanding anything in this Section 7.2.3(a), SB shall not be obligated to obtain Coulter's consent to enter into agreements solely related to supply chain distribution, including without limitation with radiopharmacies, in the NON-USA TERRITORY.

                      (b) SB's obligations under this Agreement, as reasonably applicable, will apply to any THIRD PARTIES that enter into permitted marketing distribution or supply chain distribution agreements and sublicenses with SB with regard to the PRODUCT. Sales of PRODUCT by distributors or sublicensees of SB shall be handled as set forth in Section 8.4.

               7.2.4 ROYALTIES IN NON-USA TERRITORY.

                      (a) TERRITORY B. Subject to Sections 7.2.2(b), 7.2.5,
7.2.6 and 11.7, within forty five (45) days of the end of each calendar quarter following FIRST COMMERCIAL SALE in TERRITORY B, SB shall pay to Coulter royalties on NET SALES of Products by SB or its AFFILIATES and sublicensees in TERRITORY B at a rate of [*] of such NET SALES. Included with each payment shall be an accounting setting forth NET SALES in such territory during the applicable quarter, on a country-by-country basis expressed in unit sales, local currency and dollar equivalents.

                      (b) TERRITORY C. Subject to Sections 7.2.5, 7.2.6 and 11.7, within forty five (45) days of the end of each calendar quarter following FIRST COMMERCIAL SALE in TERRITORY C, SB shall pay to Coulter royalties on NET SALES of PRODUCTS by SB or its AFFILIATES and sublicensees in TERRITORY C at a rate of [*] of such NET SALES. Included with each payment shall be an accounting setting forth NET SALES in such territory during the applicable quarter, on a country-by-country basis expressed in unit sales, local currency and dollar equivalents.

                      (c) NON-USA DEDUCTION RATE. In the event that either (a) the Non-USA Deduction Rate (as defined below) exceeds [*] in any given continuous four (4) calendar quarter period (a "Rolling Year") or (b) the Non-USA Deduction Rate for any given Rolling Year is greater than [*] and at least [*] higher than the Non-USA Deduction Rate for the previous Rolling Year (for example, if in one Rolling Year the Non-USA Deduction Rate is [*] and in the next Rolling Year the Non-USA Deduction Rate is [*] or greater), SB shall, upon the written request of Coulter, provide Coulter with a reasonably detailed written explanation of why the Non-USA Deduction Rate was at such a level. Coulter shall make such a request to SB no later than sixty (60) days after the end of a given Rolling Year and SB shall provide Coulter with such an explanation within forty-five (45) days of Coulter's request. For purposes of this Section 7.2.4(c), "Non-USA Deduction Rate" shall equal, for any given calendar year, [*].


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      61.

               7.2.5 INCREASE OR DECREASE IN ROYALTIES BASED ON NON-USA COGS.

                      (a) In the event the NON-USA COGS plus Standard Royalties (as defined in Section 7.2.5(f)), as expressed as a percent of NET SALES, for any given country in the GUARANTEED COGS TERRITORY is greater than the GUARANTEED COGS PLUS ROYALTIES PERCENT (as set forth in Section 7.2.5(c)) for such country for the applicable calendar quarter, the royalties payable by SB to Coulter for such quarter pursuant to Section 7.2.4 shall be adjusted downward so that the NON-USA COGS plus royalty payable to Coulter for such country divided by NET SALES for such country for such quarter equals the GUARANTEED COGS PLUS ROYALTIES PERCENT, provided, however, in no event shall the Adjusted Royalties (as defined in Section 7.2.5(f)) paid to Coulter for such country for such quarter be less than the greater of (i) [*] of NET SALES for such country for such quarter and (ii) [*] per Bexxar Therapy (as defined in Section 7.2.5(f) below). This Section 7.2.5(a) shall have no further effect for a given country in the GUARANTEED COGS TERRITORY following the twentieth (20th) Quarter After First Commercial Sale in Such Country (as defined in Section 7.2.5(c)).

                      (b) In the event the NON-USA COGS plus Standard Royalties, as expressed as a percent of NET SALES, for any given country in the GUARANTEED COGS TERRITORY is less than the GUARANTEED COGS PLUS ROYALTIES PERCENT for such country for the applicable calendar quarter, the royalties payable by SB to Coulter for such quarter pursuant to Section 7.2.4 shall be adjusted upward so that [*] of any difference between GUARANTEED COGS PLUS ROYALTIES PERCENT and NON-USA COGS plus Standard Royalties, as expressed as a percent of NET SALES, is added to the royalties which would otherwise be payable to Coulter under Section 7.2.4; provided, however, in no event shall the Adjusted Royalty paid to Coulter for such country for such quarter be greater than [*] of NET SALES for such country for such quarter. This Section 7.2.5(b) shall have no further effect for a given country in the GUARANTEED COGS TERRITORY following the twentieth (20th) Quarter After First Commercial Sale in Such Country (as defined in Section 7.2.5(c)).

                      (c) "GUARANTEED COGS PLUS ROYALTIES PERCENT" shall be calculated on a country-by-country basis and a quarter-by-quarter basis and shall be equal to the following:

                         Quarter After First     Guaranteed COGS
                          Commercial Sale in      Plus Royalties
                             Such Country            Percent
                                 [*]                   [*]
                                 [*]                   [*]
                                 [*]                   [*]
                                 [*]                   [*]
                                 [*]                   [*]


        For the avoidance of doubt, in the event the FIRST COMMERCIAL SALE in a country in the GUARANTEED COGS TERRITORY occurs at any time after the first day of a quarter, NET SALES of PRODUCT made on the remaining days in such country in such quarter shall be subject to the [*] GUARANTEED COGS PLUS ROYALTIES PERCENT. For purposes of this Section 7.2.5(c), the



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      62.

subsequent quarter after such quarter during which the FIRST COMMERCIAL SALE is made in such country shall be deemed the first "Quarter After First Commercial Sale in Such Country."

                      (d) In the event that, at any time following the [*] after FIRST COMMERCIAL SALE in a country in the GUARANTEED COGS TERRITORY, the NON-USA COGS plus Standard Royalties, as expressed as a percent of NET SALES, for such country is less than [*] of NET SALES for such country for such quarter, the royalties payable by SB to Coulter for such quarter pursuant to Section 7.2.4 shall be adjusted upward so that [*] of any difference between [*] of NET SALES for such country for such quarter and the NON-USA COGS plus Standard Royalties, as expressed as a percent of NET SALES, for such country is added to the royalties which would otherwise be payable to Coulter under Section 7.2.4, provided, however, in no event shall the Adjusted Royalty paid to Coulter for such country for such quarter be greater than [*] of NET SALES for such country for such quarter.

                      (e) In the event SB assumes responsibility for manufacturing or having manufactured UNCONJUGATED ANTIBODY for any country in the GUARANTEED COGS TERRITORY under Section 9.6.1, for the purpose of calculating the NON-USA COGS for such country, [*].

                      (f) Included with the quarterly accounting SB provides to Coulter pursuant to Section 7.2.4 shall be, for each country in the GUARANTEED COGS TERRITORY: (i) [*], (ii) [*] and (iii) [*]. All of the foregoing calculations shall be performed [*] and on [*] for each country and expressed in dollars and as a percent of NET SALES for such country for such quarter. For purposes of this Section 7.2.5, "Bexxar Therapy" shall mean radioimmunotherapy using BEXXAR as administered (i), [*] (ii) [*] or (iii) [*].

                      (g) The Parties may discuss from time to time the need to expand the GUARANTEED COGS TERRITORY, and upon mutual agreement of the Parties, such GUARANTEED COGS TERRITORY may be expanded to include additional countries.

               7.2.6 DECREASE IN ROYALTIES BASED ON SUBSTANTIAL COMPETITION. If, during the term of this Agreement, substantial competition occurs in a country of TERRITORY B or TERRITORY C between PRODUCT and one or more THIRD PARTY products which [*] as of the Effective Date, and for so long as such substantial competition is continuing, the royalty rates payable by SB to Coulter on NET SALES of PRODUCT under Sections 7.2.4(a) and 7.2.4(b) in the country or countries where such competition exists shall decrease by [*]. For purposes of this Paragraph, "substantial competition" shall mean a total sales volume of such THIRD PARTIES combined, in the particular country of the TERRITORY, of at least [*] of NET SALES volume of such PRODUCT in such country, and "continuing" shall mean a period of at least [*]. SB shall give Coulter written notice of such substantial competition with suitable and reasonable supporting documentation, including, for example, but not limited to, copies of market survey reports, THIRD PARTY bid activities, competitive promotional materials, and internal financial statements. Any reduction in the payment due from SB as a result of such THIRD PARTY competition shall be applied retroactively to the date on which substantial competition appeared in the TERRITORY as supported by reasonable documentation and shall be available to SB [*].


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      63.

        7.3 NO DELEGATION. Subject to Section 7.2.3, each of the Parties may use only its own employees or the employees of one or more of its AFFILIATES in the course of exercising sales efforts with respect to its CO-PROMOTION rights under this Agreement in TERRITORY A, unless an alternative arrangement in TERRITORY A is approved in advance by the JCC or, unless Coulter loses its rights to CO-PROMOTE PRODUCT in TERRITORY A under Section 7.1.15, or unless an alternative arrangement is approved in advance by Coulter in the event of distribution or sublicense agreements in the MAJOR MARKET COUNTRIES under Sections 7.2.3 or 5.1.5.

        7.4 PRODUCT COMPLAINTS. Each Party shall maintain a record of all complaints it receives with respect to the PRODUCT (each, a "Product Complaint"). For purposes of this Section 7.4, a "Product Complaint" is a report of an actual or potential failure of the PRODUCT to meet the standards set forth in regulatory filings or in agreements among the Parties. Such failure may involve the finished PRODUCT or one of its intermediate stages. The responsibilities of the Parties with respect to (a) notification of the Product Complaint from the receiving Party to the other Party and (b) the handling of Product Complaints shall all be performed in accordance with a procedure to be mutually agreed by the Parties after the Effective Date.

        7.5 PRODUCT-RELATED INQUIRIES. For handling any medical or technical Product-related inquiries throughout the TERRITORY, the responsibilities of the Parties shall be performed in accordance with the allocation set forth on
EXHIBIT I.

        7.6 ADVERSE DRUG EVENT REPORTING. For the reporting of adverse drug experiences to regulatory authorities throughout the TERRITORY, the responsibilities of the Parties shall be performed in accordance with the pharmacovigilance agreement attached to this Agreement as EXHIBIT H.

                                    ARTICLE 8

                      ACCOUNTS AND RECORDS; WITHHOLDING TAX


        8.1 NO DOUBLE COUNTING OF COSTS. For the purpose of determining any cost or expense which is shared by the Parties under this Agreement or otherwise invoiced by one Party to another under this Agreement, any cost or expense allocated by either Party to a particular cost category shall be consistent with the terms of this Agreement and shall not also be allocated to another category. In the event a cost or expense might arguably fall into more than one category, the FINANCE SUBTEAM shall determine which category such cost or expense most appropriately falls into. In the event the FINANCE SUBTEAM is unable to agree on such a determination, the JDC and/or JCC, as applicable, shall make such a determination.

        8.2 RECORDS. Each Party shall keep accurate books and accounts of record in connection with any of the following costs which are incurred by it in accordance with this Agreement: DEVELOPMENT COSTS, MANUFACTURE DEVELOPMENT COSTS, SECOND GENERATION LICENSED COMPOUND CANDIDATE DEVELOPMENT COSTS, SECOND GENERATION LICENSED COMPOUND CANDIDATE MANUFACTURE DEVELOPMENT COSTS, COST OF GOODS, MARKETING COSTS, SALES COSTS, OTHER OPERATING INCOME/EXPENSE, DISTRIBUTION COSTS, NET SALES, OPERATING



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      64.

PROFIT OR LOSS, OUT-OF-POCKET COSTS, QA/QC COSTS, EXISTING THIRD PARTY LICENSE COSTS, NEW THIRD PARTY LICENSE COSTS, PATENT COSTS, and TRADEMARK COSTS, as well as any other costs which are relevant for determining any cost or expense which is shared by the Parties under this Agreement, charged by one Party to the other Party under this Agreement, or paid by one Party to the other Party under this Agreement. Such books and accounts of record shall be kept in sufficient detail to permit accurate determination of all figures necessary for verification of royalties, profits and other compensation required to be paid hereunder. Each Party shall maintain such records for a period of three (3) years after the end of the year in which they were generated.

        8.3 AUDITS. Each Party, through an independent certified public accountant reasonably acceptable to the other Party, shall have the right, at its own expense, to access the books and records of the other Party for the sole purpose of verifying financial statements furnished by such Party under this Agreement. Such access shall be permitted during the term of the Agreement and for six (6) months after its termination; provided, however, that such examination shall not take place more often than once a year and shall not cover such records for more than the preceding two (2) years, unless a material discrepancy is found, in which case such examination shall include the records for the preceding three (3) years, provided further that such accountant shall report to the other Party only as to the accuracy of the statements and payments made by the Party under examination to the other Party, and further provided that such access shall be conducted after reasonable prior written notice to the other Party and during ordinary business hours and shall not be more frequent than once during each calendar year. The Parties agree to keep in strict confidence all information learned in the course of such audit, except when it is necessary to reveal such information in order to enforce its rights under this Agreement. In the event such audit reveals an underpayment of five percent (5%) or more of the amount actually due, the Party subject to the audit shall reimburse the auditing Party for the costs of such audit in addition to promptly remitting to the auditing Party the amount of any underpayment. In the event such audit reveals an overpayment of five percent (5%) or more of the amount actually due, the auditing Party shall promptly reimburse such amount to the Party subject to the audit.

        8.4 SALES BY SUBLICENSEES. In the event SB grants licenses or sublicenses to others to make or sell the PRODUCT or grants THIRD PARTIES the right to distribute the PRODUCT, as permitted by Sections 5.1.5, 7.2.3 or 7.3, such licenses or sublicenses or distribution agreements shall include an obligation for the licensee, sublicensee or distributor to account for and report its NET SALES of such PRODUCTS on the same basis as if such sales were NET SALES by SB, and Coulter shall receive royalties in the same amounts as if the NET SALES of the licensee, sublicensee or distributor were NET SALES of SB.

        8.5 WITHHOLDING. Coulter shall pay any and all taxes levied on account of royalties it receives under this Agreement. If laws or regulations require that taxes be withheld, SB will (i) deduct those taxes from the remittable royalty, (ii) pay the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of payment to Coulter within sixty (60) days following such payment. SB will cooperate to help Coulter minimize, in any lawful manner, the foregoing taxes and will provide Coulter with reasonable assistance to enable Coulter to recover such taxes as permitted by law.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      65.

        8.6 CURRENCY OF PAYMENT. All dollar amounts contained in this Agreement are in United States Dollars (US$) and all payments to be made under this Agreement shall be made in United States Dollars to a bank account designated by the Party to be paid. Royalties earned shall first be determined in the currency of the country in which they are earned and then converted into United States Dollars using the rate of exchange used by SB for AFFILIATE conversions, provided however, that such rate of exchange shall approximate fair market value and, in the event of rapidly changing exchange rates, SB shall consult with Coulter and the Parties shall agree on a mechanism to assure that exchange rates are calculated to reflect fair market values on an ongoing basis. In each country where the local currency is blocked and cannot be removed from the country, royalties accrued in that country shall be paid to Coulter in the country in local currency by deposit in a local bank designated by Coulter, unless the Parties otherwise agree.

        8.7 ACCOUNTING. No later than thirty (30) days after the end of each calendar quarter, each Party shall submit to the other Party an accounting of all costs incurred by such Party during such quarter which are to be shared with the other Party as provided under Sections 5.3.1, 5.3.3(b), 11.5.1, 11.5.3 or
19.15. In the event payment is due by the Party which is receiving the accounting to the incurring Party, the Party which owes the payment shall make such payment to the other Party within thirty (30) days after it has received such accounting. The Party receiving the payment shall issue an invoice to the Party making the payment which invoice shall be in the amount to be paid.

                                    ARTICLE 9

                            MANUFACTURING AND SUPPLY

        9.1 COOPERATION. Coulter and SB will cooperate to determine manufacturing strategy and objectives for the supply of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY, consistent with the terms of this Article 9, the Lonza Agreements, the BI Pharma Agreements, the Cytogen Agreement and the Nordion Agreements (as such terms are defined below) and any NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS. Such strategy and objectives will be coordinated through the JDC, the JCC and the MANUFACTURE AND SUPPLY CHAIN SUBTEAM, as more fully described in Article 2.

        9.2 PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS. It is acknowledged that, as of the Effective Date, Coulter has entered into the following agreement with Lonza Biologics PLC relating to the B1 MURINE ANTIBODY:

        Agreement between Lonza Biologics PLC and Coulter Pharmaceutical, Inc., dated May 28, 1998 (the "Lonza Agreement").

        It is acknowledged that, as of the Effective Date Coulter will have entered into an agreement with BI Pharma relating to the manufacture of UNCONJUGATED ANTIBODY which is B1 MURINE ANTIBODY (the "BI Pharma Agreement").


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      66.

        It is acknowledged that, as of the Effective Date Coulter has entered into the following agreement with Cytogen Corporation relating to vialing of the B1 MURINE ANTIBODY:

        Manufacturing Agreement between Cytogen Corporation and Coulter Pharmaceutical, Inc., dated August 31, 1996, (the "Cytogen Agreement").

        It is acknowledged that, as of the Effective Date Coulter has entered into the following agreements with MDS Nordion Inc. relating to the radiolabeling of the B1 MURINE ANTIBODY:

        Facilities Agreement between MDS Nordion Inc. and Coulter
Pharmaceutical, Inc., dated August 31, 1998, and

        Supply Agreement between MDS Nordion Inc. and Coulter Pharmaceutical, Inc., dated August 31, 1998 (collectively, the "Nordion Agreements").

        Copies of all of the foregoing agreements (collectively, the "PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS") have been provided to SB, except that the BI Pharma Agreement will be provided to SB prior to the Effective Date pursuant to Section 19.1.

        9.3 CONFORMITY WITH PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS AND ANY NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS. As of the Effective Date, the terms of this Article 9, including, but not limited to, those relating to forecasts, ordering procedures, regulatory communication, regulatory inspections, QA/QC, inventory and testing procedures, are consistent with the PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS. Coulter shall not amend any of the PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS, and neither Coulter nor SB shall enter into any other THIRD PARTY manufacturing or supply chain agreements with Lonza, BI Pharma, Cytogen or Nordion or any other THIRD PARTY relating to the PRODUCT (collectively, "NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS") without the prior approval of the JDC, upon the review and recommendation of the MANUFACTURE AND SUPPLY CHAIN SUBTEAM. In order to facilitate such review and approval, Coulter shall provide such proposed amendments to the PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS and such proposed NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS to the MANUFACTURE AND SUPPLY CHAIN SUBTEAM in a timely manner and the MANUFACTURE AND SUPPLY CHAIN SUBTEAM and JDC shall consider such proposals in a timely manner. In the event that Coulter, with the approval of the JDC, does enter into one or more NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS with Lonza, BI Pharma, Cytogen, Nordion or any other THIRD PARTY and the terms of such NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS are inconsistent with the terms of this
Article 9, the Parties, upon the recommendation of the JDC, will amend the terms of this Article 9 to make it consistent with the terms of such NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      67.

        9.4 RESPONSIBILITY FOR MANUFACTURE, SUPPLY AND DISTRIBUTION.

               9.4.1 UNCONJUGATED ANTIBODY. Except as set forth in Sections 9.6 and 9.16, Coulter shall manufacture or have manufactured and supply all requirements in the TERRITORY for UNCONJUGATED ANTIBODY, whether for DEVELOPMENT or commercial sale in accordance with the Specifications (as defined in Section 9.4.4). Except as set forth in Sections 9.6 and 9.16, SB shall obtain all requirements in the TERRITORY for UNCONJUGATED ANTIBODY, whether for DEVELOPMENT or commercial sale, from Coulter.

               9.4.2 RADIOLABELED ANTIBODY FOR DEVELOPMENT. [*] or [*] and [*], Coulter shall manufacture or have manufactured and supply all requirements of RADIOLABELED ANTIBODY for DEVELOPMENT in the TERRITORY in accordance with Specifications (as defined in Section 9.4.4). [*] and [*] and [*], SB shall obtain all requirements for RADIOLABELED ANTIBODY for DEVELOPMENT in the TERRITORY from Coulter, except in the event Coulter does not have sufficient capacity, in which case the Parties shall proceed in the manner described in
Section 9.17.

               9.4.3 RADIOLABELED ANTIBODY FOR COMMERCIAL SALE.

                      (a) Coulter shall manufacture or have manufactured and supply all requirements of RADIOLABELED ANTIBODY for commercial sale in NORTH AMERICA except as otherwise provided by Section 9.17. SB shall obtain all requirements for RADIOLABELED ANTIBODY for commercial sale in NORTH AMERICA from Coulter except as otherwise provided by Section 9.17.

                      (b) [*], Coulter shall manufacture or have manufactured and supply all requirements of RADIOLABELED ANTIBODY for commercial sale in TERRITORY B and TERRITORY C which the Parties agree Coulter is feasibly able to supply, given transportation and distribution constraints. [*], SB shall obtain all requirements for RADIOLABELED ANTIBODY for commercial sale in the TERRITORY from Coulter, except in the event Coulter does not have sufficient capacity, in which case the Parties shall proceed in the manner described in Section 9.17. In no event will Coulter be obligated to supply RADIOLABELED ANTIBODY hereunder [*]. In the event [*] under [*] for [*] to the [*].

               9.4.4 SPECIFICATIONS. As used in this Section 9.4, and throughout the Agreement, the term "Specifications" shall mean the requirements and standards pertaining to UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY (depending upon context) and consistent with filings made for REGULATORY APPROVAL and the PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS, which Specifications shall be reduced to writing by the JDC after the Effective Date. After the Effective Date such Specifications shall be subject to ongoing review by the Parties and may be modified from time to time, which modifications shall be approved by the JDC. The Specifications shall be release or stability specifications, as applicable, and each reference to Specifications shall mean the type of such specifications appropriate to context.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      68.

               9.4.5  NON-COMPLIANCE WITH SPECIFICATIONS.

                      (a) Coulter shall provide a Certificate of Analysis and a Certificate of Conformance (together, a "COA") from the THIRD PARTY manufacturer to SB as well as any report of separate quality control analysis of UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY performed by Coulter with each shipment of UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY specifying that such UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY conforms with the Specifications (as defined in Section 9.4.4). Coulter shall provide the results of such analysis along with any supporting data. SB shall be under no obligation to accept any shipment of UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY without an accompanying COA. If the quality of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY supplied by Coulter under this Agreement is found not to conform to the Specifications as judged by comparison of the Specifications and the COA (as well as by comparison to information regarding the quality of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY developed by SB upon re-testing of such UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY, such re-testing to be performed by SB only in the event that SB is legally required to do so by the relevant regulatory authorities), SB shall notify Coulter of such nonconformity no later than thirty (30) days after receipt thereof in the case of UNCONJUGATED ANTIBODY and no later than three (3) days after receipt thereof in the case of RADIOLABELED ANTIBODY, and, subject to
Section 9.4.5(b), Coulter shall replace, at no additional expense to SB, such UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY with new UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY which does conform to the Specifications within the minimum number of days after receipt of SB's notification under this Section
9.4.5 that such replacement is permitted under the relevant PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS and NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS; provided that the foregoing shall not be interpreted to change in any way Coulter's ongoing supply obligations with respect to other UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY ordered by SB in conformance with the supply procedures outlined in this Agreement.

                      (b) If Coulter disagrees with SB's determination that the rejected shipment did not meet the Specifications, a sample of the rejected shipment shall be submitted to an independent, qualified THIRD PARTY laboratory that is mutually acceptable and selected by the parties promptly in good faith. Such laboratory shall determine whether the rejected UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY (as applicable) meets the Specifications, and such laboratory's determination shall be final and determinative for purposes of this Agreement, and Coulter's obligation to replace the non-conforming UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY outlined in Section 9.4.5(a) shall be stayed pending the result of such determination. The Party against whom the laboratory rules shall bear all costs of the laboratory testing. If the laboratory rules that the shipment failed to meet Specifications, the replacement shipment shall be at no charge to SB (provided SB paid for the initial shipment). If the laboratory rules the rejected shipment met the Specifications, then SB shall accept such batch for use and shall reimburse Coulter for the replacement shipment (including all costs of shipping and insurance). Coulter shall give SB written instructions as to how SB should, at Coulter's expense, dispose of the non-conforming material, and such instructions shall comply with all appropriate governmental requirements.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      69.
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                      (c) In the event that a Party assumes responsibility for
manufacturing UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY under Sections
9.6.1 or 9.6.2, the SB Supply Agreement or the Coulter Supply Agreement, as the case may be, shall contain provisions substantially similar to those set forth in this Section 9.4.5.

               9.4.6 DISTRIBUTION. Distribution of the PRODUCT in TERRITORY A shall be handled in the manner described in Section 7.1.10. Distribution of the PRODUCT outside TERRITORY A shall be handled exclusively by SB.

        9.5 ALLOCATION IN THE EVENT OF PRODUCT SHORTAGES.

               9.5.1 ALLOCATION BETWEEN DEVELOPMENT AND COMMERCIALIZATION. In the event of shortages of UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY, available supplies shall be allocated first to permit any ongoing clinical trials to continue on schedule unless the Parties otherwise agree at the time. Supplies remaining available after that initial allocation shall be allocated as between other DEVELOPMENT activities and commercialization activities by the JCC. The use of additional material allocated for DEVELOPMENT activities shall be determined by the JDC.

               9.5.2 ALLOCATION OF SHORTAGES BETWEEN TERRITORIES (COMMERCIAL SUPPLY). In the event of shortages of UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY, any material remaining available for commercial use after the allocations to DEVELOPMENT activities made under Section 9.5.1 shall be allocated by the JCC on a country-by-country basis, based upon [*] or some other mechanism to be mutually agreed upon by the Parties, provided, however, at least [*] of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY available for commercial sale [*].

               9.5.3 NO LIABILITY FOR PRODUCT SHORTAGES. The Parties recognize that there is no assurance that PRODUCT supply will be sufficient to meet demand. Neither Party shall be liable to the other for a failure to supply UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY, provided, however, that a Party may still be liable in the event of a failure to comply with the allocation mechanisms of Sections 9.5.1 or 9.5.2.

        9.6 CHANGE IN RESPONSIBILITY FOR MANUFACTURE AND SUPPLY.

               9.6.1 UNCONJUGATED ANTIBODY BY SB. If at any time during the term of the Agreement, SB desires to have responsibility for manufacture for supply of UNCONJUGATED ANTIBODY, in whole or in part, for sale in the TERRITORY, transferred from Coulter to SB, SB shall [*] to [*]. [*] in [*] for [*] (the "SB Supply Agreement"). The SB Supply Agreement shall include [*]. [*] a [*] the [*] to [*] of [*], the [*]. In any event, the decision whether to transfer the responsibility for supply of UNCONJUGATED ANTIBODY from Coulter to SB pursuant to an SB Supply Agreement [*]. If the Parties elect to enter into such SB Supply Agreement, to the extent a transfer under such SB Supply Agreement requires a modification of this Article 9, the Parties will promptly amend this Agreement to facilitate such modification. If the Parties elect to transfer responsibility for manufacture of bulk UNCONJUGATED ANTIBODY from Coulter to SB as set forth in this Section 9.6.1, the Parties shall confer regarding assistance, [*], to be provided to SB by Coulter to enable such transfer and the terms under which such assistance will be


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      70.
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provided. In fulfilling any transferred manufacture obligations hereunder, SB
[*] of [*]. Any transfer under this Section 9.6.1 pursuant to [*] SB Supply Agreement will be consistent with Coulter's obligations under the PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS and any NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS.

               9.6.2 UNCONJUGATED ANTIBODY OR RADIOLABELED ANTIBODY BY COULTER. As of the Effective Date, it is Coulter's intention that all manufacture and supply of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY for which it has responsibility under this Agreement will be performed by THIRD PARTIES pursuant to PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS and/or NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS. If at any time during the term of the Agreement, Coulter believes it is in the best interest of the collaboration for Coulter to manufacture and supply UNCONJUGATED ANTIBODY and/or RADIOLABELED ANTIBODY itself, in whole or in part, for sale in the TERRITORY, Coulter shall [*]. [*] is [*] in [*]. In any event, the decision whether to have Coulter supply UNCONJUGATED ANTIBODY and/or RADIOLABELED ANTIBODY itself [*]. If the Parties decide Coulter should supply UNCONJUGATED ANTIBODY and/or RADIOLABELED ANTIBODY itself, the Parties [*] one or more agreements to accomplish such purpose (a "Coulter Supply Agreement"). If the Parties elect to enter into such Coulter Supply Agreement, to the extent a transfer under such Coulter Supply Agreement requires a modification of this Article 9 or the rest of this Agreement, the Parties will promptly amend this Agreement to facilitate such modification. In fulfilling any transferred manufacture obligations hereunder, Coulter will [*] for [*]. Any transfer under this Section 9.6.2 pursuant to the negotiation of a Coulter Supply Agreement will be consistent with Coulter's obligations under the PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS and any NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS.

               9.6.3 If a Party incurs costs in making a proposal with regard to the transfer of manufacturing responsibility under Sections 9.6.1 or 9.6.2, it shall do so for its own account and without charge to the other Party under this Agreement.

        9.7 COST OF GOODS FOR UNCONJUGATED ANTIBODY AND RADIOLABELED ANTIBODY FOR DEVELOPMENT AND MANUFACTURE DEVELOPMENT; MANUFACTURE DEVELOPMENT COSTS (INCLUDING CAPITAL EXPENDITURES).

               9.7.1 COST OF GOODS FOR UNCONJUGATED ANTIBODY AND RADIOLABELED ANTIBODY FOR DEVELOPMENT AND MANUFACTURE DEVELOPMENT. Coulter shall provide UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY manufactured under Sections
9.4.1 and 9.4.2, respectively, for DEVELOPMENT and MANUFACTURE DEVELOPMENT in the TERRITORY at its COST OF GOODS. Such amounts for DEVELOPMENT and MANUFACTURE DEVELOPMENT in the TERRITORY shall be borne by the Parties in accordance with the [*] and 3.3.3. Coulter shall not invoice SB for the percentage of COST OF GOODS to be borne by SB for the use of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY in Territory A Trials (as defined in Section 3.2.3) and Cross-Territory Trials (as defined in Section 3.2.3) [*] the [*] (as defined in [*]) [*]. Coulter shall be reimbursed by SB for the percentage of COST OF GOODS to be borne by SB for the use of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY in
(i) the Non-USA Territory Trials (defined in Section 3.2.3) [*] (ii) in all clinical trials [*] the [*] and (iii) for MANUFACTURE


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      71.

DEVELOPMENT pursuant to Section 3.3.3, each within thirty (30) days of SB's receipt of an invoice therefor from Coulter provided such invoice is submitted to SB after Coulter's receipt of such UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY from the THIRD PARTY manufacturer thereof and provided further that such reimbursement shall be paid to the extent that such UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY has met the appropriate quality assurance and quality control tests. [*], provided that SB's obligation to pay such invoice shall be subject to Section 9.4.5.

               9.7.2 MANUFACTURE DEVELOPMENT COSTS (INCLUDING [*]). Any MANUFACTURE DEVELOPMENT COSTS, including [*], which are incurred by either Party with respect to the MANUFACTURE DEVELOPMENT for a process to be used to manufacture UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY shall be handled in accordance with the provisions of Section 3.3.3.

        9.8 COST OF GOODS FOR UNCONJUGATED ANTIBODY AND RADIOLABELED ANTIBODY FOR COMMERCIAL SALE.

               9.8.1 UNCONJUGATED ANTIBODY. As consideration for the manufacture and supply of UNCONJUGATED ANTIBODY under Section 9.4.1 for commercial sale in TERRITORY A, Coulter shall be reimbursed by SB for [*] of Coulter's COST OF GOODS of such UNCONJUGATED ANTIBODY within thirty (30) days of SB's receipt of an invoice therefor from Coulter. As consideration for the manufacture and supply of UNCONJUGATED ANTIBODY under Section 9.4.1 for commercial sale in TERRITORY B and TERRITORY C, subject to the last sentence of Section 7.2.2(b) Coulter shall be reimbursed by SB for Coulter's COST OF GOODS of such UNCONJUGATED ANTIBODY within thirty (30) days of SB's receipt of an invoice therefor from Coulter. Coulter may send an invoice to SB upon Coulter's receipt of an invoice from the THIRD PARTY supplier of the UNCONJUGATED ANTIBODY but only to the extent that Coulter has determined that such supply of UNCONJUGATED ANTIBODY has met all appropriate quality assurance and quality control tests. Each such Coulter invoice provided under this Section 9.81 shall be accompanied by [*], provided that SB's obligation to pay such invoice shall be subject to
Section 9.4.5. In TERRITORY A, such reimbursed amounts shall be included as part of the COST OF GOODS element of SB's Operating Expenses for such quarter in accordance with Section 7.1.14 for the quarter in which such UNCONJUGATED ANTIBODY is sold, with Coulter's [*] ownership in the UNCONJUGATED ANTIBODY sold during said quarter in TERRITORY A to be included in the calculation of the COST OF GOODS element of Coulter's Operating Expenses for such quarter in accordance with Section 7.1.14 for the quarter in which such UNCONJUGATED ANTIBODY is sold. In TERRITORY B and TERRITORY C, such amounts shall be included in the NON-USA COGS for the quarter in which such UNCONJUGATED ANTIBODY is sold.

               9.8.2 RADIOLABELED ANTIBODY.  As consideration for

                             (i) the manufacture and supply of RADIOLABELED
ANTIBODY under Section 9.4.3(a) for commercial sale in NORTH AMERICA, and

                             (ii) the manufacture and supply of RADIOLABELED
ANTIBODY under Section 9.4.3(b) for commercial sale in TERRITORY B and TERRITORY C (under the conditions set forth in Section 9.4.3(b)),


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      72.
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Coulter shall be reimbursed by SB for (i) [*] of Coulter's COST OF GOODS for converting UNCONJUGATED ANTIBODY into RADIOLABELED ANTIBODY related to such RADIOLABELED ANTIBODY for commercial sale in TERRITORY A and (ii) subject to the last sentence of Section 7.2.2(b), [*] of Coulter's COST OF GOODS for converting UNCONJUGATED ANTIBODY into RADIOLABELED ANTIBODY related to such RADIOLABELED ANTIBODY for commercial sale in TERRITORY B and TERRITORY C, within thirty (30) days of SB's receipt of an invoice therefor from Coulter. Coulter may send an invoice to SB upon Coulter's receipt of an invoice from the THIRD PARTY supplier of the RADIOLABELED ANTIBODY but only to the extent that Coulter has determined that such supply of RADIOLABELED ANTIBODY has met all appropriate quality assurance and quality control tests. Each such Coulter invoice provided under this Section 9.8.2 shall be accompanied [*], provided that SB's obligation to pay such invoice shall be subject to Section 9.4.5. In TERRITORY A, such reimbursed amounts shall be included as part of the COST OF GOODS element of SB's Operating Expenses for such quarter in accordance with Section 7.1.14 for the quarter in which such RADIOLABELED ANTIBODY is sold, with Coulter's [*] ownership in the RADIOLABELED ANTIBODY sold during said quarter in TERRITORY A to be included in the calculation of the COST OF GOODS element of Coulter's Operating Expenses for such quarter in accordance with Section 7.1.14 for the quarter in which such RADIOLABELED ANTIBODY is sold, less any corresponding COST OF GOODS already included under Section 9.8.1. In TERRITORY B and TERRITORY C, such amounts shall be included in the NON-USA COGS for the quarter in which such RADIOLABELED ANTIBODY is sold.

        9.9 COST OF UNCONJUGATED ANTIBODY IN EVENT OF TRANSFER OF
RESPONSIBILITY.

               (a) SB RESPONSIBILITY UNDER SECTION 9.6.1. In the event responsibility for manufacture and supply of UNCONJUGATED ANTIBODY is transferred from Coulter to SB pursuant to Section 9.6.1, SB will provide such UNCONJUGATED ANTIBODY for sale in TERRITORY A at the prices [*] attached to such SB Supply Agreement. Coulter will reimburse SB for the manufacture and supply of UNCONJUGATED ANTIBODY under Section 9.6.1 for commercial sale in TERRITORY A. In TERRITORY A, such reimbursed amounts shall be included as part of the COST OF GOODS element of Coulter's Operating Expenses for such quarter in accordance with Section 7.1.14 for the quarter in which such UNCONJUGATED ANTIBODY is sold, with [*] ownership in the UNCONJUGATED ANTIBODY sold during said quarter in TERRITORY A to be included in the calculation of the COST OF GOODS element of SB's Operating Expenses for such quarter in accordance with Section 7.1.14 for the quarter in which such UNCONJUGATED ANTIBODY is sold. In TERRITORY B and TERRITORY C, SB shall bear [*] of such cost and such amounts shall be included in the NON-USA COGS for the quarter in which such UNCONJUGATED ANTIBODY is sold, subject to Section 7.2.5(e).

               (b) COULTER RESPONSIBILITY UNDER SECTION 9.6.2. In the event responsibility for manufacture and supply of UNCONJUGATED ANTIBODY is transferred from a THIRD PARTY supplier to Coulter pursuant to Section 9.6.2, Coulter will provide such UNCONJUGATED ANTIBODY for sale in TERRITORY A at the prices set forth on the [*] attached to such Coulter Supply Agreement. SB will reimburse Coulter for the manufacture and supply of UNCONJUGATED ANTIBODY under
Section 9.6.2 for commercial sale in TERRITORY A according to the same procedures outlined in Section 9.8.1 for SB reimbursement to Coulter. In TERRITORY A, such reimbursed amounts shall be included as part of the COST OF GOODS element of SB's Operating


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      73.
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Expenses for such quarter in accordance with Section 7.1.14 for the quarter in which such UNCONJUGATED ANTIBODY is sold, with Coulter's [*] ownership in the UNCONJUGATED ANTIBODY sold during said quarter in TERRITORY A to be included in the calculation of the COST OF GOODS element of Coulter's Operating Expenses for such quarter in accordance with Section 7.1.14 for the quarter in which such UNCONJUGATED ANTIBODY is sold. In TERRITORY B and TERRITORY C, SB shall bear [*] of such cost and such amounts shall be included in the NON-USA COGS for the quarter in which such UNCONJUGATED ANTIBODY is sold.

        9.10 EUROPEAN FACILITY.

               9.10.1 OVERVIEW. Subject to the time periods and mechanisms described in this Section 9.10, either SB shall establish a [*] to supply the requirements of EUROPE for [*] (the "EUROPEAN FACILITY") or Coulter shall have the right described in Section 9.10.4 to adjust or terminate SB's license in EUROPE. If SB does proceed to establish a EUROPEAN FACILITY, [*]. The EUROPEAN FACILITY, if established by SB, shall be designed and constructed to supply [*] for commercial sale in EUROPE, in accordance with all applicable laws and regulations, [*]. [*].

               9.10.2 SELECTION OF SB OPTION.

                      (a) Within [*] of the Effective Date, SB (with the reasonable assistance of Coulter, such assistance including, without limitation, the provision of necessary information by Coulter to SB as reasonably requested by SB) shall have identified the options for a EUROPEAN FACILITY and shall have communicated such options, along with an analysis of the advantages and disadvantages of each option, to the MANUFACTURE AND SUPPLY CHAIN SUBTEAM which shall have responsibility for monitoring SB's progress in identifying options for the EUROPEAN FACILITY and fulfilling SB's obligations under this Section
9.10. Included with such analysis shall be a determination of the applicable European Facility Commencement Date (as defined in Section 9.10.3(ii)), relative to FIRST COMMERCIAL SALE in [*] for each EUROPEAN FACILITY option being considered by SB.

                      (b) In the event that at some point following SB's evaluation of the options for a EUROPEAN FACILITY identified under Section 9.10.2(a), SB determines that its first choice is to supply TERRITORY B (excluding [*]) out of the [*] (as defined in [*]), then SB shall provide notice of such election to Coulter, specifying in such notice SB's second choice as a supply site. Within sixty (60) days of receiving such notice from SB, Coulter shall advise SB whether it approves such use of the [*]; provided, however, in no event shall Coulter be obligated to advise SB of its decision regarding such approval earlier than [*] to the European Facility Commencement Date (as defined in Section 9.10.3(ii)) for SB's second choice as a supply site as specified in the SB notice to Coulter. Coulter's consent, not to be unreasonably withheld, shall be required in order to designate the [*] as the EUROPEAN FACILITY. If Coulter does not consent to such designation, then SB shall proceed with its second choice as a supply site, or if SB does not have a second choice, it shall so notify Coulter. In the event Coulter does not approve the use of the [*] and SB has notified Coulter that it has no second choice, then SB shall be deemed to have given the notice under Section 9.10.2(c).


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      74.
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                      (c) At any time, SB may notify Coulter in writing that it
has determined not to construct a EUROPEAN FACILITY. In such event, Coulter's rights under Section 9.10.4 shall immediately become effective.

                      (d) At the request of SB, Coulter shall provide reasonable assistance, within Coulter's area of expertise, to help SB identify and validate an appropriate site for the EUROPEAN FACILITY in order to allow SB to meet its obligations under Section 9.10 to supply [*] for sale in TERRITORY B (excluding [*]) and TERRITORY C (excluding [*]). Provision of such assistance shall include, but not be limited to, (i) [*], and (ii) [*]. In the event that SB requests that Coulter perform work under this Section 9.10.2(d), SB shall reimburse Coulter for all OUT-OF-POCKET COSTS incurred by Coulter with respect to such performance within thirty (30) days of receipt of an invoice from Coulter, provided that travel costs incurred by Coulter under this Section 9.10.2(d) shall be based on business class airfares for travel outside the United States, coach airfares for travel inside the United States and reasonable business accommodations. All work or other assistance provided to SB under this
Section 9.10.2(d), such as, without limitation, [*], meetings reasonably incidental to other business between the Parties, and the provision of existing Coulter reports, data and information to assist SB with SB's activities under this Section (such as the provision of information to assist SB with responses to questions or requests from regulatory authorities) shall be provided to SB without reimbursement for FTE resources, except in the case where (i) [*] or
(ii) Coulter is requested to undertake an individual project that requires more than [*] of effort, provided that Coulter provides SB advance notice (which may be verbal) that the project is of [*]. In the event that such trip is made under clause (i) or a project is undertaken under clause (ii) by such Coulter FTE, SB shall reimburse Coulter on an FTE rate basis for the hours spent rendering such assistance, at an FTE rate of [*].

               9.10.3 DEFINITIONS. For purposes of this Section 9.10, the following definitions shall apply:

                             (i) "European Facility Completion Date" shall mean
that date which is the earlier of

                                    (1) [*] after the later of the date of FIRST
COMMERCIAL SALE in [*] and the date of FIRST COMMERCIAL SALE in [*]; or

                                    (2) [*] after the earlier of the date of
FIRST COMMERCIAL SALE in [*] or the date of FIRST COMMERCIAL SALE in [*].

                             (ii) "European Facility Commencement Date" shall
mean that date by which the MANUFACTURE AND SUPPLY CHAIN SUBTEAM determines it would be reasonably necessary for SB to have entered into an agreement with a THIRD PARTY pursuant to which such THIRD PARTY will commence construction of the EUROPEAN FACILITY in such time as to finish construction and have such EUROPEAN FACILITY available to manufacture and supply SB's estimated requirements of [*] for commercial sale in [*], in accordance with all applicable European laws and regulations, by the European Facility Completion Date, provided, however, in no event will the European Facility Commencement Date be later than eighteen (18) months prior to the European Facility Completion Date.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      75.
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               9.10.4 SB PERFORMANCE; COULTER REMEDIES. Following the
determination of its facility choice, as provided above, SB shall, not later than the European Facility Commencement Date (as defined in Section 9.10.3(ii)), execute a binding agreement with a THIRD PARTY for the construction of the EUROPEAN FACILITY ("European Facility Agreement"). SB shall thereafter use COMMERCIALLY REASONABLE EFFORTS to complete the construction of such facility and have it ready for commercial supply not later than the European Facility Completion Date (as defined in Section 9.10.3(i)). In the event that (i) SB notifies Coulter that it does not intend to enter into a European Facility Agreement, (ii) SB has not entered into a European Facility Agreement by the European Facility Commencement Date or (iii) at any time after [*] after the European Facility Commencement Date, the MANUFACTURE AND SUPPLY CHAIN SUBTEAM makes a good faith determination that, for reasons other than a FORCE MAJEURE OCCURRENCE, the EUROPEAN FACILITY is not reasonably likely to be completed and available to manufacture and supply SB's estimated requirements of [*] for commercial sale in EUROPE by [*] after the European Facility Completion Date (as defined in Section 9.10.3(i)), Coulter may, at any time during the [*] month period after such occurrence described in clause (i), (ii) or (iii), give notice to SB that Coulter intends to (A) adjust the licenses granted by Coulter under this Agreement to exclude EUROPE from the TERRITORY or (B) adjust the licenses granted by Coulter under Article 5 of this Agreement to become non-exclusive for EUROPE. In the event Coulter elects option (A), it shall provide written notice to SB and, on the [*] anniversary of the date of such notice, the terms of
Section 13.4 shall apply for EUROPE. In the event Coulter elects option (B), it shall provide written notice to SB and, as of the date of such notice, the terms of Section 13.5 shall apply for EUROPE.

               9.10.5 MILESTONE PAYMENT.

                      (a) In the event that the [*] (as defined in [*]) is selected by SB as the EUROPEAN FACILITY and new construction of less than [*] is required to establish the [*] as the EUROPEAN FACILITY, SB will notify Coulter of such selection and within thirty (30) days of such selection date (which shall, in any event, be no later than thirty (30) days following the European Facility Commencement Date) (as defined in Section 9.10.3(ii)), SB shall pay to Coulter [*].

                      (b) In the event that (A) a facility other than the [*] is selected by SB as the EUROPEAN FACILITY or (B) the [*] is selected by SB as the EUROPEAN FACILITY but new construction in excess of [*] is required to establish the [*] as the EUROPEAN FACILITY, SB will notify Coulter of such selection and will have the following payment obligations to Coulter:

                             (i) within thirty (30) days after initiation of
construction of the EUROPEAN FACILITY, SB shall pay to Coulter [*]; and

                             (ii) within thirty (30) days of filing of an MAA
supplement to manufacture PRODUCT at such EUROPEAN FACILITY for commercial supply, SB shall pay to Coulter an additional [*]; and

                             (iii) within thirty (30) days of receipt of
approval of an MAA supplement to manufacture PRODUCT at such EUROPEAN FACILITY for commercial supply and other necessary REGULATORY APPROVALs, if any, SB shall pay to Coulter an additional [*].


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      76.
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                      (c) All amounts paid under this Section 9.10.5 shall be
non-refundable and non-creditable, provided, however, in the event of termination of this Agreement by SB due to material breach by Coulter, the foregoing shall not preclude SB from seeking whatever damages are available at law.

               9.10.6 REMAINDER OF THE NON-USA TERRITORY. In the event that, pursuant to Section 9.10.4 Coulter adjusts the licenses granted under this Agreement to exclude EUROPE from the TERRITORY or adjusts the licenses granted under this Agreement to become non-exclusive for EUROPE, SB shall notify Coulter whether it intends to develop and commercialize PRODUCT for sale in the remainder of TERRITORY B (i.e., all countries other than those of EUROPE) and TERRITORY C. If SB elects not to develop and commercialize Product for sale in the remainder of TERRITORY B and TERRITORY C, the licenses granted by Coulter under this Agreement shall be automatically adjusted to exclude the remainder of TERRITORY B and TERRITORY C and the terms of Section 13.4 shall apply to such countries. If SB elects to develop and commercialize PRODUCT for sale in the remainder of TERRITORY B and TERRITORY C, Coulter shall be under no obligation to supply PRODUCT to SB for such DEVELOPMENT and commercialization (except for Canada and Mexico) and SB shall continue to have the obligations with respect to such countries as are set forth in Sections 7.2.1 and 7.2.2. In the event SB elects to develop and commercialize PRODUCT for sale in the remainder of TERRITORY B and TERRITORY C and Coulter offers to supply PRODUCT for such countries, but SB is not using good faith efforts to obtain REGULATORY APPROVAL in such country and sell PRODUCT in such country, the licenses granted by Coulter under this Agreement shall be automatically adjusted to exclude such countries and the terms of Section 13.4 shall apply to such countries.

        9.11 TERM OF MANUFACTURE AND SUPPLY. The term of the manufacture and supply of PRODUCT under this Article 9 will be the term of this Agreement.

        9.12   FORECASTS.

               9.12.1 UNCONJUGATED ANTIBODY AND RADIOLABELED ANTIBODY.

                      (a) SUPPLY FOR DEVELOPMENT PURPOSES. During the first five
(5) business days of (i) each month in the case of RADIOLABELED ANTIBODY and
(ii) every third month in the case of UNCONJUGATED ANTIBODY, the MANUFACTURE AND SUPPLY CHAIN SUBTEAM will confer regarding each Party's requirements for UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY for use in DEVELOPMENT in the TERRITORY for an appropriate amount of time following the date of such conference, depending upon the lead time for ordering such UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY for DEVELOPMENT and MANUFACTURE DEVELOPMENT supplies from THIRD PARTY suppliers. This approach to production planning for DEVELOPMENT and MANUFACTURE DEVELOPMENT purposes may be modified as mutually agreed to by the Parties based upon the Parties' experience in conducting clinical trials and other DEVELOPMENT and MANUFACTURE DEVELOPMENT activities.

                      (b) COMMERCIAL SUPPLY. Upon receipt of REGULATORY APPROVAL for a PRODUCT in any country in the TERRITORY, the Parties agree that UNCONJUGATED ANTIBODY for commercial use will be ordered pursuant to a forecasting mechanism developed by the


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      77.
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MANUFACTURE AND SUPPLY CHAIN SUBTEAM. Such forecasting mechanism shall (i) meet the needs of the Parties for commercial supply of UNCONJUGATED ANTIBODY and (ii) be consistent with the terms and conditions of the applicable PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENT and any NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENT. In the event that one of the Parties assumes responsibility for the manufacture and supply of the UNCONJUGATED ANTIBODY pursuant to Section 9.6, 9.16 or 9.17, the Parties shall meet to determine an appropriate forecasting mechanism in the event of such transfer of responsibility. If the Parties determine that greater flexibility in forecasting supply of UNCONJUGATED ANTIBODY is required than is permitted under the applicable PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENT and any NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENT, Coulter shall use COMMERCIALLY REASONABLE EFFORTS to negotiate appropriate modifications to such agreements. Further, the MANUFACTURE AND SUPPLY CHAIN SUBTEAM will meet to develop a detailed procedure pursuant to which Coulter will be provided with the information necessary to submit consolidated purchase orders to the THIRD PARTY manufacturer of UNCONJUGATED ANTIBODY and to establish a schedule setting forth those dates after which UNCONJUGATED ANTIBODY purchase orders may not be placed by the Parties. Such procedure and schedule shall be in accordance with the terms and provisions of the PRE-EXISTING THIRD Party MANUFACTURE AND SUPPLY CHAIN AGREEMENT and any NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENT under which UNCONJUGATED ANTIBODY will be manufactured. Once such a procedure is established, the Parties will work together to collect such information and provide it to Coulter in sufficient time for Coulter to submit such consolidated purchase orders to the THIRD PARTY manufacturer of UNCONJUGATED ANTIBODY.

               9.12.2 PRODUCTION ORDERING MECHANISM FOR RADIOLABELED ANTIBODY FOR DEVELOPMENT AND COMMERCIAL SALE. The Parties acknowledge the careful planning and detailed information required in order to provide accurate and timely orders for RADIOLABELED ANTIBODY to the THIRD PARTY manufacturer of such RADIOLABELED ANTIBODY given the precise time frames required for radiolabeling of UNCONJUGATED ANTIBODY. Within ninety (90) days of the Effective Date, the MANUFACTURE AND SUPPLY CHAIN SUBTEAM will meet to develop a detailed procedure pursuant to which Coulter will be provided with the information necessary to submit consolidated purchase orders to the THIRD PARTY manufacturer of RADIOLABELED ANTIBODY and to establish a schedule setting forth those dates after which RADIOLABELED ANTIBODY purchase orders may not be placed by the Parties. Such procedure and schedule shall be in accordance with the terms and provisions of the PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENT and any NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENT under which RADIOLABELED ANTIBODY will be manufactured. Once such a procedure is established, the Parties will work together to collect such information and provide it to Coulter in sufficient time for Coulter to submit such consolidated purchase orders to the THIRD PARTY manufacturer of RADIOLABELED ANTIBODY.

               9.12.3 DELIVERY; SHIPMENT. The UNCONJUGATED ANTIBODY and RADIOLABELED Antibody supplied under this Agreement will be delivered [*] the THIRD PARTY manufacturer's facility ([*]). [*] shall be construed in accordance with [*]. The MANUFACTURE AND SUPPLY CHAIN SUBTEAM will determine which Party will make shipping arrangements with the carriers.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      78.
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        9.13 QUALITY CONTROL; TESTING. Coulter shall maintain a quality control and testing program consistent with GMP, as required by the FDA and/or any other governmental entity whether in the United States or part of another applicable foreign jurisdiction, with respect to the manufacture of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY by or on behalf of Coulter hereunder. SB shall be entitled to collaborate with Coulter to audit the quality control program for the manufacture of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY.

        9.14   MANUFACTURING REGULATORY COMPLIANCE.

               9.14.1 TERRITORY A. Any manufacture of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY for DEVELOPMENT and MANUFACTURE DEVELOPMENT purposes or commercial sale in TERRITORY A, shall be performed in full compliance with GCP, GLP and GMP and all applicable United States laws and regulations. Coulter or its designee shall serve as the point of contact with the FDA and any other applicable governmental entity in TERRITORY A concerning the manufacture and supply of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY, but may, as appropriate, request the assistance of SB or the JDC with FDA and/or other applicable governmental entity communications.

               9.14.2 TERRITORY B and TERRITORY C. Any manufacture of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY for DEVELOPMENT and MANUFACTURE DEVELOPMENT purposes or commercial sale in TERRITORY B or TERRITORY C shall be performed in full compliance with GCP, GLP and GMP and all applicable United States laws and regulations. SB will notify Coulter of any regulatory requirements for manufacture of UNCONJUGATED ANTIBODY and/or RADIOLABELED ANTIBODY for sale in TERRITORY B or TERRITORY C with which it wishes THIRD PARTY manufacturers of UNCONJUGATED ANTIBODY and/or RADIOLABELED ANTIBODY to comply. To the extent Coulter can cause such manufacturers to comply with such regulatory requirements under the PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS and any NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS, Coulter will do so. If Coulter is unable to do so pursuant to such agreements, the MANUFACTURE AND SUPPLY CHAIN SUBTEAM will meet to discuss how best to address such regulatory requirements, including seeking to amend the applicable PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS and/or NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS to cause such THIRD PARTY manufacturer to be in compliance with the applicable regulatory requirements. The Parties will seek to enter into three-way technical agreements with such manufacturers for the purpose of defining the respective responsibilities of the Parties and such manufacturers for quality control and regulatory compliance. SB shall be entitled to collaborate with Coulter to audit GCP, GLP, and GMP and any other agreed-to compliance for the manufacture of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY. To the extent permitted by applicable laws, SB or its designee shall serve as the point of contact with the foreign equivalents of the FDA and any other applicable governmental entity in TERRITORY B and TERRITORY C concerning the manufacture and supply of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY, but may, as appropriate, request the assistance of Coulter or the JDC with communications with such governmental entities.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      79.

        9.15 RECALLS. The Parties shall immediately inform each other in writing of all information related to (a) any incident relating to a PRODUCT and/or any lot of a PRODUCT that is the subject of recall, market withdrawal or correction, or (b) any PRODUCT that may require, whether based on manufacturing defect, tampering, or otherwise, a recall, field alert, product withdrawal or field correction arising from any defect in any such PRODUCT provided under this Agreement. If either Party believes that a recall of UNCONJUGATED ANTIBODY and/or RADIOLABELED ANTIBODY is desirable or required by law, it will promptly notify the other Party. The Parties will then discuss reasonably and in good faith whether such recall is appropriate or required and the manner in which any recall shall be handled; provided, however, in the event either Party determines that a recall is necessary, such recall shall be implemented. Coulter shall be solely responsible for the handling and disposition of such recalls of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY in TERRITORY A, pursuant to procedures set forth on EXHIBIT J. SB shall cooperate with Coulter in allowing such recall in TERRITORY A to occur pursuant to the procedures set forth on EXHIBIT J. SB shall be solely responsible for the handling and disposition of such recalls of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY in the NON-USA TERRITORY, pursuant to procedures set forth on EXHIBIT J. Coulter shall cooperate with SB in allowing such recall in the NON-USA TERRITORY to occur pursuant to the procedures set forth on EXHIBIT J. EXHIBIT J may be modified at any time by the MANUFACTURE AND SUPPLY CHAIN SUBTEAM subject to the approval of the JDC and JCC.

        9.16 CORRECTIVE ACTION FOR SUPPLY OF UNCONJUGATED ANTIBODY. In order to ensure an uninterrupted supply of UNCONJUGATED ANTIBODY, the Parties agree that in the event the JDC makes a good faith determination that (i) a THIRD PARTY manufacturer which manufactures UNCONJUGATED ANTIBODY and any back-up manufacturer to such THIRD PARTY manufacturer, or (ii) SB (in the event SB is manufacturing UNCONJUGATED ANTIBODY under Section 9.6.1), or (iii) Coulter (in the event Coulter is manufacturing UNCONJUGATED ANTIBODY under Section 9.6.2) (collectively, the "Antibody Manufacturer") has been or will be an unreliable supplier (as defined by the MANUFACTURE AND SUPPLY CHAIN SUBTEAM) of UNCONJUGATED ANTIBODY for Development or commercial sale (a "Failure to Supply Unconjugated Antibody") in TERRITORY A, TERRITORY B or TERRITORY C (the "Affected Territory"), the Parties shall meet promptly to work with the then-current Antibody Manufacturer to attempt to rectify the situation. If such Antibody Manufacturer is unable to assure the Parties, to their reasonable satisfaction, that it will thereafter be a reliable supplier of UNCONJUGATED ANTIBODY, as determined by the JDC, within such Affected Territory, then, subject to the terms of any applicable PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS and/or NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS, the JDC shall either (i) identify another THIRD PARTY manufacturer to become a new Antibody Manufacturer for UNCONJUGATED ANTIBODY in such Affected Territory or (ii) agree that SB or Coulter may supply such UNCONJUGATED ANTIBODY in such Affected Territory (assuming that SB or Coulter is not the Antibody Manufacturer who is unable to supply). In the event the JDC elects to use another THIRD PARTY manufacturer to become a new Antibody Manufacturer for UNCONJUGATED ANTIBODY in such Affected Territory, Coulter shall promptly enter into a manufacture agreement with such THIRD PARTY for the Affected Territory. If SB becomes the Antibody Manufacturer pursuant to this Section 9.16, the Parties shall agree on the economic terms of such supply and Coulter shall transfer all Coulter KNOW-HOW, to the extent permitted under applicable THIRD PARTY agreements, reasonably required to


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      80.

permit SB to manufacture UNCONJUGATED ANTIBODY for DEVELOPMENT purposes or commercial sale in such Affected Territory. In the event a Failure to Supply Unconjugated Antibody by a THIRD PARTY Antibody Manufacturer occurs for reasons beyond the reasonable control of Coulter and SB itself becomes the Antibody Manufacturer pursuant to this Section 9.16 for commercial sale in TERRITORY B or TERRITORY C, the royalty payable by SB to Coulter for sales in TERRITORY B or TERRITORY C, as the case may be, shall thereafter be reduced by [*] of NET SALES of such PRODUCT, subject to a floor of [*] royalty on such sales in TERRITORY B and TERRITORY C. In the event a Failure to Supply Unconjugated Antibody by a Third Party Antibody Manufacturer occurs for reasons within the reasonable control of Coulter and SB itself becomes the Antibody Manufacturer pursuant to this Section 9.16 for commercial sale in TERRITORY B or TERRITORY C, the royalty payable by SB to Coulter for sales in TERRITORY B or TERRITORY C, as the case may be, shall thereafter be reduced by [*] of NET SALES of such PRODUCT, subject to a floor of [*] royalty on such sales in TERRITORY B and TERRITORY C. For purposes of this Section 9.16, TERRITORY A shall include Canada and Mexico and TERRITORY B and TERRITORY C shall exclude such countries.

        9.17 CORRECTIVE ACTION FOR SUPPLY OF RADIOLABELED ANTIBODY. In order to ensure an uninterrupted supply of RADIOLABELED ANTIBODY, the Parties agree that in the event the JDC makes a good faith determination that the THIRD PARTY manufacturer and any back-up manufacturer to such THIRD PARTY manufacturer, which conjugates UNCONJUGATED ANTIBODY to (131)Iodine to create RADIOLABELED ANTIBODY for DEVELOPMENT or commercial sale in NORTH AMERICA, TERRITORY B (during the time Coulter is obligated to supply in TERRITORY B under this Agreement) or TERRITORY C (during the time Coulter is obligated to supply in TERRITORY C under this Agreement) (collectively, the "Radiolabeling Manufacturer") has been or will be an unreliable supplier (as defined by the MANUFACTURE AND SUPPLY CHAIN SUBTEAM) of RADIOLABELED ANTIBODY, the Parties shall meet promptly to work with the then-current Radiolabeling Manufacturer to attempt to rectify the situation. If such Radiolabeling Manufacturer is unable to assure the Parties, to their reasonable satisfaction, that it will thereafter be a reliable supplier of RADIOLABELED ANTIBODY as determined by the JDC, then, subject to the terms of any applicable PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS and/or NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS, the JDC shall either (i) identify another THIRD PARTY manufacturer to become a new Radiolabeling Manufacturer for RADIOLABELED ANTIBODY in NORTH AMERICA, TERRITORY B or TERRITORY C, as applicable, or (ii) agree that SB may supply such RADIOLABELED ANTIBODY in NORTH AMERICA, TERRITORY B or TERRITORY C, as applicable, upon terms to be agreed to by the Parties. In the event the JDC elects to use another THIRD PARTY manufacturer to become a new Radiolabeling Manufacturer for RADIOLABELED ANTIBODY in NORTH AMERICA, TERRITORY B or TERRITORY C under this Section 9.17, Coulter shall promptly enter into a manufacture agreement with such THIRD PARTY. If SB manufactures RADIOLABELED ANTIBODY for NORTH AMERICA, TERRITORY B or TERRITORY C pursuant to this Section 9.17, Coulter shall transfer all Coulter KNOW-HOW reasonably required to permit SB to manufacture RADIOLABELED ANTIBODY for DEVELOPMENT purposes or commercial sale in NORTH AMERICA, TERRITORY B or TERRITORY C. For purposes of this Section 9.17, TERRITORY B shall exclude Canada. For purposes of this Section 9.17, TERRITORY C shall exclude Mexico.



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      81.

        9.18 EXCHANGE OF INFORMATION. In the event of a transfer of manufacturing responsibility from Coulter to SB pursuant to Section 9.6.1, 9.16 or 9.17, the Parties will undertake to exchange and to use COMMERCIALLY REASONABLE EFFORTS to cause THIRD PARTY manufacturers to exchange, on a regular basis, all data relating to the manufacture of UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY, provided that such exchange shall in all cases be consistent with the obligations under any PRE-EXISTING THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS and NEW THIRD PARTY MANUFACTURE AND SUPPLY CHAIN AGREEMENTS. All information transferred, provided or exchanged under this
Section 9.18 will be subject to the confidentiality requirements set forth in
Article 17.

                                   ARTICLE 10

                                   TRADEMARKS


        10.1 SELECTION AND OWNERSHIP OF TRADEMARKS.

               10.1.1 TERRITORY A. The Parties agree to use the TRADEMARK Bexxar(TM) for purposes of CO-PROMOTING the PRODUCT in TERRITORY A, unless the JCC selects a different TRADEMARK for use in TERRITORY A. SB acknowledges Coulter's ownership of Bexxar(TM) and that Coulter shall be the owner of any other TRADEMARK(S) selected and used for purposes of CO-PROMOTING the PRODUCT in TERRITORY A (collectively, "Territory A Trademark(s)") and agrees that it will do nothing inconsistent with such ownership. SB further agrees that nothing in this Agreement shall give SB any right, title or interest in the Territory A Trademark(s) other than the right to use the Territory A Trademark(s) in accordance with, and during the term of, this Agreement.

               10.1.2 NON-USA TERRITORY. The JCC will select the TRADEMARK(S) for marketing the PRODUCT in the NON-USA TERRITORY. In the event that the TRADEMARK(S) selected for use in the NON-USA TERRITORY is one which was identified by SB to Coulter prior to the Effective Date as having already undergone searching by SB, such TRADEMARK(S) shall be owned by SB ("SB Trademarks"). At the termination of this Agreement, SB shall continue to have unrestricted ownership of SB Trademarks throughout the NON-USA TERRITORY. In the event that the TRADEMARK(S) selected for use in the NON-USA TERRITORY is not such an SB Trademark, such TRADEMARK(S) shall be owned by Coulter ("Coulter Trademarks"). At the termination of this Agreement, Coulter shall continue to have unrestricted ownership of such Coulter Trademarks throughout the TERRITORY, subject to SB's right to own such TRADEMARK in TERRITORY B and TERRITORY C after the expiration of the Agreement as provided in Section 13.1.2. SB acknowledges Coulter's ownership of the Coulter Trademarks, agrees that it will do nothing inconsistent with such ownership, and agrees that nothing in this Agreement shall give SB any right, title or interest in the Coulter Trademarks other than the right to use the Coulter Trademarks in accordance with this Agreement. Coulter acknowledges SB's ownership of the SB Trademarks, agrees that it will do nothing inconsistent with such ownership, and agrees that nothing in this Agreement shall give Coulter any right, title or interest in the SB Trademarks other than the right to use the SB Trademarks in accordance with this Agreement.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      82.

        10.2   DEVELOPMENT OF TRADEMARKS.

               10.2.1 TERRITORY A. Coulter shall create, search, prosecute, register and maintain any and all Territory A Trademarks. All OUT-OF-POCKET COSTS paid by Coulter after the Effective Date for creating, searching, registering and maintaining such Territory A Trademarks shall be included in TRADEMARK COSTS.

               10.2.2 NON-USA TERRITORY. SB shall, at its sole expense, create, search, prosecute, register, and maintain all SB Trademarks developed for the purposes of this Agreement that will be used in the NON-USA TERRITORY. SB will further defend such SB Trademarks against any infringement and other claims made by THIRD PARTIES in the NON-USA TERRITORY. Coulter shall, at its sole expense, create, search, prosecute, register, and maintain all Coulter Trademarks developed for the purposes of this Agreement that will be used in the NON-USA TERRITORY. Coulter will further defend such Coulter Trademarks against any infringement and other claims made by THIRD PARTIES in the NON-USA TERRITORY.

               10.2.3 DEVELOPMENT OF ADDITIONAL TRADEMARKS IN THE NON-USA TERRITORY. Coulter and SB agree that Coulter may, at its sole discretion and expense, create, search, prosecute, register and maintain concurrently TRADEMARKS not confusingly similar to the SB Trademarks, but bearing the same description of goods, to be used in the NON-USA TERRITORY at the termination of this Agreement or in the event Coulter otherwise obtains marketing rights for PRODUCTS in portions of the NON-USA TERRITORY.

        10.3 LICENSE GRANTS.

               10.3.1 TERRITORY A. Coulter hereby agrees to grant to SB an exclusive (except as to Coulter), royalty-free license to use the Territory A Trademark(s) (defined in Section 10.1.1) for the making, use, sale, offer for sale and importation of the PRODUCT in TERRITORY A for the term of the Agreement, subject to Coulter's right to CO-PROMOTE PRODUCT in TERRITORY A in accordance with the terms of this Agreement. Such license shall be granted promptly after each Territory A Trademark is selected in accordance with Section 10.1.1.

               10.3.2 NON-USA TERRITORY. Coulter hereby agrees to grant to SB an exclusive, royalty-free license to use the Coulter Trademark(s) (as defined in Section 10.1.2) for the making, use, sale, offer for sale and importation of the PRODUCT in the NON-USA TERRITORY for the term of the Agreement, subject to the use by Coulter of the Coulter Trademark for any purpose related to Coulter's supply obligations under this Agreement related to the PRODUCT in the NON-USA TERRITORY for the term of the Agreement. Such license shall be granted promptly after each Coulter Trademark is selected in accordance with Section 10.1.2. SB hereby agrees to grant to Coulter a non-exclusive, royalty-free license to use the SB Trademark(s) (as defined in Section 10.1.2) for any use related to Coulter's supply obligations under this Agreement related to the PRODUCT in the NON-USA TERRITORY for the term of the Agreement. Such license shall be granted promptly after each SB Trademark is selected in accordance with Section 10.1.2.

               10.3.3 LICENSED TRADEMARKS. The TRADEMARKS to be licensed by the Parties pursuant to Sections 10.3.1 and 10.3.2 shall be, collectively, the "Licensed Trademarks."


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      83.

        10.4 USE OF TRADEMARKS.

               10.4.1 TERRITORY A TRADEMARKS AND COULTER TRADEMARKS. With regard to Territory A Trademark(s) (as defined in Section 10.1.1) or in the event that the TRADEMARK for the PRODUCT in the NON-USA TERRITORY is a Coulter Trademark (as defined in Section 10.1.2), SB agrees to conform with Coulter's customary guidelines under this Article 10 with respect to manner of use, and to maintain Coulter's quality standards with respect to the goods sold and services provided in connection with the TRADEMARKS. Further, except when used in accordance with any usage guidelines provided by Coulter, SB shall submit to Coulter any materials bearing the TRADEMARKS for review and approval prior to the use thereof and shall make no use of the TRADEMARKS without Coulter's written consent. SB shall execute any documents required in the reasonable opinion of Coulter to be entered as a "registered user" or recorded licensee of the TRADEMARKS, or to be removed as registered user or licensee thereof.

               10.4.2 SB TRADEMARKS. In the event that the TRADEMARK for the PRODUCT in the NON-USA TERRITORY is a SB Trademark (as defined in Section 10.1.2), Coulter agrees to conform with SB's customary guidelines under this
Article 10 with respect to manner of use, and to maintain SB's quality standards with respect to the goods sold and services provided in connection with the TRADEMARKS. Further, except when used in accordance with any usage guidelines provided by SB, Coulter shall submit to SB any materials bearing the TRADEMARKS for review and approval prior to the use thereof and shall make no use of the TRADEMARKS without SB's written consent. Coulter shall execute any documents required in the reasonable opinion of SB to be entered as a "registered user" or recorded licensee of the TRADEMARKS, or to be removed as registered user or licensee thereof.

               10.4.3 QUALITY MAINTENANCE. SB agrees to cooperate with Coulter in facilitating Coulter's quality assurance responsibilities by permitting reasonable inspection of SB's operations as they pertain to the Territory A Trademarks (as defined in Section 10.1.1) and the Coulter Trademarks (as defined in Section 10.1.2) and supplying Coulter with specimens of use of such TRADEMARKS upon reasonable request, but in any case no more often than twice each calendar year. SB will comply with all applicable laws and regulations and obtain all government approvals pertaining to the sale, distribution and advertising of PRODUCTS offered in the NON-USA TERRITORY under the Coulter Trademarks and covered by this Agreement. Coulter agrees to cooperate with SB in facilitating SB's quality assurance responsibilities by permitting reasonable inspection of Coulter's operations as they pertain to the SB Trademarks (as defined in Section 10.1.2) and supplying SB with specimens of use of the SB Trademarks upon reasonable request, but in any case no more often than twice each calendar year.

        10.5 INFRINGEMENT OF TRADEMARKS.

               10.5.1 TERRITORY A. Each Party shall notify the JCC promptly upon learning of any actual, alleged or threatened infringement of any Territory A Trademark or of any unfair trade practices, trade dress imitation, passing off of counterfeit goods, or like offenses, or any such claims brought by a THIRD PARTY against a PRODUCT in TERRITORY A (hereinafter "Infringement"). Upon learning of such Infringement, the JCC shall confer with the Parties


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      84.

regarding strategy and filing of an action to deal with the Infringement. In the event the JCC determines that an action with regard to such Infringement is necessary or desirable, Coulter shall have the first right, but not the obligation, to institute, prosecute and control any legal proceedings in its own name and by its own counsel to prevent or restrain such Infringement, and SB agrees to give Coulter its reasonable cooperation and assistance. In the event Coulter elects not to exercise such first right, SB shall have the right, but not the obligation, to institute, prosecute and control any legal proceedings in its own name and by its own counsel to prevent or restrain such Infringement, and Coulter agrees to give SB its reasonable cooperation and assistance.

               10.5.2 TERRITORY B; TERRITORY C. Each Party shall notify the other Party promptly upon learning of any actual, alleged or threatened infringement of any TRADEMARK or of any unfair trade practices, trade dress imitation, passing off of counterfeit goods, or like offenses, or any such claims brought by a THIRD PARTY against a PRODUCT in TERRITORY B or TERRITORY C (hereinafter "Infringement"). If the TRADEMARK involved is an SB Trademark (as defined in Section 10.1.2), or if the Infringement is otherwise not related to a Coulter Trademark (as defined in Section 10.1.2), SB shall be primarily responsible for instituting, prosecuting and controlling any legal proceedings in its own name and by its own counsel to prevent or restrain such Infringement, and Coulter agrees to give SB its reasonable cooperation and assistance. If the TRADEMARK involved is a Coulter Trademark, Coulter shall be primarily responsible for instituting, prosecuting and controlling any legal proceedings in its own name and by its own counsel to prevent or restrain such Infringement, and SB agrees to give Coulter its reasonable cooperation and assistance.

               10.5.3 STAND-BY RIGHTS. If the Party having the primary right to institute, prosecute, and control such Infringement action under Sections 10.5.1 or 10.5.2 fails to do so within a period of ninety (90) days after receiving notice of the Infringement, or if that Party, after initiating an action, determines to discontinue such action, the other Party shall have the right to bring and control or take over any such action by counsel of its own choice, unless prevented from doing so by the laws of the country where the Infringement occurred or is threatened.

        10.6 COSTS RELATED TO INFRINGEMENT.

               10.6.1 TERRITORY A. All TRADEMARK COSTS related to TERRITORY A and all OUT-OF-POCKET COSTS paid to outside counsel and other THIRD PARTIES which were incurred in bringing, maintaining and prosecuting any action described in Section 10.5.1 shall be included as part of the determination of the JOINT P&L as outlined in Section 7.1.14 and any recovery shall be added to NET SALES in TERRITORY A, provided that such OUT-OF-POCKET COSTS were incurred after the Effective Date and approved by the JCC.

               10.6.2 TERRITORY B; TERRITORY C. All OUT-OF-POCKET COSTS paid to outside counsel and other THIRD PARTIES which were incurred in bringing, maintaining and prosecuting any action described in Section 10.5.2 shall be borne by the Party incurring the expense and any recovery shall be kept by the Party which was responsible for bringing the action.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      85.

        10.7 TRADE DRESS.

               10.7.1 TERRITORY A. In TERRITORY A, PRODUCT will be packaged in standard Coulter packaging, subject to Section 7.1.8. If SB's rights to PRODUCT are terminated in accordance with this Agreement in TERRITORY A, SB shall not be permitted to use Coulter packaging with respect to PRODUCT in such territory.

               10.7.2 TERRITORY B AND TERRITORY C. In TERRITORY B and TERRITORY C, PRODUCT will be packaged in standard SB packaging, subject to Section 7.1.8. If SB's rights to PRODUCT are terminated in accordance with this Agreement in a particular country, Coulter shall not be permitted to use SB packaging with respect to PRODUCT in such country, and shall not permit its subsequent licensees to use SB packaging with respect to PRODUCT in such country.

                                   ARTICLE 11

    PROSECUTION, MAINTENANCE AND INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS

        11.1 INVENTIONS.

               11.1.1 Coulter shall own all INVENTIONS made solely by its employees and agents, and all patent applications and patents claiming such INVENTIONS. SB shall own all INVENTIONS made solely by its employees and agents, and all patent applications and patents claiming such INVENTIONS. All INVENTIONS made jointly by employees or agents of Coulter and employees or agents of SB and all patent applications and patents claiming such INVENTIONS shall be owned jointly by Coulter and SB. All determinations of inventorship under this Section
11.1.1 shall be in accordance with U.S. law. The Parties will seek to negotiate provisions in agreements with THIRD PARTY manufacturers or suppliers of services relating to the PRODUCT which provide the Parties with ownership or CONTROL of any intellectual property relating to the PRODUCT which arises out of such THIRD PARTY agreements, sufficient for Coulter or SB to be able to manufacture and sell PRODUCT throughout the TERRITORY upon expiration of this Agreement and/or to transfer such intellectual property to a THIRD PARTY supplier. All such provisions shall be approved in advance by the JDC.

               11.1.2 Each Party shall promptly disclose to the other Party the complete texts of all patent applications filed by the disclosing party after the Effective Date which relate to ANTI-CD-20 ANTIBODY as well as all information received after the Effective Date concerning the institution or possible institution of any interference, opposition, re-examination, reissue, revocation, nullification or any official proceeding involving PATENT RIGHTS anywhere in the TERRITORY. The Party reviewing such disclosure shall have the right to review all such pending applications and other proceedings and make recommendations concerning them and their conduct. The Parties shall keep each other promptly and fully informed of the course of patent prosecution or other proceedings relating to ANTI-CD-20 ANTIBODY including by providing copies of substantive communications, search reports and THIRD PARTY observations submitted to or received from patent offices throughout the TERRITORY. The Parties shall provide such patent consultation at no cost except as otherwise provided in this Agreement. In addition, SB and


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      86.
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Coulter shall each disclose to the other and discuss any INVENTION relating to
ANTI-CD20 ANTIBODY and the desirability of filing a United States patent application covering the INVENTION, as well as any foreign counterparts, except that SB shall have no obligation to disclose to Coulter [*] other than jointly with an employee or agent of Coulter related to [*]. To facilitate such discussions and any decision-making with respect to jointly-owned INVENTIONS, each Party will appoint a "patent coordinator," who will have the authority to participate in such discussions and make such decisions on behalf of such Party. With respect to INVENTIONS relating to ANTI-CD20 ANTIBODY owned by one Party, the Party owning the INVENTION shall make the final decision with respect to any such filings, provided that SB shall have the right, but not the obligation, to assume responsibility for any COULTER PATENT RIGHT which does not cover a jointly-owned INVENTION, or any part of such a COULTER PATENT RIGHT, which Coulter intends to abandon or otherwise cause or allow to be forfeited (unless Coulter has decided to abandon or forfeit such COULTER PATENT RIGHT in order to preserve other COULTER PATENT Rights or because the substance of such claims are covered under other COULTER PATENT RIGHTS and SB's patent coordinator has confirmed that such decision will not diminish the patent protection for PRODUCT). Coulter shall give SB reasonable written notice prior to abandonment or other forfeiture of any COULTER PATENT RIGHT relating to ANTI-CD20 ANTIBODY or any part of a COULTER PATENT RIGHT relating to ANTI-CD20 ANTIBODY so as to permit SB to exercise its rights under this Section. With respect to jointly-owned INVENTIONS, the patent coordinators shall jointly make the final decision with respect to any such filings, as well as the prosecution and maintenance of the PATENT RIGHTS which result from such filings. Each Party shall have the right to select patent counsel and to take such other actions as are reasonably appropriate to prepare, file, prosecute and maintain patent protection with respect to its INVENTIONS, consistent with the terms of this
Article 11.

        11.2 PROSECUTION AND MAINTENANCE OF PATENT RIGHTS; ALLOCATION OF PATENT COSTS. Each Party shall be responsible throughout the TERRITORY for prosecuting and maintaining its own PATENT RIGHTS, subject to Section 11.1.2, and Coulter shall be responsible throughout the TERRITORY for prosecuting and maintaining any jointly-owned INVENTIONS, subject to Section 11.1.2, and all such activity shall be at the responsible Party's expense except as otherwise provided in this
Article 11. All PATENT COSTS in the TERRITORY arising after the Effective Date for the COULTER PATENT RIGHTS or the SB PATENT RIGHTS which cover jointly-owned INVENTIONS shall be shared equally by the Parties. All PATENT COSTS in TERRITORY A arising after the Effective Date for the COULTER PATENT RIGHTS or the SB PATENT RIGHTS shall be borne equally by the Parties to the extent that they relate to ANTI-CD20 ANTIBODY, otherwise they are borne by the Party incurring such expense. All PATENT COSTS outside of TERRITORY A arising after the Effective Date for the COULTER PATENT RIGHTS which do not cover jointly-owned INVENTIONS shall be borne solely by Coulter. All PATENT COSTS outside of TERRITORY A arising after the Effective Date for the SB PATENT RIGHTS which do not cover jointly-owned INVENTIONS shall be borne solely by SB.

        11.3 COOPERATION. Each of the Parties shall execute or have executed by its appropriate employees, representatives, agents, and contractors such documents as may be necessary to obtain, perfect or maintain any PATENT RIGHTS filed or to be filed pursuant to this Agreement, and shall cooperate with the other Party so far as reasonably necessary with respect


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      87.
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to furnishing all information and data in its possession reasonably necessary to obtain or maintain such PATENT RIGHTS.

        11.4 INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

               11.4.1 RIGHT TO BRING ACTION; TREATMENT OF RECOVERY.

                      (a) If either Party should become aware of any infringement or threatened infringement or misappropriation, as the case may be, in any country of the TERRITORY of any INTELLECTUAL PROPERTY RIGHTS of the other Party, it shall promptly notify such other Party in writing. As soon as practicable, the Parties shall confer on the particulars of such infringement or misappropriation and the possible courses of action to be taken. Subject to Sections 11.4.3 and 11.4.4, the Party holding the affected INTELLECTUAL PROPERTY RIGHTS (or, in the case of jointly-owned INVENTIONS, Coulter) shall have the first right, but not the obligation, to institute, prosecute and control any legal proceedings in its own name and by its own counsel to prevent or restrain such infringement, and the other Party shall have the right to be represented in such action by its own counsel. If one Party brings any such action or proceeding, whether under this Section 11.4.1(a) or under Section 11.4.2, the other Party hereby consents to being joined as a Party plaintiff where necessary and, in case of joining, such other Party agrees to give the Party bringing such suit reasonable assistance and authority to file and to prosecute such suit, at the exercise of the Party bringing such suit. All OUT-OF-POCKET COSTS of any such action or proceeding in TERRITORY A shall be included as part of the determination of the JOINT P&L as outlined in Section 7.1.14 to the extent that such costs relate to ANTI-CD20 ANTIBODY. All OUT-OF-POCKET COSTS of any such action or proceeding in TERRITORY B or TERRITORY C shall be borne by the Party incurring such costs.

                      (b) In the event a Party recovers any damages or other monetary awards in any proceedings or by way of settlement under Section 11.4.3(b) for infringement or misappropriation of INTELLECTUAL PROPERTY RIGHTS in TERRITORY A, or royalties as a result of a license grant to a THIRD PARTY in TERRITORY A under Section 11.4.3(b), (collectively "Recovery") such Recovery shall be treated as NET SALES for purposes of the JOINT P&L. In the event a Party recovers any damages or other monetary awards in any proceedings or by way of settlement under Section 11.4.3(a) for infringement or misappropriation of INTELLECTUAL PROPERTY RIGHTS in TERRITORY B or TERRITORY C, such recovery shall be reimbursed first to each Party on a pro-rata basis for any OUT-OF-POCKET COSTS incurred by such Party pursuant to the last sentence of Section 11.4.1(a) or Section 11.4.2 and then the excess shall be distributed between the Parties on a pro-rata basis in proportion to the estimated economic loss incurred by each of them as a result of the reduction in NET SALES of PRODUCT in TERRITORY B and TERRITORY C caused by the infringements, provided that the Party bringing the action shall be entitled to at least one half of such excess, and further provided that, in the event that SB is the Party bringing the action, in no event shall the amount of Coulter's share exceed the royalties Coulter would have received had the sales which were the subject of the action been NET SALES.

               11.4.2 If the Party having the primary right to institute, prosecute, and control such infringement or misappropriation action under
Section 11.4.1(a) fails to do so within a


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      88.
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period of ninety (90) days after receiving notice of the infringement or misappropriation, or if that Party, after initiating an action, determines to discontinue such action, the other Party shall have the right, but not the obligation, to the extent related to ANTI-CD20 ANTIBODY, to bring and control or take over any such action by counsel of its own choice, unless prevented from doing so by the laws of the country where the infringement or misappropriation occurred or is threatened, and subject to Sections 11.4.3 and 11.4.4. All OUT-OF-POCKET COSTS of any such action or proceeding in TERRITORY A shall be included as part of the JOINT P&L to the extent that such costs relate to ANTI-CD20 ANTIBODY. All OUT-OF-POCKET COSTS of any such action or proceeding in TERRITORY B or TERRITORY C shall be borne by the Party incurring such costs.

               11.4.3

                      (a) OUTSIDE TERRITORY A. The Party conducting such infringement or misappropriation action outside of TERRITORY A shall have full control over its conduct, including settlement thereof provided that the Parties shall keep one another informed of the status of and of their respective activities regarding any litigation or settlement thereof concerning PRODUCT in the TERRITORY and provided further that no settlement or consent judgment or other voluntary final disposition of any suit defended or action brought by a Party pursuant to Section 11.4.1(a) or Section 11.4.2 may be entered into without the consent of the other Party if such settlement would require the other Party to be subject to an injunction or to make a monetary payment or would otherwise adversely affect the other Party's rights under this Agreement.

                      (b) INSIDE TERRITORY A. In the event that the Parties decide that it is desirable to grant a license related to any ANTI-CD-20 ANTIBODY to a THIRD PARTY under Coulter's INTELLECTUAL PROPERTY RIGHTS in TERRITORY A, or in the event that the Party controlling the action in TERRITORY A under Section 11.4.1(a) or Section 11.4.2 desires to settle such action by granting a license to a THIRD PARTY under Coulter's INTELLECTUAL PROPERTY RIGHTS in TERRITORY A or in the event that the granting of a license to a THIRD PARTY under Coulter's INTELLECTUAL PROPERTY RIGHTS in TERRITORY A is part of a condition required by a THIRD PARTY as part of the THIRD PARTY'S forbearance to sue Coulter and/or SB and/or any regulatory agency or otherwise forbear to exercise or agree to waive a legal or administrative or governmental action or right or impediment against Coulter and/or SB with respect to preventing Coulter and/or SB from lawfully commercializing PRODUCT in TERRITORY A, the Parties will promptly meet to determine the appropriate and lawful course of action and no settlement or consent judgment or other voluntary final disposition of any suit defended or action brought by a Party pursuant to Section 11.4.1(a) or Section
11.4.2 in TERRITORY A which includes the grant of such a license may be entered into without the consent of the other Party.

               11.4.4 In connection with any action taken by either Party against a THIRD PARTY to protect or enforce any INTELLECTUAL PROPERTY RIGHTS, the other Party shall, if requested, consult with the Party taking such action, and make available as witnesses its employees or as evidence any materials, and/or data as are reasonably necessary for the furtherance of such action. The OUT-OF-POCKET COSTS in connection with the providing of witnesses and/or the making available of any materials and/or data shall be borne by the Party incurring them. If such OUT-OF POCKET COSTS are incurred in TERRITORY A, they shall be included as part of the JOINT


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      89.
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P&L, and if they are incurred in TERRITORY B or TERRITORY C, they shall be borne by the Party incurring such costs

        11.5 DEFENSE AND SETTLEMENT OF THIRD PARTY CLAIMS FOR PRODUCTS IN THE TERRITORY; OPPOSITION AND REVOCATION PROCEEDINGS.

               11.5.1 DEFENSE AND SETTLEMENT OF THIRD PARTY CLAIMS IN TERRITORY
A. If a THIRD PARTY asserts that a patent or other right owned by it is infringed by the manufacture, use or sale of any PRODUCT in TERRITORY A, the Party first obtaining knowledge of such a claim shall immediately provide the other Party notice of such claim and the related facts in reasonable detail. The JDC or JCC (as appropriate) shall determine how best to control the defense of any such claim (including the bringing of a declaratory judgment action) with respect to PRODUCT. In the event the JDC or JCC cannot agree on the defense of any such claim or whether or not a particular Party shall control the defense, the Parties shall submit such issue(s) promptly thereafter to an UNAFFILIATED EXPERT who is a patent attorney. The OUT-OF-POCKET COSTS of engaging such UNAFFILIATED EXPERT patent attorney for such determination shall be shared equally by the Parties. The determination of such UNAFFILIATED EXPERT patent attorney shall be binding on the JDC or JCC. The entity that controls the defense of a given claim with respect to PRODUCT shall also have the right to control settlement of such claim; provided, however, that (a) if one Party controls, no settlement or consent judgment or other voluntary final disposition of any such claim may be entered into without the consent of the other Party if such settlement would require the other Party to be subject to an injunction or to make a monetary payment or would otherwise adversely affect the other Party's rights under this Agreement, and (b) such Party shall solely bear all OUT-OF-POCKET COSTS it incurs with respect to such defense which costs did not receive the prior written approval of the JDC or JCC (as appropriate).

               11.5.2 DEFENSE AND SETTLEMENT OF THIRD PARTY CLAIMS OUTSIDE OF TERRITORY A. If a THIRD PARTY asserts that a patent or other right owned by it is infringed by the manufacture, use or sale of any PRODUCT outside of TERRITORY A, the Party first obtaining knowledge of such a claim shall immediately provide the other Party notice of such claim and the related facts in reasonable detail. SB shall have the right, but not the obligation, to defend such suit at its own expense. Coulter and SB shall provide reasonable assistance to one another and reasonably cooperate in any such litigation at the other's request without expense to the requesting party.

               11.5.3 RE-EXAMINATION, OPPOSITION AND REVOCATION PROCEEDINGS. After the Effective Date, in the event either Coulter or SB believes that initiating a re-examination, revocation or opposition proceeding against patent rights held by a THIRD PARTY is necessary or desirable in order to manufacture or develop or commercialize the PRODUCT anywhere in the TERRITORY, or otherwise assure that their activities under this Agreement do not infringe the intellectual property rights of such THIRD PARTY, then the JDC will discuss the situation in good faith. In the event that the JDC cannot make a unanimous decision regarding whether or not such revocation or opposition proceeding is necessary or desirable or whether or not a particular Party shall conduct such proceeding, the Parties shall submit such issue(s) promptly thereafter to an UNAFFILIATED EXPERT who is a patent attorney. The OUT-OF-POCKET COSTS of engaging such UNAFFILIATED EXPERT patent attorney for such determination shall be shared equally by the


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      90.

Parties. The determination of such UNAFFILIATED EXPERT shall be binding on the JDC. SB shall have the first right, but not the obligation, to bring such re-examination, opposition or revocation action outside of TERRITORY A. Coulter and SB shall provide reasonable assistance to one another and reasonably cooperate in any such litigation at the other's request without expense to the requesting party. All PATENT COSTS inside TERRITORY A related to any such re-examination, opposition and revocation proceeding brought by a Party in accordance with this Section 11.5.3 shall be included as part of the JOINT P&L. All PATENT COSTS outside of TERRITORY A related to any such re-examination, opposition and revocation proceeding brought by a Party in accordance with this
Section 11.5.3 shall be borne by the Party that incurred such expense.

        11.6 ALLOCATION OF EXPENSES. The OUT-OF-POCKET COSTS incurred by either Party under Section 11.2 shall be allocated between the Parties as provided in
Section 11.2. The OUT-OF-POCKET COSTS incurred by either Party under Section
11.4 shall be allocated between the Parties as provided in Section 11.4. The OUT-OF-POCKET COSTS incurred by either Party of engaging an UNAFFILIATED EXPERT, patent defense, settlement and judgments pursuant to Section 11.5 with respect to PRODUCT in TERRITORY A shall be a shared expense of the Parties. The OUT-OF-POCKET COSTS of patent defense, settlement and judgments pursuant to Sections 11.5.1 and 11.5.2 with respect to PRODUCT outside of TERRITORY A shall be borne by the Party which incurred such expense. The OUT-OF-POCKET COSTS incurred by either Party of engaging an UNAFFILIATED EXPERT pursuant to Section
11.5.3 shall be a shared expense of the Parties. All PATENT COSTS incurred by a Party pursuant to Section 11.5.3 shall be allocated between the Parties as provided in Section 11.5.3.

        11.7 ROYALTY REDUCTION IN TERRITORY B or TERRITORY C. If, as a result of settlement procedures or litigation under Section 11.5, SB is required to pay a THIRD PARTY a royalty in TERRITORY B or TERRITORY C or make any payment of any kind for the right to use the Coulter INTELLECTUAL PROPERTY RIGHTS in a particular country in TERRITORY B or TERRITORY C, SB may deduct, from the amount of royalties owed to Coulter in connection with the country, [*] of the amount of the royalty or such other amount payable to the THIRD PARTY in respect of the sale of the allegedly infringing PRODUCT, provided that (i) the balance of such royalty or other payment obligation shall be included in NON-USA COGS, and (ii) in any event, the net royalty payable to Coulter for that country shall not be reduced to an amount less than [*] of NET SALES in such country or [*] per Bexxar Therapy (as defined in Section 7.2.5(f)), whichever is greater.

        11.8 FORECLOSURE UNDER SECURITY AGREEMENT. In order to grant SB a security interest in certain collateral, the Parties have executed a Security Agreement (the "Security Agreement") concurrent with the execution of the LOAN AGREEMENT. Such collateral includes those COULTER PATENT RIGHTS identified in the Security Agreement The Parties agree that the following procedures shall apply in the event of default by Coulter under the Security Agreement and the exercise of rights and remedies by SB thereunder. As used in this Section 11.8, the term "Secured Patents" shall refer to all COULTER PATENT RIGHTS included within the defined term "Collateral" under the Security Agreement.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      91.

               11.8.1 FORECLOSURE NOT A TERMINATION OF THIS AGREEMENT. A default by Coulter under the Security Agreement and the exercise of any rights or remedies by SB thereunder shall not constitute a termination of this Agreement. Such termination shall occur, if at all, only upon the events specified in
Article 13 or as otherwise provided in this Agreement. So long as this Agreement remains in effect, the provisions of this Article 11 shall apply to the Secured Patents, whether title is in the name of Coulter or SB. Notwithstanding the above, in the event SB exercises its rights or remedies under the Security Agreement, and this Agreement remains in effect, SB shall be entitled to one hundred percent (100%) of all royalties or other remuneration generated as a result of any license granted by the Parties to a THIRD PARTY in TERRITORY A under Section 11.4.3(b).

               11.8.2 TRANSFER OF SECURED PATENTS.

                      (a) If SB exercises rights or remedies under the Security Agreement, then, so long as title to the Secured Patents remains in the name of Coulter, Coulter shall continue to perform prosecution, maintenance, and enforcement of such PATENT RIGHTS, subject, however, to the terms of this
Article 11, provided that in performing such work, Coulter shall at all times keep SB fully informed of its actions with respect to the Secured Patents and shall follow SB's instructions with respect to such matters to the extent that they may affects rights within the field of ANTI-CD20 ANTIBODIES.

                      (b) If SB forecloses on the Secured Patents or otherwise obtains title thereto, Coulter shall promptly and fully cooperate in the orderly transfer of title from Coulter to SB of such Secured Patents and shall execute all documents necessary to effect such transfer at its expense. Coulter shall make available to SB , at Coulter's expense, copies of all its relevant files regarding the creation, prosecution, maintenance, enforcement and extension of the Secured Patents.

                      (c) Any transfer of the Secured Patents to any party other than SB shall be subject to an agreement by the transferee to take such patents subject to the terms of this Section 11.8, as if such transferee were SB.

               11.8.3 MAINTENANCE OF SECURED PATENTS.

                      (a) If SB obtains title to the Secured Patents, it shall, at its expense, prosecute and maintain the Secured Patents, provided that:

                             (i) SB shall keep Coulter promptly and fully
informed of the course of patent prosecution and other proceedings including by providing Coulter with copies of substantive communications, search reports and third party observations submitted to or received from patent offices throughout the TERRITORY or Japan,

                             (ii) SB will disclose to Coulter all information
concerning the institution or possible institution of any interference, opposition, re-examination, reissue, revocation, nullification or any official proceeding involving a Secured Patent anywhere in the TERRITORY or Japan, and


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      92.

                             (iii) subject to Section 11.8.3(c), SB shall use
COMMERCIALLY REASONABLE EFFORTS with respect to such prosecution and maintenance. Notwithstanding the above, Coulter shall reimburse SB for all costs it incurs with respect to the prosecution or maintenance of Secured Patents to the extent that such costs are not related to the field of ANTI-CD20 ANTIBODIES within thirty (30) days following receipt from SB of an accounting for such costs, together with a related invoice.

                      (b) Coulter shall have the right to review all such pending applications and other proceedings outlined in Sections 11.8.3(a) and
(b) and make recommendations to SB concerning them and their conduct, provided that SB shall have sole discretion with respect to all decisions related thereto, except as otherwise provided in Section 11.8.3(d). Coulter shall provide such patent consultation to SB at no cost to SB. Coulter shall hold all information disclosed to it under this section as confidential subject to the provisions of Article 17.

                      (c) Notwithstanding Section 11.8.3(a)(iii), SB shall have no obligation to maintain or prosecute any claims contained in the Secured Patents, and may abandon or otherwise cause or allow such claims to be forfeited.

                      (d) If SB determines (i) to abandon any Secured Patents, or any part of a Secured Patent, (ii) to cause or allow such patent or part thereof to be forfeited, or (iii) to cease maintaining or prosecuting claims of the Secured Patents, it shall provide Coulter at least sixty (60) days prior notice of such proposed action or event and Coulter shall have the right, but not the obligation, to assume responsibility for (a) such Secured Patent or part thereof which SB intends to abandon or otherwise cause or allow to be forfeited, or (b) prosecuting or maintaining claims of such Secured Patents, provided that Coulter shall bear one hundred percent (100%) of all reasonable expenses incurred by SB with respect to the prosecution and maintenance of such Secured Patent or part thereof to be forfeited, whether or not outside the field of ANTI-CD20 ANTIBODIES from the date Coulter receives such notice until the date that either (x) Coulter assumes such responsibility, or (y) Coulter notifies SB, in writing, that Coulter is not interested in assuming such responsibility.

                      (e) SB shall have the right but not the obligation to seek extensions of the terms of any Secured Patents, at SB's expense. SB shall have sole discretion in making any decisions related to such expenses.

               11.8.4 ACTIONS SUBSEQUENT TO TERMINATION. In the event of a termination of this Agreement at a time when SB has foreclosed on the Secured Patents (whether such termination occurred before or after such foreclosure), then:

                      (a) In the event of the institution of any suit by a THIRD PARTY against Coulter, SB, or any sublicensee or distributor of either of them for patent infringement involving the manufacture, use, sale, distribution or marketing of PRODUCT anywhere in the TERRITORY or Japan, the Party sued shall promptly notify the other Party in writing. Each Party shall have the right to defend itself in such action, at its own expense, and the Parties shall reasonably cooperate in any such litigation without expense to the requesting Party.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      93.

                      (b) In the event that either Party becomes aware of actual or threatened infringement of a Secured Patent anywhere in the TERRITORY or Japan, the Party becoming aware of such matter shall promptly inform the other Party. SB shall have the first right, but not the obligation, to bring, at its own expense, an infringement action against any such apparent infringer, and if necessary to name Coulter as a party in such action, unless the actual or threatened infringement is exclusively within the scope of Coulter's exclusive license rights under Section 3(a) of the Security Agreement, and the outcome of such action can not potentially affect the validity or enforceability of such Secured Patent with respect to the field of ANTI-CD20 ANTIBODIES, in which case Coulter shall have the first right to bring such an action and if necessary to name SB as a party in such action. If the Party with the first right to commence such an action does not do so within ninety (90) days of delivery or receipt of the notice of infringement, the other Party, after notifying the first Party in writing, shall be entitled to bring such infringement action at its own expense. The Party conducting such action shall have full control over its conduct, including settlement thereof subject to paragraph (d) below. In any event, the Parties shall reasonably cooperate in any such litigation without expense to the requesting Party.

                      (c) Coulter and SB shall recover their respective actual OUT-OF-POCKET COSTS, or equitable proportions thereof, from the proceeds of any litigation recovery or settlement under this Section 11.8.4. Any amount recovered in excess of such costs shall be retained by the Party conducting the action.

                      (d) The Parties shall keep one another informed of the status of and their respective activities regarding any litigation or settlement thereof concerning Secured Patents, provided, however, that no settlement or consent judgment or other voluntary final disposition of any suit defended or action brought by a Party pursuant to this Section 11.8 may be entered into without the consent of the other Party if such settlement would require the other Party to be subject to an injunction or to make a monetary payment or would otherwise adversely affect the other Party's rights.

               11.8.5 NO REPRESENTATION OR WARRANTY. SB makes no representation or warranty, express or implied, with respect to any of SB's activities related to the Secured Patents. Coulter agrees that SB shall have no liability to Coulter with respect to SB's activities related to the Secured Patents provided that SB follows the procedures outlined in this Section 11.8.

        11.9 COVENANT REGARDING EXISTING THIRD PARTY LICENSE AGREEMENTS WITH [*]. Coulter covenants that as of the date of mutual execution of this Agreement by the Parties, it will expeditiously pursue and use COMMERCIALLY REASONABLE EFFORTS to obtain an amendment(s) of the EXISTING THIRD PARTY LICENSE AGREEMENTS with [*] (as defined in Section [*]) in order that:

               11.9.1 [*] shall waive any right that it has under its EXISTING THIRD PARTY LICENSE AGREEMENTS with Coulter to participate in any decisions regarding the settlement, consent judgment or other voluntary final disposition of any suit regarding any COULTER PATENT RIGHTS which may be owned by [*]; and


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      94.
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               11.9.2 the licenses granted to Coulter by [*] under the first of the two EXISTING THIRD PARTY LICENSE AGREEMENTS between Coulter and [*] (as set forth in Section 1.19(v)) will be consistent in scope with the licenses granted to Coulter by [*] under the second of the two EXISTING THIRD PARTY LICENSE AGREEMENTS between Coulter and [*] (as set forth in Section 1.19(vi)).

Coulter agrees to keep SB informed of its efforts to negotiate the amendment(s) described in Sections 11.9.1 and 11.92. Coulter provides no assurance to SB that such amendment(s) will be obtained despite its efforts to do so, provided that
(a) in the event such amendments are not obtained, Coulter will bear, at its sole expense, any incremental royalties, licensing fees and legal costs incurred by the Parties with respect to the making, having made, use or sale of PRODUCT in the TERRITORY as a result thereof, or (b) in the event such amendment is obtained, but requires any incremental royalties, licensing fees and legal costs relating to the making, having made, use or sale of PRODUCT in the TERRITORY, Coulter will bear, at its sole expense, any such incremental royalties, licensing fees and legal costs.

                                   ARTICLE 12

                                  FORCE MAJEURE

Neither Party shall be liable to the other for delay or failure in the performance of the obligations on its part contained in this Agreement if and to the extent that such failure or delay is due to circumstances beyond its control which it could not have avoided by the exercise of reasonable diligence (a "FORCE MAJEURE OCCURRENCE") including but not limited to: act of God, war or insurrection; civil commotion; destruction of essential facilities or materials by earthquake, fire, flood or storm; labor disturbance; epidemic; or other similar event; provided, however, that the Party so affected shall notify the other Party promptly should such circumstances arise, giving an indication of the likely extent and duration thereof, and shall use all COMMERCIALLY REASONABLE EFFORTS to avoid, remove or alleviate such causes of nonperformance and shall resume performance of its obligations hereunder with the utmost dispatch whenever such causes are removed.

                                   ARTICLE 13

                              TERM AND TERMINATION

        13.1 TERM.

               13.1.1 Unless earlier terminated as set out in this Agreement, this Agreement shall expire in TERRITORY A with respect to a particular PRODUCT upon the termination of the sale of such PRODUCT in TERRITORY A and the availability of such PRODUCT for the end user, such termination to be determined by the JCC. Following such expiration, neither Party shall have any rights under the other Party's INTELLECTUAL PROPERTY RIGHTS in TERRITORY A to make, have made, use, sell, offer for sale, and import such PRODUCT in TERRITORY A, and, unless agreed otherwise by the Parties, both Parties shall be precluded from selling such PRODUCT in TERRITORY A, or from licensing or otherwise enabling any AFFILIATE or THIRD PARTY to sell such PRODUCT in



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      95.
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TERRITORY A. Furthermore, following such expiration, while Coulter shall retain all rights to the Territory A Trademarks (as defined in Section 10.1.1) related to such PRODUCT, unless agreed otherwise by the Parties, Coulter shall be precluded from using such Territory A Trademarks in connection with the making, having made, use, sale, offer for sale, and importation of such PRODUCT or any other human pharmaceutical therapy in TERRITORY A. This Agreement shall expire in its entirety in TERRITORY A upon the termination of sale of all PRODUCTS in TERRITORY A.

               13.1.2 Unless earlier terminated as set out in this Agreement, this Agreement shall expire in each country of TERRITORY B and TERRITORY C with respect to a particular PRODUCT on a country-by-country basis, on the [*] anniversary of the date of FIRST COMMERCIAL SALE of such PRODUCT in such country. Following such expiration in a particular country of TERRITORY B and TERRITORY C, each Party shall have a non-exclusive, royalty-free, irrevocable and perpetual license, under the other Party's INTELLECTUAL PROPERTY RIGHTS in such country, to make, have made, use, sell, offer for sale, and import such PRODUCT in such country, except that Coulter shall have no rights to any INTELLECTUAL PROPERTY RIGHTS or INVENTIONS or other proprietary know-how of SB related to the [*] developed [*] the [*]. Furthermore, following such expiration, SB shall have the exclusive right to use the TRADEMARK used in connection with such PRODUCT in connection with the making, having made, use, sale, offer for sale, and importation of the PRODUCT in such country, and if such TRADEMARK is a Coulter Trademark (as defined in Section 10.1.2), Coulter shall promptly assign all rights and title to such TRADEMARK in such country to SB. Coulter warrants and represents that after such expiration, Coulter shall no longer use Trademark (whether an SB Trademark (as defined in Section 10.1.2) or Coulter Trademark) for any purpose, and shall only be permitted to continue to sell such PRODUCT under a trademark which is not confusingly similar to Trademark. This Agreement shall expire in its entirety in a particular country of TERRITORY B or TERRITORY C upon the termination of the fifteenth anniversary of the FIRST COMMERCIAL SALE of the last PRODUCT in such country.

               13.1.3 With respect to supply of a particular PRODUCT to the Parties after the expiration of the Agreement in TERRITORY B and TERRITORY C with respect to such PRODUCT, the Parties shall meet [*] months prior to the expiration date for the first country under Section 13.1.2 in TERRITORY B, and again [*] prior to the expiration date for the first country under Section
13.1.2 in TERRITORY C, to discuss an ongoing long-term agreement for the supply of the relevant UNCONJUGATED ANTIBODY and RADIOLABELED ANTIBODY from whichever Party is then manufacturing UNCONJUGATED ANTIBODY and/or RADIOLABELED ANTIBODY (whether at its own facilities or at a THIRD PARTY manufacturer) to the other Party in each such TERRITORY. If the Parties are unable to agree on a long-term supply agreement within six (6) months prior to the first expiration date in any such TERRITORY, the then supplying Party would be obligated to supply the other Party with UNCONJUGATED ANTIBODY and/or RADIOLABELED ANTIBODY in such TERRITORY for [*] following the date of first expiration in such TERRITORY, such supply to be charged to the receiving Party at the supplying Party's COST OF GOODS plus a percentage of such Party's COST OF GOODS to be negotiated in good faith between the Parties, provided in no event shall such percentage exceed [*]. After such [*], each Party shall be free to contract with any THIRD PARTY manufacturer for the supply of UNCONJUGATED ANTIBODY and/or RADIOLABELED ANTIBODY, provided that neither SB nor Coulter may enter into an exclusivity agreement with a


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      96.
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THIRD PARTY manufacturer for the supply of UNCONJUGATED ANTIBODY and/or
RADIOLABELED ANTIBODY which would preclude the other Party from being supplied by the same manufacturer.

        13.2 GENERAL CONDITIONS OF EXPIRATION AND TERMINATION.

               13.2.1 The provisions of Sections 8.1, 8.2, 8.3, 8.5, 8.6, 8.7,
9.18, 10.1.1, 10.1.2, 10.2.3, 10.5 (to the extent related to actions which arose during the term of the Agreement), 10.6 (to the extent related to actions which arose during the term of the Agreement), 10.7, 11.1, 11.1.2 (with respect to jointly-owned INVENTIONS), 11.2 (with respect to jointly-owned INVENTIONS), 11.3 (to the extent related to actions which arose during the term of the Agreement),
11.4 (to the extent related to actions which arose during the term of the Agreement), 11.5 (to the extent related to actions which arose during the term of the Agreement), 11.6 (to the extent related to actions which arose during the term of the Agreement), 11.8 and 11.9 and Articles 12, 13, 14, 15, 16, 17, 18 and 19 (excluding Section 19.1) shall survive termination or expiration of this Agreement.

               13.2.2 Termination or expiration of this Agreement shall not operate to deprive either Party of any rights or remedies either at law or in equity or to relieve either Party of any of its obligations incurred prior to the effective date of such termination or expiration.

               13.2.3 SB may terminate this Agreement on a country by country basis by giving Coulter at least [*] written notice thereof at any time before SB first markets PRODUCT in such country based on a reasonable determination by SB, using the same standards SB would use in assessing whether or not to continue development or commercialization of a PRODUCT of its own making, that the patent, medical/scientific, technical, regulatory or commercial profile of PRODUCT does not justify continued development or future commercialization of PRODUCT in such country. After marketing PRODUCT, SB may terminate this Agreement on a country by country basis by giving Coulter at least [*] prior written notice thereof based on a reasonable determination by SB, using the same standards SB would use in assessing whether or not to continue development or commercialization of a PRODUCT of its own making, that the patent, medical/scientific, technical, regulatory or commercial profile of PRODUCT does not justify continued marketing of PRODUCT in such country. If SB terminates this Agreement pursuant to this Section 13.2.3, it shall pay to Coulter (i) in the event that Coulter is continuing with the development or commercialization of PRODUCT in such country(ies) in which SB is terminating the Agreement, all sums accrued under this Agreement which are then due and owing by SB to Coulter in such country(ies) (less any sums which are then due and owing by Coulter to SB in such country(ies)) for [*], as applicable, up to the effective date of termination, or (ii) in the event that Coulter determines within such [*] as the case may be that Coulter will not continue with the development or commercialization of PRODUCT in such country(ies) in which SB is terminating the Agreement, [*] of all unavoidable and noncancellable OUT-OF-POCKET COSTS which are reasonably associated with winding down the development or commercialization of PRODUCT in such country(ies). In the event that SB terminates this Agreement in one or more countries and becomes liable under clause (ii) hereto, then the Parties shall consult in good faith regarding the costs associated with winding down such development and commercialization of PRODUCT and


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      97.
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the tasks to be undertaken by the Parties, and agree to use COMMERCIALLY
REASONABLE EFFORTS to minimize such costs.

               13.2.4 Either Party may terminate this Agreement if, at any time, the other Party shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, or if the other Party shall propose or be a Party to any dissolution or liquidation, or if the other Party shall make an assignment for the benefit of creditors.

               13.2.5 Notwithstanding the bankruptcy of Coulter, or the impairment of performance by Coulter of its obligations under this Agreement as a result of bankruptcy or insolvency of Coulter, SB shall be entitled to retain the licenses granted herein, subject to Coulter's rights to terminate this Agreement for reasons other than bankruptcy or insolvency as expressly provided in this Agreement.

               13.2.6 All rights and distribution rights granted under or pursuant to this Agreement by Coulter to SB are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(52) of the U.S. Bankruptcy Code. The Parties agree that SB, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, subject to performance by SB of its preexisting obligations under this Agreement. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against Coulter under the U.S. Bankruptcy Code, SB shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, shall be promptly delivered to SB (a) upon any such commencement of a bankruptcy proceeding upon written request therefor by SB, unless Coulter elects to continue to perform all of its obligations under this Agreement, or
(b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of Coulter upon written request therefor by SB, provided, however, that upon Coulter's (or its successor's) written notification to SB that it is again willing and able to perform all of its obligations under this Agreement, SB shall promptly return all such tangible materials to Coulter, but only to the extent that SB does not require continued access to such materials to enable SB to perform its obligations under this Agreement.

        13.3 TERMINATION FOR BREACH.

               13.3.1 GENERAL. Except as otherwise provided in this Section 13.3.1, either Party may terminate this Agreement for material breach by the other Party, which breach remains uncured for [*] days in the case of nonpayment of any amount due and [*] days for all other breaches, each measured from the date written notice of such breach is given to the breaching Party, or, if such breach is not susceptible of cure within such [*] day period and the breaching


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      98.
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Party uses diligent good faith efforts to cure such breach, for [*] days after written notice to the breaching Party, provided that notice of termination must be given after the date written notice of breach is given and prior to the expiration of such [*] period and prior to the cure of the breach by the breaching Party.

               13.3.2 BREACH BY SB. If termination is due to a material breach by SB, all rights granted to SB under this Agreement shall revert to Coulter and Coulter shall automatically be granted an exclusive, worldwide, royalty-free license, with a right to sublicense, under all INTELLECTUAL PROPERTY RIGHTS held by SB at the time of termination, to use, sell, offer for sale and import the PRODUCT in the FIELD in the TERRITORY, but Coulter shall have no rights under any INTELLECTUAL PROPERTY RIGHTS or INVENTIONS or other proprietary know-how held by SB which are related to the [*], and the terms of Section 13.4 shall apply. Coulter shall thereafter be free to develop and commercialize the PRODUCT without limitation or further obligation to SB.

        13.4 EARLY TERMINATION LICENSE OF SB'S LICENSE. In the event SB's license terminates early in one or more countries pursuant to Section 3.2.5(b), 5.4.1(a), 5.4.2(a), 6.7, 7.2.2(a), 7.2.2(b), 9.10.4, 9.10.6, 13.2.3 or 13.3.2
all rights granted to SB under this Agreement in such countries shall revert to Coulter and Coulter shall automatically be granted an exclusive license, with a right to sublicense, under all INTELLECTUAL PROPERTY RIGHTS held by SB at the time of termination in such countries, to use, sell, offer for sale and import the PRODUCT in the FIELD in such countries, except that Coulter shall have no rights to any INTELLECTUAL PROPERTY RIGHTS or INVENTIONS or other proprietary know-how of [*] developed [*] the [*]. In addition, at Coulter's election, either (i) SB will transfer to Coulter any regulatory filings made by SB or its permitted sublicensees in such countries or (ii) Coulter and/or its THIRD PARTY licensees will have a right of reference to any regulatory filings made by SB or its permitted sublicensees in such countries to the extent legally permitted. Coulter shall thereafter be free to develop and commercialize the Product without limitation or further obligation to SB in such countries, except as otherwise provided in this Section 13.4. In addition, SB shall promptly provide Coulter, with the SB Transfer Documents (as defined below), which Coulter may use as Coulter sees fit and which Coulter may provide to a THIRD PARTY licensee for use in continuing DEVELOPMENT and commercialization of the PRODUCT in the FIELD in such countries. Coulter shall reimburse SB for all expenses incurred by SB in the provision of such Transfer Documents to Coulter within thirty (30) days after receipt of SB's invoice therefor.

For purposes of this Section 13.4 and Section 13.5, "SB Transfer Documents" shall mean [*], including but not limited to the following documents: (i) [*];
(ii) [*]; (iii) [*], and (iv) [*]. Notwithstanding the above, it is understood that in the event that SB's exclusive license is terminated in less than the entire European Union, and European Union regulatory or other governmental regulations require a single company to hold a centralized marketing authorization license for PRODUCT, SB will still be the marketing authorization holder of the original centralized license, to which Coulter and/or its sublicensee shall have a right of reference, and such original centralized license will continue to be valid throughout the whole of the European Union, and Coulter or its sublicensee will be required to obtain a second centralized license which will be valid throughout the whole of the European Union, and neither Coulter nor its sublicensee will be permitted to market PRODUCT under the TRADEMARK. However, neither


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      99.
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Coulter nor its THIRD PARTY licensees shall be permitted to market, sell or distribute PRODUCT under such second centralized license in those countries of the European Union in which SB's license remains exclusive, provided that the foregoing shall not be construed to otherwise limit further sale of PRODUCT put on sale in those countries of the European Union in which Coulter and/or its sublicensee are permitted to market PRODUCT into the other countries of the European Union.

        13.5 NON-EXCLUSIVE LICENSE. In the event SB's license becomes non-exclusive in one or more countries pursuant to Section 5.4.1(a), 5.4.2(a), 7.2.2(a), 7.2.2(b) or 9.10.4, all rights granted to SB under this Agreement in such countries shall become non-exclusive and Coulter shall automatically be granted a non-exclusive license, with a right to sublicense, under all INTELLECTUAL PROPERTY RIGHTS held by SB at the time SB's license becomes non-exclusive in such countries, to use, sell, offer for sale and import the PRODUCT in the FIELD in such countries, except that Coulter shall have no rights to any INTELLECTUAL PROPERTY RIGHTS or INVENTIONS or other proprietary know-how of SB related to the [*] developed [*] the [*]. In the event SB's license becomes non-exclusive in one or more countries pursuant to Section 7.2.2(a) or 7.2.2(b), Coulter may only grant a sublicense under the foregoing license to sell PRODUCT to a single THIRD PARTY in any given country. In addition, Coulter and/or its THIRD PARTY licensees will have a right of reference to any regulatory filings made by SB or its permitted sublicensees in such countries to the extent legally permitted. Coulter shall thereafter be free to develop and commercialize the Product without limitation or further obligation to SB in such countries except as otherwise provided in this Section 13.5. In addition, SB shall promptly provide Coulter with the SB Transfer Documents (as defined in Section 13.4), which Coulter may use as Coulter sees fit and which Coulter may provide to a THIRD PARTY licensee for use in continuing development and commercialization of the PRODUCT in the FIELD in such countries. Coulter shall reimburse SB for all expenses incurred by SB in the provision of such SB Transfer Documents to Coulter within [*] after receipt of SB's invoice therefor. Notwithstanding the above, it is understood that in the event that SB's exclusive license is converted to a non-exclusive license in less than the entire European Union, and European Union regulatory or other governmental regulations require a single company to hold a centralized marketing authorization license for PRODUCT, SB will still be the marketing authorization holder of the original centralized license, to which Coulter and/or its sublicensee shall have a right of reference, and such original centralized license will continue to be valid throughout the whole of the European Union, and Coulter or its sublicensee will be required to obtain a second centralized license which will be valid throughout the whole of the European Union, neither Coulter nor its sublicensee will be permitted to market PRODUCT under the Trademark. However, neither Coulter nor its THIRD PARTY licensees shall be permitted to market, sell or distribute PRODUCT under such second centralized license in those countries of the European Union in which SB's license remains exclusive, provided that the foregoing shall not be construed to otherwise limit further sale of PRODUCT put on sale in those countries of the European Union in which Coulter and/or its sublicensee are permitted to market PRODUCT into the other countries of the European Union.

        13.6 EARLY TERMINATION OF COULTER'S LICENSE. In the event Coulter's rights to CO-PROMOTE PRODUCT terminates early in TERRITORY A pursuant to Sections 4.2.3, 5.4.1(b), 5.4.2(b) or 7.1.15 (third sentence), all rights granted to Coulter under this Agreement in TERRITORY A shall


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      100.
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revert to SB, and SB shall automatically be granted an exclusive license, with a right to sublicense, under all INTELLECTUAL PROPERTY RIGHTS held by Coulter at the time of termination in TERRITORY A, to use, sell, offer for sale and import the PRODUCT in the FIELD in TERRITORY A. In addition, SB and/or its THIRD PARTY licensees will have a right of reference to any regulatory filings made by Coulter or its permitted sublicensees in TERRITORY A to the extent legally permitted. SB shall thereafter be free to commercialize the PRODUCT in TERRITORY A, and to use the Coulter Trademark (as defined in Section 10.1.2) in connection therewith, without limitation or further obligation to Coulter in TERRITORY A, except as otherwise provided in this Section 13.6 or Section 7.1.15. In addition, Coulter shall promptly provide SB with the Coulter Transfer Documents (as defined below) to the extent SB does not already have such Coulter Transfer Documents, which SB may use as SB sees fit and which SB may provide to a THIRD PARTY licensee for use in continuing commercialization of the PRODUCT in the FIELD in TERRITORY A. SB shall reimburse Coulter for all expenses incurred by Coulter in the provision of such Coulter Transfer Documents to Sb within thirty
(30) days after receipt of Coulter's invoice therefor.

        For purposes of this Section 13.6, "Coulter Transfer Documents" shall mean all Coulter KNOW-HOW, including but not limited to the following documents:
(i) a copy of all protocols prepared by Coulter and regulatory filings made by Coulter under this Agreement in TERRITORY A; (ii) a copy of all reports on non-clinical and clinical studies sponsored by Coulter in TERRITORY A or for the benefit of TERRITORY A under this Agreement which have been filed or prepared for filing with the regulatory authorities; (iii) the data underlying any non-clinical and clinical database owned by Coulter in computer-readable form if readily available in a non-proprietary format, and (iv) a copy of all case report forms for patients enrolled in clinical studies sponsored by Coulter for which no report has been prepared at the time of termination.

        13.7 NO LIMIT ON REMEDIES. Nothing herein shall exclude or limit any remedies or entitlements whatsoever which the law confers to either Party in the event of a breach of contractual obligations by the other Party.

                                          ARTICLE 14

                                          ASSIGNMENT

        14.1 ASSIGNMENT. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other which shall not be unreasonably withheld, except a Party may make such an assignment without the other Party's consent to Affiliates or to a successor to substantially all of the pharmaceutical business of such Party, whether in a merger, sale of stock, sale of assets or other transaction. Any permitted successor or assignee of rights and/or obligations hereunder shall, in a writing to the other Party, expressly assume performance of such rights and/or obligations. Any permitted assignment shall be binding on and inure to the benefit of the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 14.1 shall be null and void and of no legal effect.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      101.
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        14.2 PERFORMANCE BY AFFILIATES AND LOCAL OPERATING ENTITIES. Each of
Coulter and SB acknowledge that obligations under this Agreement may be performed by AFFILIATES of Coulter and SB, to the extent permitted by this Agreement. Each of Coulter and SB guarantee performance of this Agreement by its AFFILIATES. In the event of a claim arising under this Agreement with respect to an AFFILIATE of the other Party, the aggrieved Party may seek a remedy directly against the other Party and shall not be required to seek a remedy from the other Party's AFFILIATE. Wherever, as permitted by this Agreement, the Parties delegate responsibility to local operating entities, the Parties agree that such entities have no authority to amend the terms of this Agreement or act contrary to its terms in any way.

                                          ARTICLE 15

                                INDEMNIFICATION AND INSURANCE

        15.1 CROSS INDEMNIFICATION.

               15.1.1 INDEMNIFICATION IN THE NON-USA TERRITORY.

                      (a) With respect to DEVELOPMENT, MANUFACTURE DEVELOPMENT, manufacture or commercialization of PRODUCT sold or to be sold in TERRITORY B or TERRITORY C, SB hereby agrees to save, defend and hold Coulter, its AFFILIATES and their respective officers, directors, shareholders, representatives, agents, employees, successors and assigns harmless from and against any and all suits, claims, actions, demands, liabilities, expenses and/or losses, including reasonable legal expense and attorneys' fees, brought by a THIRD PARTY or that arise in connection with any claim brought by a THIRD PARTY with respect to the PRODUCT ("Losses"), including without limitation, Losses resulting from inherent defects in the PRODUCT, except to the extent such Losses result from (i) the negligence or willful misconduct of Coulter or breach by Coulter of any provision of this Agreement, including without limitation, the Coulter warranties and representations set forth in Article 16 or (ii) Coulter's manufacture (including its manufacture through THIRD PARTY suppliers) of UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY which does not comply with GMP or PRODUCT specifications (as defined in Section 9.4.4), except to the extent such Losses result from (x) the negligence or willful misconduct of SB or breach by SB of any provision of this Agreement, including without limitation, the SB warranties and representations set forth in Article 16 or (y) SB's manufacture (including its manufacture through THIRD PARTY suppliers) of UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY which does not comply with GMP or PRODUCT Specifications (as defined in Section 9.4.4).

                      (b) With respect to DEVELOPMENT, MANUFACTURE DEVELOPMENT, manufacture or commercialization of PRODUCT sold or to be sold in TERRITORY B or TERRITORY C Coulter hereby agrees to save, defend and hold SB, its AFFILIATES and their respective officers, directors, shareholders, representatives, agents, employees, successors and assigns harmless from and against any and all Losses (as defined in Section 15.1.1(a)) with respect to the PRODUCT to the extent such Losses result from (i) the negligence or willful misconduct of Coulter or breach by Coulter of any provisions of this Agreement, including without limitation, the SB warranties


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      102.
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and representations set forth in Article 16 or (ii) Coulter's manufacture
(including its manufacture through THIRD PARTY suppliers) of UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY which does not comply with GMP or PRODUCT Specifications (as defined in Section 9.4.4), except to the extent such Losses result from (x) the negligence or willful misconduct of SB or breach by SB of any provision of this Agreement, including without limitation, the SB warranties and representations set forth in Article 16 or (y) SB's manufacture (including its manufacture through THIRD PARTY suppliers) of UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY which does not comply with GMP or PRODUCT Specifications (as defined in Section 9.4.4).

               15.1.2 INDEMNIFICATION IN TERRITORY A. With respect to DEVELOPMENT, MANUFACTURE DEVELOPMENT, manufacture or commercialization of PRODUCT sold or to be sold in TERRITORY A, each Party hereby agrees to save, defend and hold the other Party, its AFFILIATES and their respective officers, directors, shareholders, representatives, agents, employees, successors and assigns harmless from and against any and all Losses (as defined in Section 15.1.1(a)) resulting directly from the manufacture, use, handling, storage, sale or other disposition of Products throughout Territory A to the extent such Losses result from (i) the negligence or willful misconduct of the indemnifying Party or breach by the indemnifying Party of any provision of this Agreement, including without limitation, the warranties and representations set forth in
Article 16 (ii) a Party's manufacture (including its manufacture through THIRD PARTY suppliers) of UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY which does not comply with GMP or PRODUCT Specifications (as defined in Section 9.4.4), or
(iii) marketing activities of the indemnifying Party contrary to applicable governmental regulations or outside the approved labeling of the PRODUCT, except to the extent such Losses result from (x) the negligence or willful misconduct of the other Party or breach by the other Party of any provision of this Agreement, including without limitation, the other Party's warranties and representations set forth in Article 16 or (y) the other Party's manufacture (including its manufacture through THIRD PARTY suppliers) of UNCONJUGATED ANTIBODY or RADIOLABELED ANTIBODY which does not comply with GMP or PRODUCT Specifications (as defined in Section 9.4.4). Any other Losses resulting directly from the manufacture, use, handling, storage, sale or other disposition of PRODUCTS throughout TERRITORY A, including Losses resulting from inherent defects in the PRODUCT, shall be included as an OTHER OPERATING INCOME/EXPENSE and included in the JOINT P&L as outlined in Section 7.1.14.

        15.2 INDEMNIFICATION PROCEDURE.

               15.2.1 In the event Coulter is seeking indemnification from SB under Section 15.1.1(a) or 15.1.2, SB shall have no such obligation unless
Coulter:

                      (a) gives SB prompt notice of any claim or lawsuit or other action for which it seeks to be indemnified under this Agreement;

                      (b) cooperates fully with SB and its agents in defense of any such claim, complaint, lawsuit or other cause of action; and


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      103.

                      (c) SB is granted full authority and control over the defense, including settlement or other disposition thereof, against such claim or lawsuit or other action, provided that Coulter shall have the right to retain counsel of its choice to participate in the defense of any such claim or lawsuit at Coulter's own expense, provided that such counsel shall not interfere with SB's full authority and control.

               15.2.2 In the event SB is seeking indemnification under Section 15.1.1(b) or Section 15.1.2, Coulter shall have no such obligation unless SB:

                      (a) gives Coulter prompt notice of any claim or lawsuit or other action for which it seeks to be indemnified under this Agreement;

                      (b) cooperates fully with Coulter and its agents in defense of any such claim, complaint, lawsuit or other cause of action; and

                      (c) Coulter is granted full authority and control over the defense, including settlement or other disposition thereof, against such claim or lawsuit or other action, provided that SB shall have the right to retain counsel of its choice to participate in the defense of any such claim or lawsuit at SB's own expense, provided that such counsel shall not interfere with Coulter's full authority and control.

        15.3 INSURANCE. During the term of the Agreement, and for a period of five (5) years after the expiration or termination of this Agreement or the earlier termination thereof, each Party shall maintain, respectively, at its sole cost and expense, and in the case of Coulter, from insurance companies having a rating of at least "A-VIII" as published in the most recent edition of A.M. Best's Insurance Reports, product liability insurance and contractual liability coverage, in amounts, respectively, which are reasonable and customary in the U.S. pharmaceutical industry for companies of comparable size and activities at the respective place of business of each Party. Such product liability insurance shall insure against all liability, including personal injury, physical injury, or property damage arising out of the manufacture, sale, distribution, or marketing of PRODUCT in the countries of the world in which the Party is permitted to undertake such activities in accordance with this Agreement. Each Party shall provide written proof of the existence of such insurance to the other Party upon request. Notwithstanding the foregoing, prior to FIRST COMMERCIAL SALE each Party shall always maintain product liability insurance with a minimum of [*] per occurrence (or claim) and annual aggregate limit of liability, and after FIRST COMMERCIAL SALE each Party shall always maintain product liability insurance with a minimum of [*] per occurrence (or claim) and annual aggregate limit of liability. The cost of obtaining and maintaining such insurance shall not be an allowable expense under the JOINT P&L described in Section 7.1.14.

                                   ARTICLE 16

                         WARRANTIES AND REPRESENTATIONS

        16.1 Each Party hereby warrants to the other:


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      104.

               16.1.1 that it has full power and authority to execute and deliver this Agreement, the STOCK PURCHASE AGREEMENT, and the LOAN AGREEMENT and to perform the obligations on its part under such agreements;

               16.1.2 that the execution and delivery by it of this Agreement, the STOCK PURCHASE AGREEMENT and the LOAN AGREEMENT and the performance of its obligations under such agreements (i) have been duly approved by all necessary corporate action and do not require any shareholder action or approval; (ii) do not and will not conflict with or result in a material breach of any of the terms and provisions of any THIRD PARTY agreement entered into as of the Effective Date; and (iii) do not and will not conflict with such Party's Certificate of Incorporation or By-Laws;

               16.1.3 that it has the right to grant the licenses outlined in this Agreement, and is not aware of any impediment, including without limitation any THIRD PARTY agreement, which would prevent it from performing its obligations under this Agreement; and

               16.1.4 that it will not enter into any THIRD PARTY agreement after the Effective Date which, in any way, will limit its ability to perform all of the obligations undertaken by it hereunder.

        16.2 Coulter warrants and represents that it:

               16.2.1 as of the Effective Date will have received any consent required from Dana Farber Cancer Institute, Inc., a Massachusetts non-profit corporation, with its principal place of business at 44 Binney Street, Boston, Massachusetts, 02115 (hereinafter, "Dana Farber"), InterWest Partners V.L.P and InterWest Investors V (hereinafter collectively, "InterWest Partners"), the University of Michigan, a constitutional corporation of the State of Michigan, with offices located at 3003 South State, Room 2071, Ann Arbor, Michigan 48109-1280 (hereinafter, "Michigan") and any other THIRD PARTY to grant the licenses under Article 5 according to the terms thereof and to perform its obligations to SB under this Agreement;

               16.2.2 as of the Effective Date will have obtained a waiver of each and every obligation imposed by Dana Farber, InterWest Partners, Michigan and any other THIRD PARTY (including, without limitation, the United States Government) to manufacture PRODUCT substantially in the United States of America consistent with federal law and policy, or in the event that such waivers have not been obtained by the Effective Date, it will expeditiously pursue, and use COMMERCIALLY REASONABLE EFFORTS to provide assistance to any THIRD PARTY making application for, such waivers;

               16.2.3 shall pay all royalties or other sums and other payments which Coulter may owe to Dana Farber, InterWest Partners, Michigan and any other THIRD PARTY by virtue of this Agreement (all subject to the cost-sharing mechanisms set forth in this Agreement), and shall perform and observe all of the other obligations outlined in all present and future agreements between Coulter and Dana Farber, InterWest Partners, Michigan and any other THIRD PARTY which are in any way related to Coulter's ability to grant the rights granted to SB


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      105.

under this Agreement or to Coulter's ability to perform its obligations to SB under this Agreement; and

               16.2.4 has received no notices that Coulter is in breach of its obligations under its agreements with Dana Farber, InterWest Partners, Michigan or any other THIRD PARTY which are in any way related to Coulter's ability to grant the rights granted to SB under this Agreement or to Coulter's ability to perform its obligations to SB under this Agreement. In the event that Coulter receives notice from Dana Farber, InterWest Partners, Michigan or any other THIRD PARTY that Coulter has committed a breach of its obligations under any such agreement, or if Coulter anticipates such breach, such as may give rise to a right by such THIRD PARTY to terminate, diminish Coulter's ability to grant rights to SB contemplated by this Agreement, or otherwise diminish Coulter's ability to perform its obligations to SB under this Agreement, Coulter shall immediately notify SB of such situation, and Coulter shall promptly cure such breach. However, if Coulter is unable to cure such breach, Coulter shall, to the extent possible, permit SB to cure such breach and to negotiate directly with such THIRD PARTY.

        16.3 Coulter warrants and represents that it has disclosed to SB the complete texts of all COULTER PATENT RIGHTS as of the Effective Date as well as all information received by Coulter as of the Effective Date concerning the institution or possible institution of any interference, opposition, reexamination, reissue, revocation, nullification or any official proceeding involving a COULTER PATENT RIGHT anywhere in the TERRITORY. Coulter hereby warrants and represents that it has no present knowledge that the COULTER PATENT RIGHTS are invalid or unenforceable.

        16.4 Coulter warrants and represents that, to the best of its knowledge, information related to the PRODUCT it has provided to SB prior to the Effective Date is up-to-date, timely and accurate in all material respects. Coulter further warrants and represents that it has not, up through and including the Effective Date, omitted to furnish SB with any material information available to Coulter concerning the PRODUCT.

        16.5 Coulter warrants and represents that it will not knowingly engage in any activity regarding DEVELOPMENT or MANUFACTURE DEVELOPMENT or commercialization of PRODUCT outside of the FIELD, including, but not limited to, publication of preclinical or clinical data related to PRODUCT, which is or ought to be recognized by Coulter as posing a present or potential harm to the DEVELOPMENT or MANUFACTURE DEVELOPMENT or commercialization of PRODUCT within the FIELD.

        16.6 SB warrants and represents that it has the full right and authority to enter into this Agreement and that it is not aware of any impediment, including without limitation any THIRD PARTY agreement, which would prevent it from performing its obligations under this Agreement.

        16.7 SB warrants and represents that it has reviewed the information furnished to SB by Coulter regarding PRODUCT before deciding whether to enter into this Agreement. [*] to [*] the [*] to the [*] to [*].

        16.8 EXCEPT FOR THE EXPRESS WARRANTIES AND REPRESENTATIONS CONTAINED IN THIS AGREEMENT, NEITHER SB NOR COULTER MAKES ANY


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      106.

OTHER WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, IN FACT OR IN LAW.

                                   ARTICLE 17

                            CONFIDENTIAL INFORMATION

        17.1 INFORMATION. Each Party shall keep all information received from the other Party (the "Information") confidential and shall not disclose nor use the Information without the other Party's written consent except to the extent contemplated by this Agreement. This restriction shall not, however, prevent disclosure of the Information if and to the extent that disclosure is required by law, provided that the disclosing Party informs the other Party without delay of any such requirement, in order to allow such other Party to object to such disclosure and to seek an appropriate protective order or similar protection prior to disclosure.

        17.2 EXCEPTIONS. The above obligations shall not apply or shall cease to apply to Information which:

               17.2.1 is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, generally known or available;

               17.2.2 is known by the receiving Party at the time of receiving such information, as evidenced by its written records;

               17.2.3 is hereafter furnished to the receiving Party by a THIRD PARTY, as a matter of right and without restriction on disclosure;
               17.2.4 is independently developed by or for the receiving Party without any breach of this Article 17; or

               17.2.5 is the subject of a written permission to disclose provided by the disclosing Party.

        17.3 PERMITTED DISCLOSURES. Information may be disclosed to employees, agents or consultants of the receiving Party or its AFFILIATES or sublicensees or suppliers of LICENSED COMPOUNDS and PRODUCTS, but only to the extent required to accomplish the purposes of this Agreement and only if the receiving Party obtains prior agreement from its employees, agents, consultants, sublicensees or suppliers to whom disclosure is to be made to hold in confidence and not make use of such Information for any purpose other than those permitted by this Agreement. Each Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own to ensure that such employees, agents, consultants, sublicensees or suppliers do not disclose or make any unauthorized use of the Information.

        17.4 DISCLOSURE OF AGREEMENT. Neither Coulter nor SB shall release to any THIRD PARTY or publish in any way any non-public information with respect to the terms of this Agreement or concerning their cooperation without the prior written consent of the other and


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      107.

agreement upon the nature and text of such announcement or disclosure, which consent will not be unreasonably withheld or delayed; provided; however that either Party may disclose the terms of this Agreement to the extent required to comply with applicable laws, including without limitation the rules and regulations promulgated by the Securities and Exchange Commission and the Party intending to disclose the terms of this Agreement shall provide the nondisclosing Party an opportunity to review and comment on the intended disclosure in reasonably sufficient time (such time period to depend on the urgency of the intended disclosure) prior to public release, and shall provide the other Party with a written copy thereof, in order to allow such other Party to comment upon such announcement or disclosure. Each Party agrees that it shall cooperate fully and in a timely manner with the other with respect to all disclosures regarding this Agreement to the Securities Exchange Commission and any other governmental or regulatory agencies, including requests for confidential treatment of proprietary information of either Party included in any such disclosure. Notwithstanding any other provision of this Agreement, each Party may disclose the terms of this Agreement to lenders, investment bankers and other financial institutions ("Third Party Lender") of its choice solely for purposes of financing the business operations of such Party either (i) upon the written consent of the other Party or (ii) if the disclosing Party obtains a signed confidentiality agreement with such financial institution with respect to such information, such agreement to contain, at a minimum, the following:

                      (i) The Third Party Lender shall hold the information disclosed to it by such Party ("Loan Information") in strict confidence and shall use diligent efforts, which shall not in any event be less than the Third Party Lender uses to prevent unauthorized use or disclosure of its own valuable, confidential information, to prevent any unauthorized use or disclosure of such Loan Information.

                      (ii) The Third Party Lender shall not, without the prior written consent of such Party, use the Loan Information disclosed to it for any purpose of other than the use for which such Loan Information was disclosed by such Party.

                      (iii) Upon completion of the authorized use by such Third Party Lender and in the absence of any further agreement between the Parties, the Third Party Lender shall cease all use and make no further use of the Loan Information and shall, upon written request from such Party, promptly return all Loan Information to such Party.

        17.5 PUBLICITY. Subject to Section 17.4, all publicity, press releases and other announcements relating to this Agreement or the transaction contemplated hereby shall be reviewed in advance by, and shall be subject to the approval of, both Parties.

        17.6 PUBLICATION.

               17.6.1 The Parties shall cooperate in appropriate publication of the results of research and development work performed pursuant to this Agreement, but subject to their predominating interest in obtaining patent protection for any patentable subject matter. The determination of authorship for any paper shall be in accordance with accepted scientific practice.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      108.

               17.6.2 Notwithstanding anything in Section 17.6.1 to the contrary, all publication and presentations of the results of research and development work performed pursuant to this Agreement must be approved in advance by both Parties; provided, however, either Party may disclose such results to the extent required to comply with applicable laws, including without limitation the rules and regulations promulgated by the Securities and Exchange Commission and the Party intending to disclose the terms of this Agreement shall provide the nondisclosing Party an opportunity to review and comment on the intended disclosure in reasonably sufficient time (such time period to depend on the urgency of the intended disclosure) prior to public release, and shall provide the other Party with a written copy thereof, in order to allow such other Party to comment upon such announcement or disclosure. Each Party agrees that it shall cooperate fully with the other with respect to all disclosures regarding this Agreement to the Securities Exchange Commission and any other governmental or regulatory agencies, including requests for confidential treatment of proprietary information of either Party included in any such disclosure. The contribution of each Party shall be noted in all publications or presentations by acknowledgment or coauthorship, whichever is appropriate.

               17.6.3 Nothing in this Agreement shall be construed as preventing or in any way inhibiting either Party from complying with statutory and regulatory requirements governing such Party's obligations under this Agreement regarding the DEVELOPMENT, MANUFACTURE DEVELOPMENT, use and sale or other distribution of PRODUCT in the FIELD in the TERRITORY in any manner which it reasonably deems appropriate, including, for example, by disclosing to regulatory authorities confidential or other information received from the other Party or THIRD PARTIES.

        17.7 PRIOR CONFIDENTIALITY AGREEMENTS. This Agreement, and the obligation of confidentiality and nondisclosure under this Article 17, supersedes all prior understandings and agreements relating thereto, including without limitation, the Confidentiality Agreement between Coulter and SB dated April 13, 1995, as extended by letter agreement on May 7, 1997, the Confidentiality Agreement between Coulter and SB, dated January 21, 1998 and the Confidentiality Agreement between Coulter and SB, dated March 30, 1998 (collectively, the "Prior Confidentiality Agreements"). The Prior
Confidentiality Agreements are null and void and have no further force or effect.

                                   ARTICLE 18

                               DISPUTE RESOLUTION

        18.1 GENERAL. The Parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either Party's rights or obligations hereunder. The Parties have provided in this Agreement for procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. The Parties shall seek to follow the informal dispute resolution mechanisms set forth in this Agreement prior to pursuing any administrative or judicial resolution mechanism. In the event no mutually acceptable resolution of such dispute is achieved in accordance with the informal dispute resolution mechanisms set forth in this



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      109.

Agreement within a reasonable period of time, then either Party shall be entitled to seek final settlement of such dispute by any administrative or judicial resolution mechanisms which may be available.

        18.2 [*]. [*], either Party may request that a recommendation be obtained from [*] pursuant to the process set forth in Section 18.3. Such recommendation, if obtained, shall be [*] or [*]. In the event that neither Party desires to pursue the process set forth in Section 18.3, the last sentence of Section 18.1 shall be applicable.

        18.3 RECOMMENDATION OF [*]. If requested by either Party [*], the Parties shall [*] within [*] of the request of the Party invoking this Section
18.3. Each Party shall have [*] after [*] to submit [*] as such Party believes necessary to resolve the dispute in question, [*]. [*] may then hold [*] on the issues that need to be resolved. [*] shall promptly thereafter make a recommendation as to the resolution of the dispute, which recommendation [*]. Each Party shall bear its own expenses in connection with a procedure under this
Section 18.3, and the fees and expenses of [*] shall be borne equally by the Parties regardless of the ultimate recommendation of such person. The results of a procedure under this Section 18.3 shall be used by the Parties to [*].

        18.4 GOVERNING LAW; JURISDICTION; VENUE. This Agreement shall be interpreted in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions thereof. Any claim or controversy arising out of or related to this Agreement or any breach hereof which is brought by SB shall be submitted to a court of competent jurisdiction and venue in [*], and each Party hereby consents to the jurisdiction and venue of such courts for such claim or controversy; provided, however, disputes regarding the validity or enforceability of PATENT RIGHTS or TRADEMARKS shall be submitted to a court of applicable jurisdiction where the PATENT RIGHT or TRADEMARK was issued. Any claim or controversy arising out of or related to this Agreement or any breach hereof which is brought by Coulter shall be submitted to a court of competent jurisdiction and venue in [*], and each Party hereby consents to the jurisdiction and venue of such courts for such claim or controversy; provided, however, disputes regarding the validity or enforceability of PATENT RIGHTS or TRADEMARKS shall be submitted to a court of applicable jurisdiction where the PATENT RIGHT or TRADEMARK was issued.

        18.5 ARBITRATION FOR REASONABLE ROYALTY DETERMINATION.

               18.5.1 Notwithstanding the other provisions of Article 18 or this Agreement, in the event that Coulter loses its rights to CO-PROMOTE PRODUCT in TERRITORY A in accordance with Sections 4.2.3 or foregoes such rights in accordance with the third sentence of Section 7.1.15, and the Parties cannot agree to a commercially reasonable royalty rate within the time periods set forth in Section 7.1.15, such matters shall be resolved by binding arbitration in [*] in accordance with the then existent [*]. The payments to Coulter provided in Section 7.1.15 pending the resolution of such commercially reasonable royalty rate shall continue until such matter has been resolved by such arbitration.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      110.

               18.5.2 The decision of the Arbitration Tribunal in any arbitration conducted pursuant to Section 18.5.1 shall be final and not appealable, and shall be enforceable in any court of competent jurisdiction. No punitive damages will be recoverable by either Party in such a proceeding. The Parties agree that the service of any notice in the course of such arbitration proceeding at their respective addresses as provided for in Section 19.6 below shall be valid and sufficient. The appointing authority shall be the American Arbitration Association. Unless agreed otherwise by the Parties, in any arbitration proceeding hereunder, there shall be one (1) arbitrator, appointed by the Parties by mutual agreement. The Parties agree that in the event of an arbitration under this Section 18.5, the arbitrator shall apply the provisions of Section 10 of the Commercial Arbitration Rules, Revised and Effective July 1, 1996, relating to the conduct of a preliminary hearing. The Parties agree further that at such preliminary hearing the arbitrator shall require that the Parties provide at least the following materials related to such arbitration:
(i) the extent and schedule of the production of relevant documents and other information; (ii) a list of any witnesses to be called, along with a brief description of the each witness's knowledge; (iii) a list of any experts to be called, along with a statement of the experts' backgrounds and opinions; and
(iv) a schedule for the delivery of any briefs to be filed with the arbitration panel. A Party shall not have the right to depose the other Party's witnesses or experts in preparation for such arbitration, except with such other Party's consent. The Parties shall jointly share the expenses of the arbitration, provided that each Party shall solely bear its own legal or other OUT-OF-POCKET COSTS related to such arbitration.

               18.5.3 In the case of an arbitration under Section 18.5.1, (i) the decision of the arbitrators shall be limited to a determination of a commercially reasonable royalty rate in the event that Coulter loses its rights to CO-PROMOTE PRODUCT in TERRITORY A in accordance with Sections 4.2.3 or foregoes such rights in accordance with the third sentence of Section 7.1.15,
(ii) the parameters of such determination shall be limited to sales of PRODUCT in TERRITORY A after the effective date of such loss or relinquishment of rights to CO-PROMOTE, and (iii) such determination shall be higher than the royalty rate to be paid by SB to Coulter on sales of PRODUCT in TERRITORY B but less than the amount Coulter would have received had it continued to CO-PROMOTE PRODUCT in TERRITORY A. Such determination shall be final and binding on the Parties. The commercially reasonable royalty rate to be paid by SB to Coulter, as determined by such arbitrator, shall be retroactively applied to the effective date of Coulter's loss or relinquishment of rights to CO-PROMOTE, subject to a reconciliation by the arbitrator of the payments made by SB to Coulter under Section 7.1.15 pending the resolution of such issue by such arbitrator.



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      111.

                                   ARTICLE 19

                                  MISCELLANEOUS

        19.1 CONDITIONS TO EFFECTIVENESS. The Parties agree that:

               19.1.1 the Effective Date of this Agreement shall be that date upon which the conditions set forth in this Section 19.1 are satisfied, or waived by the Parties hereto;

               19.1.2 the effectiveness of the Agreement is conditioned upon [*] the [*]: (i) [*], and (ii) [*] and [*];

               19.1.3 [*] as the Parties may mutually agree [*]. [*] if the [*] and [*] and [*];

               19.1.4 [*], SB may waive the conditions to effectiveness set forth under this Section 19.1 and the date of such waiver shall be the Effective Date;

               19.1.5 in the event that (i) [*] or (ii) [*], this Agreement shall be null and void and of no further force and effect, and neither Party shall have any liability to the other arising from the execution of this Agreement;

               19.1.6 [*]; and

               19.1.7 [*], all DEVELOPMENT COSTS, MANUFACTURE DEVELOPMENT COSTS, and MARKETING COSTS incurred by either Party between October 1, 1998 and the Effective Date under the terms of this Agreement shall be subject to all of the terms and provisions of this Agreement related thereto, including provisions related to reimbursement and sharing of such costs. SB shall have no liability to reimburse or share any costs incurred by Coulter between October 1, 1998 and the Effective Date which are not DEVELOPMENT COSTS, MANUFACTURE DEVELOPMENT COSTS, and MARKETING COSTS.

        19.2 NO WAIVER OF CONTRACTUAL RIGHTS. The failure of either Party to require performance by the other Party of any of that other Party's obligations hereunder shall in no manner affect the right of such Party to enforce the same at a later time. No waiver by any Party hereto of any condition, or of the breach of any provision, term, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, or of any other condition or of the breach of any other provision, term representation or warranty hereof.

        19.3 EXECUTION AND AMENDMENTS.

               19.3.1 Each Party shall execute and deliver all such instruments and perform all such other acts as the other Party may reasonably request in order to carry out the transactions contemplated by this Agreement.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      112.

               19.3.2 This Agreement may not be amended or modified except by written instrument signed by or on behalf of both Parties.

        19.4 SEVERABILITY. If a court or other tribunal of competent jurisdiction should hold any term or provision of this agreement to be excessive, or invalid, void or unenforceable, the offending term or provision shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to the extent necessary to conform with such statute or rule of law, while still preserving, to the extent practicable, the legitimate aims of the Parties, provided that the remaining portions hereof shall remain in full force and effect. In the event that the terms and conditions of this Agreement are materially altered as a result of the above, the Parties will renegotiate the terms and conditions of this Agreement to resolve any inequities.

        19.5 RELATIONSHIP BETWEEN THE PARTIES. Both Parties are independent contractors under this Agreement. Nothing contained in this Agreement is intended nor shall be construed so as to constitute Coulter or SB as partners or joint venturers with respect to this Agreement. Neither Party shall have the express or the implied right nor authority to assume or create any obligations on behalf of or in the name of the other Party, nor to bind the other Party to any other contract, agreement or undertaking with any THIRD PARTY.

        19.6 CORRESPONDENCE AND NOTICES.

               19.6.1 Correspondence, reports, documentation, and any other communication in writing between the Parties in the course of ordinary implementation of this Agreement (but not including any notice required by this Agreement) shall be in writing and delivered by hand, sent by facsimile, or by overnight express mail (e.g., FedEx) to any one (1) member of the JCC or JDC, as appropriate, appointed by the Party which is to receive such written communication, or any other way as the JCC or JDC deems appropriate.

               19.6.2 Extraordinary notices and communications (including but not limited to notices of termination, force majeure, material breach, change of address, or any other notices required by this Agreement) shall be in writing and sent by prepaid registered or certified air mail or by overnight express mail (e.g., FedEx), or by facsimile confirmed by prepaid registered or certified air mail letter or by overnight express mail (e.g., FedEx), and shall be deemed to have been properly served to the addressee upon receipt of such written communication.

               19.6.3 In the case of Coulter, the proper address for communications and for all payments shall be:

                             Coulter Pharmaceutical, Inc.
                             550 California Avenue, Suite 200
                             Palo Alto, California  94306
                             USA
                             Facsimile: (650) 849-7574
                             Attn:  Chief Financial Officer


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      113.

                             With copies to:

                             Coulter Pharmaceutical, Inc.
                             550 California Avenue, Suite 200
                             Palo Alto, California  94306
                             USA
                             Facsimile: (650) 849-7574
                             Attn:  Chief Executive Officer

                             and

                             Coulter Pharmaceutical, Inc.
                             550 California Avenue, Suite 200
                             Palo Alto, California  94306
                             USA
                             Facsimile: (650) 849-7574
                             Attn:  Vice President, Business Development

and in the case of SB, the proper address for communications and for all payments shall be:

                             SmithKline Beecham Corporation
                             One Franklin Plaza (Mail Code FP1930)
                             P.O. Box 7929
                             Philadelphia, Pennsylvania 19101
                             U.S.A.
                             Attention: Senior Vice President,
                             Business Development

                             With copies to:

                             SmithKline Beecham Corporation
                             One Franklin Plaza (Mail Code FP2360)
                             P.O. Box 7929
                             Philadelphia, Pennsylvania 19101, U.S.A.
                             Attention: Corporate Law-U.S.

        19.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

        19.8 WAIVER OF BREACH. Any delay in enforcing a Party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of a Party's right to the future enforcement of its rights under this Agreement, excepting only as to an expressed written and signed waiver as to a particular matter for a particular period of time. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and except as otherwise expressly provided herein none of them shall be a limitation of any other remedy, right, undertaking, obligation or agreement.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      114.

        19.9 NO INTELLECTUAL PROPERTY RIGHTS GRANTED. No rights or licenses with respect to a Party's patents, trademarks, know-how, technical information, or other proprietary rights are granted or deemed granted to the other Party hereunder or in connection herewith, other than those rights expressly granted in this Agreement.

        19.10 RECORDING. Either Party shall have the right, at any time, to record, register, or otherwise notify this Agreement in appropriate governmental or regulatory offices anywhere in the TERRITORY, and the other Party shall provide reasonable assistance to such Party in effecting such recording, registering or notifying.

        19.11 HEADINGS; INTERPRETATION. Headings in this Agreement are included for ease of reference only and shall have no legal effect. This Agreement shall be deemed to comprise the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party. In this Agreement, the singular shall include the plural and vice versa and the word "including" shall be deemed to be followed by the phrase "without limitation" unless otherwise specified.

        19.12 EXPENSES. Except as otherwise provided in this Agreement, all expenses incurred by SB in connection with its obligations under this Agreement will be borne solely by SB and all expenses incurred by Coulter in connection with its obligations under this Agreement will be borne solely by Coulter. Each Party will be responsible for appointing its own employees, agents and representatives, who will be compensated by such Party. Each Party will be responsible for paying any finder's or broker's fee owed to a THIRD PARTY that such Party incurs based directly or indirectly on negotiating and entering this Agreement, and shall indemnify the other Party against any obligation to pay such fee.

        19.13 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

        19.14 OFFICIAL LANGUAGE. The official text of this Agreement and any appendices, exhibits and schedules hereto, shall be made, written and interpreted in English. Any notices, accounts, reports, documents, disclosures of information or statements required by or made under this Agreement, whether during its term or upon expiration or termination thereof, shall be in English. In the event of any dispute concerning the construction or meaning of this Agreement, reference shall be made only to this Agreement as written in English and not to any other translation into any other language.

        19.15 ENTIRE AGREEMENT; TAX AGREEMENT. This Agreement, together with its Exhibits, the STOCK PURCHASE AGREEMENT, and the LOAN AGREEMENT, constitutes the entire agreement of the Parties with respect to the subject matter hereof as of the date of its execution, and supersedes all prior agreements, understandings, representations and proposals, written or oral, relating thereto. In addition, upon the request of either Party, the Parties will discuss whether they desire to enter into an agreement regarding the tax treatment of their activities under this Agreement. If the Parties mutually agree that such an agreement is necessary or desirable, they will each bear their own expenses incurred in connection with the preparation of such an agreement, and


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      115.

(unless the Parties otherwise agree in the future), any mutually agreed OUT-OF-POCKET COSTS incurred in connection with the development of tax information pursuant to such an agreement shall be shared equally. If only one Party believes that such an agreement is necessary or desirable, that Party shall bear the costs of preparing such an agreement, and shall bear the OUT-OF-POCKET COSTS of developing tax information pursuant to such an agreement. In any event, each Party shall bear its own internal expenses in connection with the negotiation and preparation of any such tax agreement and the preparation of its own tax returns.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      116.

        IN WITNESS WHEREOF, the Parties, through their authorized officers, have executed this Agreement on the date first written above, to become effective on the Effective Date.

SMITHKLINE BEECHAM CORPORATION            COULTER PHARMACEUTICAL, INC.


BY: /s/ Jean-Pierre Garnier               BY: /s/ Michael F. Bigham
   -----------------------------              -----------------------------
TITLE:  Chief Operating Officer           TITLE:  President and CEO
      --------------------------                ---------------------------

                                    EXHIBITS:

EXHIBIT A      COULTER PATENT RIGHTS

EXHIBIT B-1    FINANCIAL PLANNING, ACCOUNTING AND REPORTING METHODOLOGIES

EXHIBIT B-2    FTE RATES

EXHIBIT C      COUNTRIES IN EUROPE

EXHIBIT D      PLANNED CLINICAL TRIALS

EXHIBIT E      SB PATENT RIGHTS

EXHIBIT F-1    SB/COULTER BEXXAR PRODUCT TEAM

EXHIBIT F-2    SALES EXPERTISE AND ACTIVITIES TO BE CONTRIBUTED BY EACH PARTY

EXHIBIT G      SB FORM OF MARKETING PLAN

EXHIBIT H      PHARMACOVIGILANCE RESPONSIBILITIES OF COULTER AND SB

EXHIBIT I      PRODUCT-RELATED INQUIRIES

EXHIBIT J      PRODUCT RECALL PROCEDURES

                                    EXHIBIT A

                              COULTER PATENT RIGHTS

-----------------------------------------------------------------------------------------
 [ATTORNEY                     [SERIAL NO. /      [FILED/
DOCKET NO.]                    PATENT NO.]        ISSUED]     [TITLE]
-----------------------------------------------------------------------------------------
[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]

[*]                              [*]                [*]        [*]
-----------------------------------------------------------------------------------------


*       Claims priority/effective filing date of earlier application

**      ABANDONED in favor of [*]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT B-1

           FINANCIAL PLANNING, ACCOUNTING AND REPORTING METHODOLOGIES
                           (OPERATING PROFIT OR LOSS)

     This EXHIBIT B-1 addresses the financial planning, accounting policies and procedures to be followed under the Agreement in determining sharing of revenue and expenses and related sharing of OPERATING PROFIT OR LOSS in TERRITORY A. Terms not defined in this EXHIBIT B-1 shall have the meanings set forth in the Agreement.

        This Exhibit sets forth the principles for reporting actual results and budgeted plans of each Party in TERRITORY A for PRODUCT, the frequency of reporting, [*], the methods of determining payments to the Parties, and auditing of accounts.

        OPERATING PROFIT AND LOSS will be shared by the Parties in accordance with Section 7.1.13 of the Agreement. Pursuant to Section 7.1.14, only those costs incurred subsequent to the Effective Date will be included in the calculation of OPERATING PROFIT AND LOSS. Each Party's OUT-OF-POCKET COSTS that are SALES COSTS, MARKETING COSTS and other related expenses incurred prior to commercial launch of PRODUCT will be shared according to Section 7.1.12(a) of the Agreement.


B.1. PRINCIPLES OF REPORTING

        In accordance with Section 7.1.14 of the Agreement, the result of operations of each Party with respect to PRODUCT in TERRITORY A will be presented in the following format, with the categories as defined in Section B.3 below:

        [*]
        [*]
        [*]
        [*]
        [*]
        [*]
        [*]
        [*]
        [*]
        [*]
        [*]

        Overhead and FTE allocations are excluded from the calculation of OPERATING PROFIT AND LOSS except as expressly provided in this Exhibit or the Agreement.


        It is the intention of the Parties that the interpretation of these definitions will be consistent with generally accepted accounting principles in the United States ("GAAP").


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

B.2.    FREQUENCY OF REPORTING

        For purposes of the requirements herein, the fiscal year will be [*].

        Reporting shall occur in accordance with Section 7.1.14.

B.3.    DEFINITIONS

        B.3.1 "COST OF GOODS" shall have the meaning set forth in Section 1.11 of the Agreement, subject to Section 7.1.14.

        B.3.2 "DISTRIBUTION COSTS" means the OUT-OF-POCKET COSTS specifically identifiable to the distribution of a PRODUCT including [*].

        B.3.3 "MARKETING COSTS" means, consistent with the JOINT MARKETING PLAN, the OUT-OF-POCKET COSTS of marketing, promotion, advertising, [*], PRODUCT-related public relations, [*], market research, [*], customer services, [*], and other similar activities directly related to the PRODUCT. Such costs will include outside services and expenses [*]. MARKETING COSTS shall also include (a) activities related to obtaining reimbursement from payers and costs of sales and marketing data and (b) cost of samples. MARKETING COSTS will specifically exclude (i) the costs of activities which promote either Party's business as a whole without being product specific [*] (ii) [*] and (iii) any FTEs associated with supporting the activities included in the definition of MARKETING COSTS.

        B.3.4 "NET SALES" shall have the meaning set forth in Section 1.54 of the Agreement.

        B.3.5 "OPERATING PROFIT OR LOSS" means the consolidated NET SALES for PRODUCT in TERRITORY A less Coulter Operating Expenses and SB Operating Expenses (each as defined in Section 7.1.14) for a given period.

        B.3.6 "OTHER OPERATING INCOME/EXPENSE" means other operating income or expense from or to THIRD PARTIES which is not part of the primary business activity of the applicable Party, but is related to income or expense generated from such Party's operations specifically attributable to its activities under this Agreement, and, unless otherwise mutually agreed by the Parties, limited to the following:

           _   [*]
           _   [*]
           _   [*]

        B.3.7 "PATENT COSTS" shall have the meaning set forth in Section 1.65 of the Agreement.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       2.

        B.3.8 "SALES COSTS" means costs incurred consistent with the JOINT MARKETING PLAN and the annual budget prepared pursuant to such JOINT MARKETING PLAN and specifically identifiable to the SALES EFFORT (as defined in Section 7.1.6(a) of the Agreement) in TERRITORY A including the managed care market. SALES COSTS shall be charged on an FTE basis at the rate specified in EXHIBIT B-2. The FTE rate shall include [*].

        B.3.9 "TRADEMARK COSTS" shall have the meaning set forth in Section 1.95 of the Agreement.

B.4.    AUDITS

        Either Party shall have the right to conduct audits of the other Party's books pursuant to Section 8.3 of the Agreement.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       3.

                                   EXHIBIT B-2


                                ANNUAL FTE RATES


Coulter FTE Rate for Sales Effort Personnel:       $[*]

Coulter FTE Rate for All Other Personnel:          $[*]

SB FTE Rate for Sales Effort Personnel:            $[*]

SB FTE Rate for All Other Personnel:               $[*]



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT C

                               COUNTRIES IN EUROPE

   ANDORRA                  AUSTRIA                 BELGIUM                  BOSNIA
   BULGARIA                 CROATIA                  CYPRUS              CZECH REPUBLIC
   DENMARK                  ESTONIA                 FINLAND                  FRANCE
   GERMANY                   GREECE                 HUNGARY                 ICELAND
   IRELAND                   ISRAEL                  ITALY                   LATVIA
LIECHTENSTEIN              LITHUANIA               LUXEMBOURG                MONACO
 NETHERLANDS                 NORWAY                  POLAND                 PORTUGAL
   ROMANIA                   RUSSIA                SAN MARINO                SERBIA
   SLOVAKIA                 SLOVENIA                 SPAIN                   SWEDEN
 SWITZERLAND             UNITED KINGDOM           VATICAN CITY             YUGOSLAVIA

                                    EXHIBIT D

                             PLANNED CLINICAL TRIALS

     TRIAL NUMBER       TRIAL NAME
     ------------       ----------
         [*]             [*]

         [*]             [*]

         [*]             [*]

         [*]             [*]

         [*]             [*]

         [*]             [*]

         [*]             [*]

         [*]             [*]

         [*]             [*]

         [*]             [*]

         [*]             [*]

         [*]             [*]

         [*]             [*]

         [*]             [*]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         [*]             [*]



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       2.

                                    EXHIBIT E

                                SB PATENT RIGHTS

                                       [*]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT F-1

                         SB/COULTER BEXXAR PRODUCT TEAM

                                       [*]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       1.

                                   EXHIBIT F-2

         SALES EXPERTISE AND ACTIVITIES TO BE CONTRIBUTED BY EACH PARTY

--------------------------------------------------------------------------------
                    COULTER                                             SB
--------------------------------------------------------------------------------
[*]                                               [*]

      [*]                                         [*]
         o [*]
         o [*]                                            o  [*]
         o [*]                                            o  [*]
         o [*]                                            o  [*]
               [*]                                        o  [*]
                                                          o  [*]
      [*]                                                 o  [*]
                                                          o  [*]
                                                          o  [*]
                                                          o  [*]

                                                  [*]

                                                  [*]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       1.

                                    EXHIBIT G

                                       [*]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       1.

                                    EXHIBIT H

              PHARMACOVIGILANCE RESPONSIBILITIES OF COULTER AND SB

BACKGROUND:

As described in the Agreement, Coulter retains primary registration responsibilities in the United States (US), while SB retains primary registration responsibilities outside of the US. Obligations for reporting adverse events/reactions to regulatory health authorities for clinical trial experiences and postmarketing experiences will follow the same divisions of responsibilities. Coulter and SB want to share relevant safety information, within certain time frames, in order to comply with applicable regulatory reporting requirements.

DEFINITIONS:

The following definitions reflect and are consistent with FDA and ICH regulations/guidelines.

o       ADVERSE EXPERIENCE (AE)

        The ICH has defined an AE as "Any untoward medical occurrence in a patient or clinical investigation subject administered a pharmaceutical product and which does not necessarily have to have a causal relationship with this treatment."

o       ADVERSE DRUG REACTION (ADR)

        In the PRE-APPROVAL clinical experience or in other clinical trial experiences

        The ICH has defined an ADR in clinical trials as "all noxious and unintended responses to a medicinal product related to any dose."

               The phrase "responses to a medicinal product" means that a causal relationship between a medicinal product and an adverse event is at least a reasonable possibility, i.e., the relationship cannot be ruled out.

        For MARKETED medical products

               The ICH had defined an ADR in marketed medicinal products as "a response to a drug which is noxious and unintended and which occurs at doses normally used in man for prophylaxis, diagnosis or therapy of disease or for modification of physiological function."

o       UNEXPECTED ADR

        The ICH has defined an unexpected ADR as "an adverse drug reaction, the nature or severity of which is not consistent with the applicable product information (e.g., Investigator Brochure for an unapproved investigational medicinal product."


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        This definition includes an AE/ADR of which the nature, specificity, or severity is inconsistent with the applicable PRODUCT information. For an AE/ADR from a clinical trial, the reference document shall be the Investigator Brochure. For an AE/ADR from a spontaneous report or other postmarketing source, the reference documents shall be the core PRODUCT information (PI) or local PI.

o       CRITERIA FOR SERIOUS AE OR ADR

        A serious AE or ADR is any untoward medical occurrence that:

        o       results in death,

        o is life-threatening (NOTE: The term "life-threatening" in the definition of "serious" refers to an event in which the patient was at risk of death at the time of the event; it does not refer to an event which hypothetically might have caused death if it were more severe),

        o requires inpatient hospitalization or a prolongation of existing hospitalization,

        o       results in persistent or significant disability/incapacity, or

        o       is a congenital anomaly/birth defect.

        Medical and scientific judgment should be exercised in deciding whether expedited reporting is appropriate in other situations, such as important medical events that may not be immediately life-threatening or result in death or hospitalization but may jeopardize the patient or may require intervention to prevent one of the other outcomes listed in the definition above. These should also usually be considered serious. (Examples of such events are intensive treatment in an emergency room or at home for allergic bronchospasm; blood dyscrasias or convulsions that do not result in hospitalization; or development of drug dependency or drug abuse.)

o       NON-SERIOUS AE

        A non-serious AE is any experience which does not meet the definition of serious as defined above.

        Clinical trial experiences which are not considered "serious" include: hospitalization for a pre-planned/elective procedure for a medical condition present before treatment started; a pre-existing medical condition which does not increase in severity or frequency following treatment; or an experience which is simply a treatment failure according to the efficacy criteria for the study.

o       SPONTANEOUS REPORTS

        Reports from any source other than a clinical trial source, including regulatory agencies, health care professionals, consumers and literature, shall be classified for reporting purposes as a spontaneous report.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                                                              3.

o       REPORTS OF PREGNANCY AND OVERDOSE

        While such reports are not AEs or ADRs as defined herein, reports of pregnancies should be followed up until the outcome of the pregnancy is known.

        PRODUCT has been clinically tested to define the maximally tolerated dose. "Overdose" will be defined as when the administered dose is >10% of the prescribed dose or any dose that the reporter of an ADR indicates as being an overdose for the patient receiving such dose.

o       MINIMAL CRITERIA FOR REPORTING

        Initial reports should be submitted within the prescribed timelines as long as the following minimum criteria are met: (1) an identifiable patient; (2) a suspect medicinal product; (3) an identifiable reporting source; (4) and an event or outcome.

FOLLOW-UP OF CASES:

The Party who is the initial recipient of an AE/ADR report shall be responsible for appropriate follow-up of that AE/ADR report and timely transmission of relevant new information to the other Party.

SAFETY DATABASE:

Coulter will hold the recognized worldwide safety database for BEXXAR.

Coulter shall have full access to SB's worldwide safety database to enter, edit, analyze, and print AE/ADR reports for BEXXAR until such time that the JDC has determined that (a) Coulter has established a fully validated safety database that meets worldwide pharmacovigilance regulatory requirements and (b) a secure electronic data exchange has been established between the Parties for the electronic exchange of safety information. The Parties shall agree upon a process to track any edits or amendments Coulter makes to the SB worldwide safety database.

Coulter will hold the recognized worldwide safety database for PRODUCT other than BEXXAR ("Additional Product"), except that SB shall hold the recognized safety database for any Additional Product incorporating SECOND GENERATION LICENSED COMPOUNDS that arise from SB's research.

DATA EXCHANGE:

o SB will notify Coulter electronically (or by facsimile if electronic means is not available) of all serious AE reports (including both clinical trial and spontaneous AEs) that SB receives within two (2) calendar days of receipt of such reports by the SB Central Safety Department in the United Kingdom. When the minimum information required for reporting can not be transmitted due to translation difficulties, SB shall notify Coulter within three (3) working days of initial receipt of such reports.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                              4.

o SB will notify Coulter by facsimile of any fatal or life-threatening ADRs within twenty four (24) hours of receipt.

o Non-serious spontaneous AE reports received by SB will be submitted to Coulter within five (5) working days of receipt of such reports by the SB Central Safety Department.

o Coulter will provide SB with CIOMS I forms electronically (or by facsimile if electronic means is not available) for all U.S. serious AEs within two (2) calendar days of receipt.

o Coulter will notify SB by facsimile of any fatal or life-threatening ADRs within twenty four (24) hours of receipt by Coulter.

o Coulter is responsible for receiving and forwarding reports to and from other Coulter licensees (if applicable).

o SB is responsible for receiving and forwarding reports to and from other SB sublicensees (if applicable).

LITERATURE REPORTS:

Each Party shall be responsible for scanning the literature for case reports in any territory in which it holds registration rights as set forth in this agreement.

REGULATORY REPORTING:

o Reporting of domestic or foreign cases to the local regulatory authorities is the responsibility of the local registration holder.

        o SB shall be responsible for reporting of domestic cases to the local regulatory authorities in those countries where SB is the local registration holder.

        o Coulter shall be responsible for reporting domestic cases to the FDA in the United States.

        o Coulter will be responsible for reporting IND safety reports to the FDA.

        o Reporting to other regulatory authorities will be the responsibility of the local registration holder.

INVESTIGATOR NOTIFICATION:

o Notification of submitted alert reports to investigators and to the local regulatory authorities is the responsibility of the local registration holder.

        o Coulter shall be responsible for preparing the notifications and providing a copy to SB for review.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                              5.

        o Coulter shall be responsible for notification of investigators in the U.S. and notification of the FDA.

        o SB shall be responsible for notification of investigators and the local regulatory authorities in those countries where SB is the local registration holder.

PERIODIC PRODUCT SAFETY UPDATE REPORT (PSUR):

The International birth date is the date of first regulatory approval in the world. This date will determine the anniversary dates for Product Safety Update Reports (PSURs). Coulter will produce AE/ADR listings on a semiannual basis beginning with the International birth date of PRODUCT with consecutive six-monthly data lock points from that date onward.

On each data lock point date, each Party will provide the other Party with the most up-to-date available sales or usage figures from their respective TERRITORIES. Each Party will further supply the other Party with copies of the safety sections of any "end of study" reports associated with PRODUCT for trials conducted by that Party. Analysis of the clinical safety information contained in the PSUR will be done jointly by the Safety Departments of both Parties. Coulter is responsible for forwarding the PSURs to other Coulter licensees (as applicable) to enable them to meet their local regulatory reporting obligations. SB is responsible for forwarding the PSURs to other SB sublicensees (as applicable) to enable them to meet their local regulatory reporting obligations.

Coulter will be responsible for producing the U.S. Periodic AE Report, with data provided by SB as required, until such time as the FDA accepts PSURs.

CORE PRODUCT INFORMATION CHANGES:

Safety changes to the core PRODUCT information (PI) or local PI will be made in consultation between SB and Coulter. Each Party will then simultaneously amend their respective package inserts (core and local). Coulter will be responsible for communicating such changes to the other Coulter licensees, as applicable. SB will be responsible for communicating such changes to other SB sublicensees, as applicable. The JOINT DEVELOPMENT COMMITTEE will decide the forum in which these changes are to be decided.

RESPONDING TO SAFETY RELATED OR PRODUCT-RELATED REGULATORY INQUIRIES:

Each Party will keep the other Party informed of any safety-related or PRODUCT-related regulatory inquiries and cooperate in providing requested information promptly.

TRAINING OF SALES REPRESENTATIVES:

o The Parties will collaborate in the generation of materials for training the sales force on safety monitoring and reporting responsibilities.



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                                                              6.

o SB will provide generic training materials to Coulter and Coulter will provide Product-specific materials to SB.

METHOD FOR REVISING THIS PHARMACOVIGILANCE EXHIBIT:

If either Party desires to revise this Pharmacovigilance Exhibit due to changes in definitions, regulations, or for any other reason, such Party shall contact the other Party and the pharmacovigilance Exhibit shall be revised following written agreement by both Parties.



PHARMACOVIGILANCE CONTACTS IN EACH PARTY:

FOR SB:                                            CONTACT ADDRESS AND NUMBERS
-------------------------------------------------------------------------------------
Primary:       [*]                                 SmithKline Beecham Corporation
               Associate Director                  New Frontiers Science Park (South)
               Worldwide Clinical Safety           Third Avenue, The Pinnacles
               SmithKline Beecham Corporation      Harlow, Essex  CM19 5AG
               E-mail:                             Tel:  [*]
               [*]@sbphrd.com                      Fax:  [*]


US Contact:    [*]                                 SmithKline Beecham Corporation
               Director, Safety Quality Mgmt.      1250 South Collegeville Road
               SmithKline Beecham Corporation      Collegeville, PA  19426-0989
                                                   Tel: [*]
               E-mail:                             Fax: [*]
               [*]@sbphrd.com



FOR COULTER:                                       CONTACT ADDRESS AND NUMBERS
--------------------------------------------------------------------------------
Primary:       [*]                                 Coulter Pharmaceutical, Inc.
               Director, Medical Information and   550 California Avenue, Suite 200
               Safety                              Palo Alto, CA  94306-1440
               Coulter Pharmaceutical, Inc.        Tel: [*]
                                                   Fax: [*]
               E-mail:
               [*]@coulterpharm.com



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                                                              7.

                                    EXHIBIT I

                            PRODUCT-RELATED INQUIRIES
                       RESPONSIBILITIES OF COULTER AND SB

BACKGROUND:

As described in the Agreement, Coulter retains primary registration responsibilities in the United States (US), while SB retains primary registration responsibilities outside of the US. Obligations for answering medical or technical queries will follow the same divisions of responsibilities. Coulter and SB want to share relevant PRODUCT information in order to provide optimal education to individuals inquiring about the PRODUCT.

RESPONDING TO PRODUCT-RELATED INQUIRIES:

For PRODUCT-related inquires from customers who reside in the U.S.

Coulter will answer all PRODUCT-related inquiries received from customers who reside in the US. SB shall forward all PRODUCT-related inquires received by it to Coulter within 1 business day, unless the urgent nature of the question necessitates a more rapid response. Members of the SB sales force will forward PRODUCT-related inquiries directly to Coulter for response.

For PRODUCT-related inquires from customers who reside outside of the U.S.

SB will answer all PRODUCT-related inquires received from customers who reside outside of the US. Coulter shall forward all PRODUCT-related inquires received by it from countries outside the U.S. to SB's Central Medical Affairs Team
(CMAT) within 1 business day, unless the urgent nature of the question necessitates a more rapid response.

DATABASE OF RESPONSES:

Coulter will prepare and maintain a database containing responses to PRODUCT-related queries. The database, and any updates with new and/or updated responses to queries will be made available to SB as needed to support the commercialization of PRODUCT in countries outside of the US.

SB may also prepare a database of responses to PRODUCT-related inquiries received from customers who reside outside of the U.S. Should SB develop such a database, it will make the contents and all updates (new or revised responses) available to Coulter.

METHOD FOR REVISING THIS PRODUCT-RELATED INQUIRIES EXHIBIT:

If either Party desires to revise this Product-Related Inquiries Exhibit for any reason, such Party shall contact the other Party and the Product-Related Inquiries Exhibit shall be revised following written agreement by both Parties.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.





                                       1.

PRODUCT-RELATED INQUIRY CONTACTS IN EACH PARTY:

FOR SB:                                            CONTACT ADDRESS AND NUMBERS
-------------------------------------------------------------------------------------
Ex-US:         [*]                                 SmithKline Beecham Corporation
               [*]                                 New Frontiers Science Park (South)
               [*]                                 Third Avenue, The Pinnacles
                                                   Harlow, Essex  CM19 5AW
                                                   Tel: [*]
                                                   Fax: [*]
               E-mail:
               [*]

US Contact:    [*]                                 SmithKline Beecham Corporation
               [*]                                 FP 1010
               [*]
               [*]                                 1 Franklin Plaza
                                                   Philadelphia, PA  19101
               E-mail:                             Tel: [*]
               [*]@sb.com                          Fax: [*]


FOR COULTER:                                       CONTACT ADDRESS AND NUMBERS
------------------------------------------------------------------------------------
Primary:       [*]                                 Coulter Pharmaceutical, Inc.
               [*]                                 550 California Avenue
               [*]                                 Suite 200
               [*]                                 Palo Alto, CA  94306-1440
                                                   Tel: [*]
               E-mail:                             Fax: [*]

               [*]



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                                                              2.

                                    EXHIBIT J

                            PRODUCT RECALL PROCEDURES


        Coulter shall handle all physical aspects relating to any PRODUCT recalls in TERRITORY A. SB shall handle all physical aspects relating to any PRODUCT recalls in TERRITORY B and TERRITORY C. At Coulter's request, SB will assist Coulter in obtaining and receiving any samples of PRODUCT or PRODUCT-related items that have been recalled in TERRITORY A. Any PRODUCT or PRODUCT-related items returned to SB in TERRITORY A shall be shipped by SB to Coulter's facility identified by Coulter as the point for receiving returned goods.

        SB and Coulter shall [*] in the direct documented costs incurred by each of them in TERRITORY A, TERRITORY B and TERRITORY C with respect to participating in any withdrawal or recall, including without limitation PRODUCT destruction, except that:

        Coulter shall [*] incurred in connection with such withdrawal or recall and [*], in cases where such withdrawal or recall was caused by Coulter by either of the following circumstances:

               (a) a defect in manufacturing (i.e. manufacturing not in accordance with Specifications and procedures approved by the FDA or other relevant government/regulatory agencies), including any adulteration, mislabeling or misbranding of PRODUCT if Coulter was responsible for that stage of manufacturing, or a PRODUCT or intermediate thereof failing to meet applicable regulatory specifications (e.g., the regulations of the FDA and European Commission Directive 91/356/EEC) or which will not meet applicable regulatory specifications at the end of shelf life, or

               (b) any misrepresentation or willful omission committed by Coulter, its employees, officers, directors, agents, representatives or AFFILIATES in connection with PRODUCT safety or efficacy data or information submitted or omitted from submission to any regulatory agency.

               (c) any misrepresentation made by Coulter or its employees, officers, directors, agents, representatives or AFFILIATES in connection with the promotion of PRODUCT, or

               (d) any other negligence or wrongful act committed by Coulter or its employees, officers, directors, agents, representatives or AFFILIATES in the distribution of PRODUCT including, but not limited to, improper storage and/or handling of PRODUCT.

        SB shall [*] incurred in connection with such withdrawal or recall and [*], in cases where such withdrawal or recall was caused by SB by either of the following circumstances:

               (a) a defect in manufacturing (i.e. manufacturing not in accordance with Specifications and procedures approved by the FDA or other relevant government/regulatory agencies), including any adulteration, mislabeling or misbranding of PRODUCT if SB was responsible for that stage of manufacturing, or a PRODUCT or intermediate thereof failing to meet

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       1.

applicable regulatory specifications (e.g., the regulations of the FDA and European Commission Directive 91/356/EEC) or which will not meet applicable regulatory specifications at the end of shelf life;

               (b) any misrepresentation or willful omission committed by SB, its employees, officers, directors, agents, representatives or AFFILIATES in connection with PRODUCT safety or efficacy data or information submitted or omitted from submission to any regulatory agency;

               (c) any misrepresentation made by SB or its employees, officers, directors, agents, representatives or AFFILIATES in connection with the promotion of PRODUCT; or

               (d) any other negligence or wrongful act committed by SB or its employees, officers, directors, agents, representatives or AFFILIATES in the distribution of PRODUCT including, but not limited to, improper storage and/or handling of PRODUCT.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                              2.